As filed with the Securities and Exchange Commission on October 27, 2014

Securities Act File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐  Pre-Effective Amendment No.
☐  Post-Effective Amendment No.

ALCENTRA CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

200 Park Avenue, 7th Floor
New York, New York 10166

(Address of Principal Executive Offices)

(212) 922-8240

(Registrant’s Telephone Number, Including Area Code)

Paul J. Echausse, Esq.
President and Chief Executive Officer
Alcentra Capital Corporation
200 Park Avenue, 7th Floor
New York, New York 10166

(Name and Address of Agent for Service)

COPIES TO:

Steven B. Boehm, Esq.
Harry S. Pangas, Esq.
Sutherland Asbill & Brennan LLP
700 Sixth Street, NW, Suite 700
Washington, DC 20001
Tel: (202) 383-0100
Fax: (202) 637-3593

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)(2)	Amount of Registration Fee
Notes	$20,000,000	$2,324

(1)	Includes notes subject to the underwriters’ overallotment option.
(2)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion dated October 27, 2014

PRELIMINARY PROSPECTUS

$
    % Notes due 20[•]

Alcentra Capital Corporation

We are a specialty finance company that operates as a non-diversified, closed-end management investment company. We provide customized debt and equity financing solutions to lower middle-market companies, which we define as companies having annual earnings, before interest, taxes, depreciation and amortization of between $5 million and $15 million, and/or revenues of between $10 million and $100 million, although we may opportunistically make investments in larger or smaller companies. We have elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940. We intend to elect to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, for U.S. federal income tax purposes. We are an “emerging growth company” under the Jumpstart Our Business Startups Act of 2012 and are subject to reduced public company reporting requirements.

We are offering $[  •    ] in aggregate principal amount of [  •    ]% notes due 20[•], which we refer to as the “Notes.” The Notes will mature on [    •      ], 20[•]. We will pay interest on the Notes on [  •    ], [  •    ], [  •    ] and [  •    ] of each year, beginning on [    •       ], 2014. We may redeem the Notes in whole or in part at any time, or from time to time on or after [ •   ], 20[•], at the redemption price of par, plus accrued interest, as discussed under the caption “Description of the Notes — Optional Redemption.” The Notes will be issued in minimum denominations of $[25] and integral multiples of $[25] in excess thereof.

The Notes will be our direct unsecured obligations and rank pari passu, or equal, with all outstanding and future unsecured unsubordinated indebtedness issued by Alcentra Capital Corporation. The Notes will be effectively subordinated to our future secured indebtedness and structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries.

We have applied to list the Notes on the NASDAQ Global Select Market and we expect trading to commence thereon within 30 days of the original issue date under the trading symbol “XXXX.” We do not intend to have the Notes rated by any rating agency and, as a result, the Notes may be subject to greater volatility than debt with an investment grade rating. The Notes are expected to trade “flat.” This means that purchasers will not pay, and sellers will not receive, any accrued and unpaid interest on the Notes that is not included in the trading price. Currently, there is no public market for the Notes and there can be no assurance that one will develop.

Our investment objective is to generate both current income and capital appreciation primarily by making direct investments in lower middle-market companies in the form of subordinated debt and, to a lesser extent, senior debt and minority equity investments.

We are externally managed by our investment adviser, Alcentra NY, LLC, which is registered as an investment adviser with the Securities and Exchange Commission, or the SEC. Alcentra NY provides the administrative services necessary for us to operate. We have limited experience operating as a BDC or a RIC, and Alcentra NY has limited experience serving as an investment adviser to a BDC and a RIC.

An investment in our Notes is subject to risks and involves a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. For example, we invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. See “Risk Factors” beginning on page 19 to read about factors you should consider, including the risk of leverage, before investing in our Notes.

This prospectus contains important information you should know before investing in our Notes. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. The SEC also maintains a website at http://www.sec.gov that contains such information. This information will also be available free of charge by contacting us at 200 Park Avenue, 7th Floor, New York, New York 10166, or by telephone at (212) 922-8240 or on our website at www.alcentracapital.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per share	Total
Public offering price	$	$
Sales load (underwriting discounts and commissions)	$	$
Proceeds to us, before expenses(1)	$	$

(1)	Before deducting expenses payable by us related to this offering, estimated at $[ • ], or approximately $[ • ] per Note.

The underwriters may also purchase up to an additional $[  •    ] total aggregate principal amount of Notes offered hereby, within 30 days of the date of this prospectus. If the underwriters exercise this option in full, the total public offering price will be $[  •    ], the total underwriting discount (sales load) paid by us will be $[  •    ], and total proceeds, before expenses, will be $[  •    ].

THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Delivery of the Notes in book-entry form only through The Depository Trust Company will be made and or about   , 2014.

The date of this prospectus is            , 2014

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations, cash flows and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the more detailed information set forth under “Risk Factors” and the other information included in this prospectus carefully.

We were formed on June 6, 2013 and commenced operations on May 8, 2014. On May 14, 2014, we closed our initial public offering, or the Offering, issuing 6,666,666 shares of our common stock and raising approximately $100 million. Except as otherwise indicated, the terms: “we,” “us,” “our” “Alcentra Capital” and the “Company” refer to Alcentra Capital Corporation; our “Adviser” or “Alcentra NY” refers to our investment adviser, Alcentra NY, LLC.

Alcentra Capital Corporation

We are a specialty finance company that operates as a non-diversified, closed-end management investment company. We have elected to be regulated as a BDC under the Investment Company Act of 1940, as amended, which we refer to as the 1940 Act. In addition, we intend to elect for U.S. federal income tax purposes to be treated as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the Code.

We provide customized debt and equity financing solutions to lower middle-market companies, which we define as companies having annual earnings, before interest, taxes, depreciation and amortization, or EBITDA, of between $5 million and $15 million, and/or revenues of between $10 million and $100 million, although we may opportunistically make investments in larger or smaller companies. Our investments typically range in size from $5 million to $15 million.

Our investment objective is to generate both current income and capital appreciation primarily by making direct investments in lower middle-market companies in the form of subordinated debt and, to a lesser extent, senior debt and minority equity investments. The companies in which we invest are typically highly leveraged, and, in most cases, our investments in such companies will not be rated by any rating agency. If such investments were rated, we believe that they would likely receive a below-investment grade rating, which is often referred to as “high-yield” or “junk.” While our primary investment focus is to make loans to, and selected equity investments in, privately-held lower-middle-market companies, we may also make opportunistic investments in larger or smaller companies.

Our Adviser has a history of investing in companies that seek capital to use for growth initiatives or a generational change of ownership, or what we refer to as Growth Companies. We define a Growth Company as a company that has experienced growth of at least two to three times the rate of gross domestic product, or GDP or have a catalyst to achieve that type of growth. It has been the experience of our Adviser’s investment team that Growth Companies typically incur less leverage than larger companies in order to maintain the financial flexibility to continue to invest in the growth of their businesses. In the experience of our Adviser’s investment team, our targeted industry sectors tend to have a greater proportion of Growth Companies and therefore offer greater investment opportunities to pursue. Our targeted industry sectors are: healthcare and pharmaceutical services; defense, homeland security and government services; business and outsourced services; and energy services. We may also make investments in portfolio companies that do not possess these characteristics or are outside of these industry sectors.

Portfolio Composition

As of June 30, 2014, we had $200 million (at fair value) invested in 21 portfolio companies. Our portfolio included approximately 36% of first lien debt, 4% of second lien debt, 32% of mezzanine debt and 28% of equity investments at fair value. At June 30, 2014, our average portfolio company investment at amortized cost and fair value was approximately $10.4 million and $10.5 million, respectively, and our largest portfolio company investment by amortized cost and fair value was approximately $18.5 million and $18.9 million, respectively. At June 30, 2014,

9.92% of our debt investments bore interest based on floating rates (subject to interest rate floors), such as LIBOR, and 90.08% bore interest at fixed rates.

The weighted average yield on all of our debt investments as of June 30, 2014 was approximately 12.3%. The weighted average yield was computed using the effective interest rates for all of our debt investments, including accretion of original issue discount. There can be no assurance that the weighted average gross or cash yields will remain at their current level.

Organizational Structure

The following chart shows the ownership structure and various entities affiliated with us and our Adviser.

(1)	For tax purposes, certain of our equity investments purchased are held by a wholly-owned subsidiary of ours.

Our Adviser

Alcentra NY, LLC, which we refer to as Alcentra NY, or our Adviser, serves as our investment adviser and is the U.S. affiliate of Alcentra, Ltd., which we refer to as Alcentra, an asset management platform focused on below-investment grade credit. Both Alcentra NY and Alcentra are subsidiaries of BNY Alcentra Group Holdings, Inc., which we refer to as the Alcentra Group. The investment professionals of our Adviser who work in the direct debt and equity division of our Adviser, which we refer to as Alcentra Mezzanine, have worked together for more than 8 years and as of June 30, 2014 have invested more than $500 million in lower middle-market companies. Alcentra Mezzanine combines significant credit analysis, structuring capability and transactional experience within the larger credit investment platform of Alcentra.

Our Adviser is responsible for sourcing investment opportunities, conducting industry research, performing diligence on potential investments, structuring our investments and monitoring our portfolio companies on an ongoing basis through a team of investment professionals.

Our Adviser’s investment team is led by Paul J. Echausse, our President and Chief Executive Officer, and Scott Gold, our Senior Vice President. Messrs. Echausse and Gold were founders of Alcentra Mezzanine in 1998 through the investment of subordinated debt investments on the Bank of New York platform. Our investment committee, which we refer to as the Investment Committee, is comprised of Paul Echausse, Paul Hatfield, Chairman of our Board of Directors, Kevin Bannon and Graeme Delaney Smith. Each member of our Investment Committee has at least 20 years of experience investing and lending across changing market cycles, and, with other investment professionals of our Adviser, collectively have more than 60 years of such experience. The biographies and experience of the members of our Investment Committee are included under “Portfolio Management — Investment Committee.”

Our Adviser furnishes us with office facilities and equipment and provides us with clerical, bookkeeping, record keeping and other administrative services at such facilities. Pursuant to the Investment Advisory Agreement, we pay a fee based on our allocable portion of overhead and other expenses incurred by our Adviser.

We have entered into an investment advisory agreement, or the Investment Advisory Agreement, with our Adviser pursuant to which we pay a base management fee and incentive fees to our Adviser for its services under the agreement. See “Management Agreements — Investment Advisory Agreement.” Our Adviser has agreed to waive its fees (base management and incentive fee), without recourse against or reimbursement by us, for the remainder of the quarter in which the initial public offering was completed and the subsequent four quarters to the extent required in order for the Company to earn a quarterly net investment income to maintain a targeted dividend payment on shares of common stock outstanding on the relevant dividend payment dates of 9.0% (to be paid on a quarterly basis).

Our Administrator

We have entered into a fund administration and accounting agreement, or the Administration Agreement, with State Street Bank and Trust Company, or State Street, pursuant to which State Street provides us with financial reporting, post-trade compliance, and treasury services. Pursuant to the Administration Agreement, we pay a fixed annual fee, paid in monthly installments in arrears, along with additional fees and expenses as incurred each month. See “Management Agreements — Administration Agreement.”

Alcentra Mezzanine

Alcentra Mezzanine has sponsored three private investment funds that focus on subordinated debt and equity investments in middle market companies, each of which is managed by Alcentra NY. BNY Mellon-Alcentra Mezzanine III, L.P., which we refer to as Fund III, the last of the private investment funds, was formed in 2010 by institutions, family offices and private wealth investors.

Alcentra Mezzanine combines significant credit analysis, structuring capability and transactional experience within the larger credit investment platform of the Alcentra Group. As a wholly-owned subsidiary of The Bank of New York Mellon Corporation, or BNY Mellon, the Alcentra Group manages approximately $22 billion in below-investment grade debt assets across more than 60 credit-focused funds and managed accounts. The Alcentra Group collectively employed 98 investment professionals as of June 30, 2014.

Alcentra Group and BNY Mellon

The Alcentra Group was formed in 2002 through the merger of two asset management divisions from Barclays Bank Plc in the United Kingdom and Imperial Credit Industries, Inc. In January 2006, Alcentra Group was purchased by BNY Mellon. Alcentra Group is the specialist below-investment grade debt manager within BNY Mellon’s group of asset management boutiques.

BNY Mellon is one of the largest bank holding companies in the U.S. with a market capitalization of approximately $42.4 billion and is also one of the largest securities servicing organizations with $28.5 trillion of assets under custody and administration and boasts a global platform across 35 countries as of June 30, 2014. BNY Mellon is a substantial player in asset management with approximately $1.6 trillion of assets under management as of June 30, 2014. Currently, BNY Mellon is the principal owner of the Alcentra Group.

We refer to BNY Mellon, Alcentra Group, Alcentra Mezzanine, our Adviser and their Affiliates together as the BNY Mellon Group.

Market Opportunity

We believe that the limited amount of capital available to lower middle-market companies, coupled with the desire of these companies for flexible and partnership-oriented sources of capital, creates an attractive investment environment for us. We believe the following factors will continue to provide us with opportunities to grow and deliver attractive returns to our stockholders. However, there can be no assurances that we will be able to successfully implement our business strategy and, as a result, meet our investment objective.

The Lower Middle-market Represents a Large, Underserved Market.   We believe that lower middle-market companies, most of which are privately held, are relatively underserved by traditional capital providers such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds. Further, we believe that companies of this size generally are less leveraged relative to their enterprise value, as compared to larger companies with a greater range of financing options.

Reduced Availability of Capital for Lower Middle-market Companies Presents Opportunities for Attractive Risk-Adjusted Returns.  Beginning with the credit crisis that began in 2007, we believe that the subsequent exit of traditional capital providers from lower middle-market lending created a less competitive market and an increased opportunity for alternative funding sources like us to generate attractive risk-adjusted returns. The remaining lenders and investors in the current environment require lower levels of senior and total leverage, increased equity commitments and more comprehensive covenant packages than were customary prior to the credit crisis. We believe that our ability to offer flexible financing solutions positions us to take advantage of this dislocation.

Regulatory Changes Have Decreased Competition among Lower Middle-market Lenders.  We believe recent regulatory changes, including the adoption of the Dodd-Frank Act and the introduction of new international capital and liquidity requirements under the Basel III Accords have caused banking institutions to curtail their lending to lower middle-market companies. As a result, we believe that less competition will facilitate higher quality deal flow and allow for greater selectivity for us throughout the investment process.

Large Pools of Uninvested Private Equity Capital should Drive Future Transaction Velocity.  We expect that private equity firms will remain active investors in lower middle-market companies. Private equity funds generally seek to leverage their investments by combining their equity capital with senior secured loans and/or mezzanine debt, or subordinated debt that is not secured by collateral, provided by other sources. We believe that our investment strategy positions us well to partner with such private equity investors, although there can be no assurance that we will be successful in this regard. Although our interests may not always be aligned with the private equity sponsors of our portfolio companies given their positions as the equity holders and our position as the debt holder in our portfolio companies, we believe that private equity sponsors will provide significant benefits including incremental due diligence, additional monitoring capabilities and a potential source of capital and operational expertise for our portfolio companies.

Growth Companies Typically Pursue Mezzanine Debt as an Efficient Cost of Capital.  Mezzanine debt can be an effective source of capital for companies experiencing rapid growth. We typically focus on companies that can achieve a revenue growth rate of at least two to three times the rate of GDP growth. It is not uncommon for Growth Companies to grow faster than their bank can provide debt to support that growth. Growth Companies therefore have two primary capital market options to fund that growth: (i) raise private equity from individuals or institutions; or (ii) raise mezzanine debt capital. We believe that mezzanine debt capital can be a more cost effective alternative for Growth Companies, and can be more competitive than raising private equity capital.

Competitive Advantages

Experienced Management Team.  Members of our Investment Committee and other investment professionals of our Adviser collectively have more than 60 years of experience investing and lending across changing market cycles. These professionals have diverse backgrounds with prior experience in investment and management positions at investment banks, small business investment companies, or SBICs, commercial banks and privately held companies. As of June 30, 2014, the investment professionals of our Adviser have invested more than $500 million in debt and equity securities of primarily lower middle-market companies. We believe this experience provides our Adviser with an in-depth understanding of the strategic, financial and operational challenges and opportunities of lower middle-market companies. Further, we believe this positions our Adviser to effectively identify, assess, structure and monitor our investments.

Strong Transaction Sourcing Network.   Our Adviser’s investment professionals possess an extensive network of long-standing relationships with private equity firms, middle-market senior lenders, junior-capital partners, SBICs, financial intermediaries, law firms, accountants and management teams of privately owned businesses. We believe that the combination of these relationships and our reputation as a reliable, responsive and value-added financing partner will generate a steady stream of new investment opportunities and proprietary deal flow.

Access to the BNY Wealth Management Platform.  BNY Mellon maintains a substantial Wealth Management business that provides investment advisory and other services to high net worth individuals, families and family offices. BNY Mellon’s Wealth Management business interacts regularly with privately owned businesses and the family owners thereof. The Alcentra Mezzanine team maintains an active calling program on these offices as a source of deal flow and deal referrals. We utilize our access to BNY Mellon’s Wealth Management business as an important component of our network of relationships in sourcing investment opportunities.

Flexible Financing Solutions.  We offer a variety of financing structures and have the flexibility to structure our investments to meet the custom needs of our portfolio companies, including among investment types and investment terms. Typically we invest in subordinated debt, coupled with an equity or equity-like component to increase the total investment return profile. We believe our ability to offer a variety of financing arrangements makes us an attractive partner to lower middle-market companies and enables our Adviser to identify attractive investment opportunities throughout economic cycles and across a company’s capital structure.

Rigorous Underwriting Policies and Active Portfolio Management.  Our Adviser has implemented rigorous underwriting policies that are followed in each transaction. These policies include an extensive review and credit analysis of portfolio companies, historical and projected financial performance, as well as an assessment of the portfolio company’s business model and forecasts that are designed to assess investment prospects via a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team operating discipline, growth potential and industry attractiveness. In addition, we structure our debt investments with protective financial covenants, designed to proactively address changes in a portfolio company’s financial performance. Covenants are negotiated before an investment is completed and are based on the projected financial performance of the portfolio company. These processes are designed to, among other things, provide us with an assessment of the ability of the portfolio company to repay its debt at maturity. After investing in a portfolio company, we monitor the investment closely, receiving financial statements on at least a quarterly basis as well as annual audited financial statements. We analyze and discuss in detail the portfolio company’s financial performance with management in addition to attending regular board meetings. We believe that our initial and ongoing portfolio review process allows us to identify and maintain superior risk adjusted return opportunities in our target portfolio companies.

Minimize Portfolio Concentration.  While we focus our investments in lower middle-market companies, we seek to diversify our portfolio across various industries, geographic sectors and financial sponsors. We actively monitor our investment portfolio to ensure we are not overly concentrated across industries, geographic sectors or private equity or other sponsors. By monitoring our investment portfolio in this manner we seek to reduce the effects of economic downturns associated with any particular industry sector or geographic region.

Access to the Alcentra Group Platform.  We seek to leverage the depth and breadth of resources of the Alcentra Group platform across all aspects of its operations, benefiting from the Alcentra Group’s investment professionals, who in addition to their credit expertise, possess industry expertise. As of June 30, 2014 the Alcentra Group employs more than 35 industry focused senior analysts that closely follow a variety of industries, including healthcare, defense and business services. This unique access to in-house expertise will also be utilized in the ongoing monitoring of our investments.

Investment Guidelines for Evaluating Investment Opportunities

We use the following guidelines in evaluating investment opportunities and constructing our portfolio. However, not all of these guidelines have been, or will be, met in connection with each of our investments.

Experienced Management Teams With Meaningful Equity Ownership.  We target portfolio companies that have management teams with significant experience and/or relevant industry experience coupled with meaningful equity ownership. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

Strong Competitive Position.  We seek to invest in companies that have developed strong positions within their respective markets, are well positioned to capitalize on growth opportunities and compete in industries with barriers to entry. We also seek to invest in companies that we believe exhibit a sustainable competitive advantage vis-a-vis their competitors, which may help to protect their market position and profitability.

Growth Companies.  We target Growth Companies that have experienced growth of at least two to three times the rate of GDP. For illustrative purposes, if GDP growth is 3%, then we will seek to invest in companies whose revenue growth rate is 6% – 9%. We believe that mezzanine debt capital affords a more attractive cost of capital solution for such companies, rather than private equity.

Diversified Customer and Supplier Base.  We prefer to invest in companies that have a diversified customer and supplier base. Companies with a diversified customer and supplier base are generally better able to endure economic downturns, industry consolidation and shifting customer preferences.

Significant Invested Capital.  We believe the existence of significant underlying equity value provides important support to our investments. We will look for portfolio companies that we believe have sufficient value beyond the layer of the capital structure in which we invest.

Visible Exit Strategy.  We invest in companies that we believe will provide a steady stream of cash flow to repay our loans while reinvesting in their respective businesses. In addition, we also seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities for our equity investments. We seek to execute each investment with a visible and articulated exit strategy determined by a variety of factors, including the company’s financial position, anticipated growth dynamics and the prevailing mergers and acquisitions environment.

Operating and Regulatory Structure

Our investment activities are managed by our Adviser and supervised by our board of directors, a majority of whom are independent of our Adviser and its affiliates. Our Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, which we refer to as the Advisers Act. Under the Investment Advisory Agreement, we have agreed to pay Alcentra NY an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Management Agreements — Management Fee” and “Incentive

Fee.” Our Adviser also provides us with certain administrative and other services necessary for us to operate pursuant to the Investment Advisory Agreement. See “Management Agreements.”

As a BDC, we are required to comply with certain regulatory requirements. The 1940 Act and the Code impose numerous constraints on the operations of BDCs and RICs. BDCs are required, for example, to invest at least 70% of their total assets primarily in securities of U.S. private or thinly traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment. Moreover, qualification for taxation as a RIC requires satisfaction of certain source-of-income, asset diversification and distribution requirements. The 1940 Act also contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers), principal underwriters and affiliates of those affiliates or underwriters. However, we may seek to co-invest on a concurrent basis with funds or entities managed by our Adviser, BNY Mellon or their affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of co-investment transactions would only be permitted pursuant to an exemptive order from the SEC. Any such order will be subject to certain terms and conditions. Further there is no assurance that this application for exemptive relief will be granted by the SEC. See “Regulation.”

Also, while we may borrow funds to make investments, our ability to use debt is limited in certain significant aspects. In particular, BDCs must have at least 200% asset coverage calculated in accordance with the 1940 Act in order to incur debt or issue preferred stock (which we refer to collectively as “senior securities”). As a result, we are required to finance our investments with at least as much equity as senior securities in the aggregate.

In addition, we intend to elect for U.S. federal income tax purposes to be treated as, and to qualify annually as, a RIC under the Code. As a consequence of our proposed RIC status, as well as our status as a BDC, our asset growth is dependent on our ability to raise equity capital through the issuance of common stock. RICs generally must distribute substantially all of their earnings to stockholders as dividends in order to preserve their status as a RIC and avoid corporate-level U.S. federal income tax. This requirement, in turn, generally prevents us from using earnings to support our operations, including making new investments. See “Certain U.S. Federal Income Tax Considerations.”

Corporate History

Immediately prior to the completion of the Offering, we purchased a portfolio of approximately $155.8 in debt and equity investments which consisted of all of the investment assets of Fund III except for its equity investment and warrants in GTT Communications. We refer to the portfolio assets we acquired from Fund III as the Fund III Acquired Assets. We also purchased approximately $29 million of debt and equity investments which consisted of assets held by our affiliate, Alcentra Group, that were purchased under a warehouse facility in anticipation of our initial public offering, which we refer to as the Warehouse Portfolio.

Recent Developments

The Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Amounts are gross of fees.

Subsequent to June 30, 2014, new investments were made as follows:

On July 11, 2014, GST Autoleather was funded for $8,000,000 (11% Cash, 2% PIK senior subordinated note).

On July 24, 2014, ACT Lighting was funded for $9,750,000 (12% Cash, 2% PIK note) and $1,750,000 (8% PIK note).

On August 19, 2014, Stancor was funded for $5,000,000 (First Lien, LIBOR + 8.0%), 75bps LIBOR floor).

On September 29, 2014, Nation Safe Drivers was funded for $7,000,000 (Second Lien, LIBOR + 8.0%; 2.0% LIBOR floor).

As of September 30, 2014, we have an outstanding commitment to fund $20,000,000 to Hotel Systems Pro.

On October 10, 2014, Bioventus LLC was funded for $12,000,000 (Second Lien, 11.0% Cash).

Subsequent to June 30, 2014 the following add on investments were made.

On July 25, 2014, Well Biz Brands was funded $820,000 (senior secured 7% cash, 3.5% PIK).

On July 30, 2014, Black Diamond Rentals was funded $1,480,500 (senior secured 10% cash, 4% PIK).

On August 4, 2014, Aphena Pharma Solutions was funded $433,029 (senior secured 7% cash, 3.5% PIK).

On September 30, 2014, Stancor was funded $2,000,000 (First Lien, LIBOR + 8.0%, 75bps LIBOR floor).

Repayments made subsequent to June 30, 2014 are as follows:

On July 21, 2014, Net Access Corporation repaid their debt obligation of $3,920,230.

On August 6, 2014, GTT Communications repaid their debt obligation of $6,250,000.

On September 2, 2014, Wholesome Sweeteners repaid their debt obligation of $8,000,000.

Implications of Being an Emerging Growth Company

We qualify as an emerging growth company, as that term is used in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act. An emerging growth company may take advantage of specified reduced reporting and other burdens that are otherwise applicable generally to public companies. These provisions include an exemption from the auditor attestation requirement in the assessment of the emerging growth company’s internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, for so long as we qualify as an emerging growth company.

In addition, Section 7(a)(2)(B) of the Securities Act and Section 13(a) of the Exchange Act, as amended by Section 102(b) of the JOBS Act provide that an emerging growth company can take advantage of the extended transition period for complying with new or revised accounting standards. However, pursuant to Section 107 of the JOBS Act, we are choosing to “opt out” of such extended transition period, and as a result, we will comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. Our decision to opt out of the extended transition period for complying with new or revised accounting standards is irrevocable.

We could remain an emerging growth company until the earlier of (a) up to five years measured from the Offering, (b) the last day of the first fiscal year in which our annual gross revenues are $1 billion or more, (c) the date that we become a “large accelerated filer” as defined in Rule 12b-2 under the Securities Exchange Act of 1934, which would occur if the market value of our common stock that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter, or (d) the date on which we have issued more than $1 billion in non-convertible debt during the preceding three year period.

Summary Risk Factors

An investment in our Notes is subject to risks. The following is a summary of the principal risks that you should carefully consider before investing in our Notes. In addition, see “Risk Factors” on page 19 to read about risks you should consider before deciding to invest in our Notes.

•	Both we and our Adviser have a limited history of operating and advising a BDC or a RIC, and we may not be able to operate our business successfully or generate sufficient revenue to make or sustain distributions to our stockholders.
•	We may not replicate the historical results achieved by other entities managed or advised by our Adviser.
•	We are dependent upon key personnel of our Adviser and the Alcentra Group for our future success. If our Adviser or the Alcentra Group were to lose any of its key personnel, our ability to achieve our investment objective could be significantly harmed.
•	Our business model depends to a significant extent upon our Adviser’s network of relationships with financial sponsors, service providers and other intermediaries. Any inability of our Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.
•	Our financial condition, results of operations and cash flows will depend on our ability to manage our business effectively.
•	There are significant potential conflicts of interest that could negatively affect our investment returns, including the management of certain private investment funds by Alcentra NY and other investment advisers affiliated with the BNY Mellon Group.
•	We are restricted in our ability to enter into transactions with entities deemed to be our affiliates, which may limit the scope of investments available to us.
•	Regulations governing our operation as a BDC affect our ability to and the way in which we raise additional capital and, as a RIC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.
•	If we are unable to meet the RIC asset diversification requirements, we may fail to qualify as a RIC.
•	We finance our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.
•	Because we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income.
•	A general increase in interest rates will likely have the effect of increasing our net investment income, which would make it easier for our Adviser to receive incentive fees.
•	To the extent interest rates increase, this may negatively impact the operating performance of our portfolio companies due to increasing debt service obligations and, therefore, may affect our results of operations.
•	Adverse developments in the credit markets may impair our ability to borrow money.
•	Most of our portfolio investments are recorded at fair value as determined in good faith by our board of directors and quoted prices or observable inputs are not generally available to determine such values, resulting in the use of significant unobservable inputs in our quarterly valuation process.
•	Defaults by our portfolio companies would harm our operating results.

•	The inability of our portfolio companies to pay interest and principal when due may contribute to a reduction in the net asset value per share of our common stock, our ability to pay dividends and to service our contractual obligations, and may negatively impact the market price of our common stock and other securities that we may issue.
•	Our activities may be limited as a result of being controlled by a bank holding company.
•	Investors may lose all or part of their investment in us.
•	The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.
•	The Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.
•	The indenture under which the Notes will be issued contains limited protection for holders of the Notes.
•	There is no existing trading market for the Notes and, even if the NASDAQ Global Select Market approves the listing of the Notes, an active trading market for the Notes may not develop, which could limit the market price of the Notes or your ability to sell them.
•	If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.

Significant Material Actual and Potential Conflicts of Interest

We have conflicts of interest arising out of the investment advisory activities of our Adviser and other operations of Alcentra Group and BNY Mellon. For example, we are an affiliate of the BNY Mellon, which is a leading provider of financial services for institutions, corporations and high net worth individuals, providing asset management and wealth management, asset servicing, issuer services, clearing services and treasury services through a worldwide client-focused team. While we may benefit from BNY Mellon’s relationship and activities, situations will arise in which the interests of BNY Mellon and its affiliates will conflict with our interests and the interests of our stockholders. For example, we face potential conflicts of interest, including those relating to:

•	advisory services, lending and loan syndication;
•	conflicting investment interests;
•	time commitment of professionals;
•	transactions with BNY Mellon and its affiliates; and
•	competing funds and allocation policies.

In addition, as a result of restrictions imposed on bank holding companies and entities managed by bank holding companies (including us), our Adviser may be required or may decide to structure an investment in a manner that would be less favorable to us than structures available to a non-regulated entity. See “Related Party Transactions and Certain Relationships” and “Risk Factors — Risks Relating to our Business and Structure — There are significant potential conflicts of interest that could negatively affect our operations and investment returns.”

Corporate Information

Our principal executive offices are located at 200 Park Avenue, 7th Floor, New York, New York 10166, and our telephone number is (212) 922-8240. We maintain a website located at www.alcentracapital.com. Information on our website is not incorporated into or a part of this prospectus.

SPECIFIC TERMS OF THE NOTES AND THE OFFERING

This section outlines the specific legal and financial terms of the Notes. You should read this section together with the more general description of the Notes under the heading “Description of Our Notes” before investing in the Notes. Capitalized terms used in this prospectus and not otherwise defined shall have the meanings ascribed to them in the indenture governing the Notes.

Issuer
Alcentra Capital Corporation
Title of the securities
% Notes due [ • ]
Initial aggregate principal amount being offered
$
Overallotment option
The underwriters may also purchase from us up to an additional $ in aggregate principal amount of Notes solely to cover overallotments, if any, within 30 days of the date of this prospectus.
Initial public offering price
100% of the aggregate principal amount.
Principal payable at maturity
100% of the aggregate principal amount; the principal amount of each Note will be payable on its stated maturity date at the office of the Trustee, Paying Agent, and Security Registrar for the Notes or at such other office in New York City as we may designate.
Type of Note
Fixed rate note
Listing
We intend to list the Notes on the [NASDAQ Global Select Market] within 30 days of the original issue date under the symbol “[ • ].”
Interest Rate
% per year
Day count basis
360-day year of twelve 30-day months
Original issue date
, 2014
Stated maturity date
[ • ], 20[ • ]
Date interest starts accruing
, 2014
Interest payment dates
Each [ • ], [ • ], [ • ] and [ • ] commencing [ • ], 2014. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.
Interest periods
The initial interest period will be the period from and including , 2014, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.
Regular record dates for interest
Each [ • ], [ • ], [ • ] and [ • ] beginning [ • ], 2014
Specified currency
U.S. dollars
Place of payment
New York City

Ranking of Notes
The Notes will be our direct unsecured obligations and will rank:
• pari passu, or equal, with any of our future unsecure indebtedness;
• senior to any of our future indebtedness that expressly provides it is subordinated to the Notes;

•

effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including without limitation, borrowings under our senior secured revolving credit facility, or the “Credit Facility,” with ING Capital LLC, as administrative agent and lender, and certain other lenders party thereto from time to time; and

• structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries.
The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.
Denominations
We will issue the Notes in denominations of $[25] and integral multiples of $[25] in excess thereof.
Business Day
Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City are authorized or required by law or executive order to close.
Optional redemption
The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after [ • ], 20[ • ], upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption.
You may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes.
Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act, to the extent applicable.

If we redeem only some of the Notes, the Trustee will determine the method for selection of the particular Notes to be redeemed, in accordance with the indenture governing the Notes, and in accordance with the rules of any national securities exchange or quotation system on which the Notes are listed. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.
Sinking Fund
The Notes will not be subject to any sinking fund.
Repayment at option of Holders
Holders will not have the option to have the Notes repaid prior to the stated maturity date.
Defeasance
The Notes are subject to defeasance by us. “Defeasance” means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the Notes when due and satisfying any additional conditions required under the indenture and the Notes, we will be deemed to have been discharged from our obligations under the Notes.
Covenant defeasance
The Notes are subject to covenant defeasance by us. In the event of a “covenant defeasance,” upon depositing such funds and satisfying conditions similar to those for defeasance we would be released from certain covenants under the indenture relating to the Notes. The consequences to the holders of the Notes would be that, while they would no longer benefit from certain covenants under the indenture, and while the Notes could not be accelerated for any reason, the holders of Notes nonetheless would be guaranteed to receive the principal and interest owed to them.
Form of Notes
The Notes will be represented by global securities that will be deposited and registered in the name of The Depository Trust Company, or DTC, or its nominee. Except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations which are participants in DTC.
Trustee, Paying Agent, and Security Registrar
[•]
Other Covenants
In addition to any other covenants described in this prospectus, the following covenants shall apply to the Notes:
• We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions,

whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC, if applicable. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings. See “Risk Factors — Risks Relating to our Business and Structure — Pending legislation may allow us to incur additional leverage.”

•

We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions giving effect to (i) any exemptive relief granted to us by the SEC and (ii) no-action relief granted by the SEC to another BDC (or to the Company if it determines to seek such similar no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act in order to maintain the BDC's status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. These provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, is below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase.

•

If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable U.S. GAAP.

Events of Default
You will have rights if an Event of Default occurs with respect to the Notes and is not cured.

The term “Event of Default” in respect of the Notes means any of the following:
• We do not pay the principal of (or premium, if any, on) any Note within five days of its due date.
• We do not pay interest on any Note when due, and such default is not cured within 30 days.

•

We remain in breach of any other covenant with respect to the Notes for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the Trustee or holders of at least 25.0% of the principal amount of the Notes.

•

We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and in the case of certain orders or decrees entered against us under any bankruptcy law, such order or decree remains undischarged or unstayed for a period of 90 days.

•

On the last business day of each of twenty-four consecutive calendar months, the Notes have an asset coverage, as defined in the 1940 Act, of less than 100% after giving effect to any exemptive relief granted to us by the SEC.

Further Issuances
We have the ability to issue additional debt securities under the indenture with terms different from the Notes and, without consent of the holders thereof, to reopen the Notes and issue additional Notes. If we issue additional debt securities, these additional debt securities could have a lien or other security interest greater than that accorded to the holders of the Notes, which are unsecured.
Global Clearance and Settlement Procedures
Interests in the Notes will trade in DTC’s Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the issuer, the Trustee or the paying agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.
Use of Proceeds
We plan to use the net proceeds of this offering to fund new investment opportunities, to repay outstanding indebtedness under the Credit Facility and for general corporate purposes.

SELECTED FINANCIAL AND OTHER DATA

The following selected consolidated financial data of BNY Mellon-Alcentra Mezzanine III, L.P., which is deemed to be a predecessor entity of ours, as of and for the year ended December 31, 2013 and 2012 is derived from our consolidated financial statements that have been audited by KPMG LLP, our independent registered public accounting firm. The selected financial data for the period from January 1, 2014 to May 7, 2014 and the six months ended June 30, 2013 is derived from the unaudited consolidated financial statements of the BNY Mellon-Alcentra Mezzanine III, L.P. The selected financial data for the period from May 8, 2014 to June 30, 2014 is derived from the unaudited consolidated financial statements of the Company. In the opinion of management, the selected financial data for the interim periods reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results for such interim period. The selected financial data for the six months ended June 30, 2014, may not be indicative of the results that may be expected for the year ending December 31, 2014 or for any other period. This financial data should be read in conjunction with our consolidated financial statements and related notes thereto included elsewhere in this prospectus and with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” which follows (dollars in thousands except share and per share data):

	Six Months Ended June 30, 2014
	Alcentra Capital Corporation For the period from May 8, 2014* through June 30, 2014 (unaudited)	BNY Mellon-Alcentra Mezzanine III, L.P. For the period from January 1 , 2014 through May 7, 2014 (unaudited)		BNY Mellon-Alcentra Mezzanine III, L.P. For the Six Months Ended June 30, 2013 (unaudited)		BNY Mellon-Alcentra Mezzanine III, L.P. For the year ended December 31, 2013		BNY Mellon-Alcentra Mezzanine III, L.P. For the year ended December 31, 2012
Statement of operations data:
Total investment income	$3,634,624		$7,761,894		$5,390,074		$11,051,383		$12,687,061
Total expenses	1,179,997		834,336		1,547,407		3,541,736		5,052,550
Net investment income	2,454,627		6,927,558		3,842,667		7,509,647		7,634,511
Net realized gain from investments	—		51,961		41,628		3,547,235		3,195,488
Net increase/decrease in unrealized appreciation on investments	1,332,473		3,026,552		1,749,995		(1,404,471)		4,618,531
Net increase in net assets resulting from operations	$3,787,100		$9,954,110		$5,634,290		$9,652,411		$15,448,530
Per share data:
Net investment income	$0.18	$	N.A.	$	N.A.	$	N.A.	$	N.A.
Net increase in net assets resulting from operations	$0.28	$	N.A.	$	N.A.	$	N.A.	$	N.A.
Dividends declared	$0.1780	$	N.A.	$	N.A.	$	N.A.	$	N.A.
Net asset value per share	$14.76	$	N.A.	$	N.A.	$	N.A.	$	N.A.

	Six Months Ended June 30, 2014
	Alcentra Capital Corporation For the period from May 8, 2014* through June 30, 2014 (unaudited)	BNY Mellon-Alcentra Mezzanine III, L.P. For the period from January 1 , 2014 through May 7, 2014 (unaudited)	BNY Mellon-Alcentra Mezzanine III, L.P. For the Six Months Ended June 30, 2013 (unaudited)	BNY Mellon-Alcentra Mezzanine III, L.P. For the year ended December 31, 2013	BNY Mellon-Alcentra Mezzanine III, L.P. For the year ended December 31, 2012
Balance sheet data:
Total assets	$227,026,513	$175,925,784	$119,136,019	$126,788,126	$101,858,640
Cash and cash equivalents	24,407,025	10,703,472	2,473,440	729,431	869,836
Total net assets	$199,545,112	$175,567,210	$108,359,029	$110,639,427	$96,719,585

*	On May 8, 2014, we purchased a portfolio of approximately $155.8 in debt and equity investments which consisted of all of the investment assets of Fund III, except for its equity investment and warrants in GTT Communications. We purchased from Fund III for $64.3 million in cash and $91.5 million in shares of our common stock . Concurrent with our acquisition of these investment assets from Fund III, we also purchased approximately $29 million of debt and equity investments which consisted of assets held by Alcentra Group for $29 million in cash.

SELECTED QUARTERLY DATA

The following tables set forth certain quarterly financial information for each of the quarters up to and ended June 30, 2014. This information was derived from our and Fund III’s unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the past fiscal year or for any future quarter.

	Quarter Ended June 30, 2014
(Dollars in thousands, except per share data)	Alcentra Capital Corporation For the period from May 8, 2014 through June 30, 2014 (unaudited)	BNY Mellon-Alcentra Mezzanine III, L.P. for the period from April 1, 2014 through May 7, 2014 (unaudited)		BNY Mellon-Alcentra Mezzanine III, L.P. for the quarter ended March 31, 2014 (unaudited)
Total investment income	$3,635		$3,766		$3,995
Net investment income	$2,455		$3,752		$3,176
Net increase in net assets from operations	$3,787		$3,487		$6,467
Net investment income per share	$0.18	$	N.A.	$	N.A.
Net increase in net assets from operations per share	$0.28	$	N.A.	$	N.A.
Net asset value per share at end of period	$14.76	$	N.A.	$	N.A.

	BNY Mellon-Alcentra Mezannine III, L.P. for the Quarter Ended (unaudited)
(Dollars in thousands, except per share data)	December 31, 2013		September 30, 2013		June 30, 2013		March 31, 2013
Selected Quarterly Data (unaudited):
Total investment income		$11,051		$7,615		$5,390		$3,995
Net investment income before investment gains and losses		7,510		5,195		3,843		3,176
Net increase in net assets resulting from operations		9,652		7,234		5,634		6,467
Net increase in net assets resulting from operations per common share (basic)	$	N.A.	$	N.A.	$	N.A.	$	N.A.

RISK FACTORS

Investing in our Notes involves a number of significant risks. Before you invest in our Notes, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our Notes. The risks set out below present the principal risk factors associated with an investment in our Notes as well as those factors generally associated with investment in a company with investment objectives, investment policies, capital structure or trading markets similar to ours. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, our business, financial condition and results of operations could be materially and adversely affected, and you may lose all or part of your investment.

Risks Relating to our Business and Structure

Both we and our Adviser have a limited history operating and advising a BDC or a RIC, and we may not be able to operate our business successfully or generate sufficient revenue to make or sustain distributions to our stockholders.

We have limited experience operating as and our Adviser limited experience managing a BDC or a RIC. The 1940 Act and the Code impose numerous constraints on the operations of BDCs and RICs that do not apply to other investment vehicles managed by our Adviser. BDCs are required, for example, to invest at least 70% of their total assets primarily in securities of U.S. private or thinly traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment. Moreover, qualification for taxation as a RIC requires satisfaction of certain source-of-income, asset diversification and distribution requirements. Both we and our Adviser have limited experience operating and advising under these constraints, which may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objective. If we are unable to comply with the requirements imposed on BDCs by the 1940 Act, the SEC could bring an enforcement action against us and/or we could be exposed to claims of private litigants. In addition, we could be regulated as a closed-end management investment company under the 1940 Act, which could further decrease our operating flexibility and may prevent us from operating our business as described in this prospectus, either of which could have a material adverse effect on our business, results of operations or financial condition.

Furthermore, the investment philosophy and techniques used by our Adviser to manage a BDC may differ from the investment philosophy and techniques previously employed by our Adviser in identifying and managing past investments. Accordingly, we can offer no assurance that we will replicate our historical performance or that of other entities that our Adviser has managed or advised in the past, and we caution you that our investment returns could be substantially lower than our past returns or those achieved by other entities managed or advised by our Adviser.

We may not replicate the historical results achieved by other entities managed or advised by our Adviser.

We may be unable to replicate the historical results achieved by other entities managed or advised by our Adviser, and our investment returns could be substantially lower than the returns achieved by our Adviser in prior periods. In particular, our Adviser’s returns from several of its other investment vehicles may not be comparable because of the economic period in which those investments were made; or the compositions of those prior portfolios will be different from prospective portfolios. Our Adviser was not subject to the same tax and regulatory conditions that we operate under. Furthermore, none of the prior results were from BDCs or public reporting companies. Additionally, all or a portion of these prior results may have been achieved in particular market conditions, which may never be repeated. Moreover, current or future market volatility and regulatory uncertainty may also have an adverse impact on our future performance.

We are dependent upon key personnel of our Adviser and the Alcentra Group for our future success. If our Adviser or the Alcentra Group were to lose any of its key personnel, our ability to achieve our investment objective could be significantly harmed.

We depend on the diligence, skill and network of business contacts of the investment professionals of our Adviser and the Alcentra Group to achieve our investment objective. Our Adviser’s team of investment professionals evaluates, negotiates, structures, closes and monitors our investments in accordance with the terms of our Investment Advisory Agreement.

Our Investment Committee, which provides oversight over our investment activities, is provided to us by our Adviser under the Investment Advisory Agreement. Our Investment Committee consists of Paul J. Echausse, our President and Chief Executive Officer, Paul Hatfield, the Chairman of our board of directors, Kevin Bannon and Graeme Delaney Smith. The loss of any member of our Investment Committee would limit our ability to achieve our investment objective and operate as we anticipate. This could have a material adverse effect on our financial condition, results of operations and cash flows.

Our business model depends to a significant extent upon our Adviser’s network of relationships with financial sponsors, service providers and other intermediaries. Any inability of our Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We depend upon our Adviser to maintain its relationships with private equity sponsors, placement agents, investment banks, management groups and other financial institutions, and we expect to rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our Adviser fails to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom our Adviser has relationships are not obligated to provide us with investment opportunities, and we can offer no assurance that these relationships will continue to generate investment opportunities for us in the future.

Our financial condition, results of operations and cash flows depend on our ability to manage our business effectively.

Our ability to achieve our investment objective depends on our ability to manage our business and to grow our investments and earnings. This depends, in turn, on our Adviser’s ability to identify, invest in and monitor portfolio companies that meet our investment guidelines. The achievement of our investment objective on a cost-effective basis depends upon our Adviser’s execution of our investment process, its ability to provide competent, attentive and efficient services to us and, to a lesser extent, our access to financing on acceptable terms. Our Adviser’s investment professionals have substantial responsibilities in connection with the management of other investment funds, accounts and investment vehicles. The personnel of our Adviser may be called upon to provide managerial assistance to our portfolio companies. These activities may distract them from servicing new investment opportunities for us or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition, results of operations and cash flows.

There are significant potential conflicts of interest that could negatively affect our operations and investment returns.

There are significant potential conflicts of interest that could negatively affect our operations and investment returns. A number of these potential conflicts of interest with affiliates of our Adviser and BNY Mellon are discussed in more detail under “Related Party Transactions and Certain Relationships,” including those relating to:

•	advisory services, lending and loan syndication;
•	conflicting investment interests;

•	time commitments of professionals;
•	transactions with BNY Mellon and its affiliates; and
•	competing funds and allocation policies.

There may be times when our Adviser, our Adviser’s affiliates including BNY Mellon, or its investment professionals have interests that differ from those of our stockholders, giving rise to conflicts of interest. The members of our Investment Committee and its investment professionals serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as we do, or of investment funds, accounts, or investment vehicles managed by our Adviser. Similarly, our Adviser or its affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. In addition, our Adviser may enter into fee-sharing arrangements with other entities that may include our affiliates or stockholders.

While we may co-invest with investment entities managed by our Adviser or its affiliates to the extent permitted by the 1940 Act and the rules and regulations thereunder, the 1940 Act imposes significant limits on co-investment. As a result, we and our Adviser have applied for exemptive relief from the SEC under the 1940 Act, which, if granted, would allow additional latitude to co-invest. However, there is no assurance that we will obtain such relief. In the event the SEC does not grant us relief, we will be limited in our ability to invest in certain portfolio companies in which the Adviser or any of its respective affiliates are investing or are invested. Even if we are able to obtain exemptive relief, we will be unable to participate in certain transactions originated by the Adviser or its respective affiliates prior to receipt of such relief.

In addition, we are an affiliate of BNY Mellon. While we may benefit from BNY Mellon’s relationships and activities, situations will arise in which the interests of BNY Mellon and its affiliates will conflict with our interests and the interests of our stockholders. Stockholders should note the matters discussed in “Related Party Transactions and Certain Relationships.”

The investment professionals of our Adviser may, from time to time, possess material nonpublic information, limiting our investment discretion.

The investment professionals of our Adviser, including members of our Investment Committee, may serve as directors of, or in a similar capacity with, portfolio companies in which we invest, the securities of which are purchased or sold on our behalf. In the event that material nonpublic information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us.

Adverse market conditions for debt and equity capital markets in the United States and around the world, may have a negative impact on our business and operations.

From 2007 through 2009, the global capital markets experienced a period of disruption resulting in increasing spreads between the yields realized on riskier debt securities and those realized on risk-free securities and a lack of liquidity in parts of the debt capital markets, significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market. These events, along with the deterioration of the housing market, illiquid market conditions, declining business and consumer confidence and the failure of major financial institutions in the United States, led to a decline of general economic conditions. As a result, many commercial banks and other financial institutions stopped lending or significantly curtailed their lending activity. In addition, in an effort to stem losses and reduce their exposure to segments of the economy deemed to be high risk, some financial institutions limited refinancing and loan modification transactions and reviewed the terms of existing facilities to identify bases for accelerating the maturity of existing lending facilities. This economic decline materially and adversely affected the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and to financial firms in particular during that time.

If these conditions recur, we and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital in order to grow. Equity capital may be difficult to raise because, subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. In addition, our ability to incur indebtedness (including by issuing preferred stock) is limited by applicable regulations such that our asset coverage, as calculated in accordance with the 1940 Act, must equal at least 200% immediately after each time we incur indebtedness. The debt capital that will be available to us in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what we currently experience. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.

Moreover, the re-appearance of market conditions similar to those experienced from 2007 through 2009 for any substantial length of time could make it difficult to extend the maturity of or refinance our existing indebtedness under similar terms and any failure to do so could have a material adverse effect on our business.

Changes in interest rates may increase our cost of capital, reduce the ability of our portfolio companies to service their debt obligations and decrease our net investment income.

General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our rate of return on invested capital, our net investment income, our net asset value and the market price of our securities. A substantial portion of our debt investments have variable interest rates that reset periodically based on benchmarks such as LIBOR and the prime rate, so an increase in interest rates from their historically low present levels may make it more difficult for our portfolio companies to service their obligations under the debt investments that we hold. To the extent that interest rates increase, this may negatively impact the operating performance of our portfolio companies due to increasing debt service obligations and, therefore, may affect our results of operations. In addition, to the extent that an increase in interest rates make it difficult or impossible to make payments on outstanding indebtedness to us or other financial sponsors or refinance debt that is maturing in the near term, some of our portfolio companies may be unable to repay such debt at maturity and may be forced to sell assets, undergo a recapitalization or seek bankruptcy protection. In addition, any such increase in interest rates would make it more expensive to use debt to finance our investments. Decreases in credit spreads on debt that pays a floating rate of return would have an impact on the income generation of our floating rate assets. Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed rate securities that have longer maturities. Although we have no policy governing the maturities of our investments, under current market conditions we expect that we will invest in a portfolio of debt generally having maturities of up to seven years. This means that we will be subject to greater risk (other things being equal) than an entity investing solely in shorter-term securities.

Because we may borrow to fund our investments, a portion of our net investment income may be dependent upon the difference between the interest rate at which we borrow funds and the interest rate at which we invest these funds. Portions of our investment portfolio and our borrowings have floating rate components. As a result, a significant change in market interest rates could have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds could increase, which would reduce our net investment income. We may hedge against such interest rate fluctuations by using standard hedging instruments such as interest rate swap agreements, futures, options and forward contracts, subject to applicable legal requirements, including without limitation, all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission or CFTC. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged borrowings. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

Our incentive fee may induce our Adviser to make speculative investments.

Our Adviser receives an incentive fee based, in part, upon net realized gains on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net realized gains. Additionally, under the incentive fee structure, our Adviser may benefit when capital gains are recognized and, because our Adviser determines when to sell a holding, our Adviser controls the timing of the recognition of such capital gains. As a result, our investment advisor may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

We may be obligated to pay our Adviser incentive compensation even if we incur a loss and may pay more than 20.0% of our net capital gains because we cannot recover payments made in previous years.

Our Adviser is entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation) above a threshold return for that quarter. Thus, we may be required to pay our Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. If we pay an incentive fee of 20.0% of our realized capital gains (net of all realized capital losses and unrealized capital depreciation on a cumulative basis) and thereafter experience additional realized capital losses or unrealized capital depreciation, we will not be able to recover any portion of the incentive fee previously paid.

The involvement of our interested directors in the valuation process may create conflicts of interest.

We make many of our portfolio investments in the form of loans and securities that are not publicly traded and for which no market based price quotation is available. As a result, our board of directors determines the fair value of these loans and securities in good faith as described in “Determination of Net Asset Value.” In connection with that determination, investment professionals from our Adviser may provide our board of directors with valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. While the valuation for at least a portion of our investment portfolio reviewed by an independent valuation firm quarterly, the ultimate determination of fair value will be made by our board of directors and not by such third party valuation firm. In addition, Mr. Echausse, who is an interested member of our board of directors, has a direct or indirect pecuniary interest in our Adviser. The participation of Mr. Echausse in our valuation process, and his pecuniary interest in our Adviser, could result in a conflict of interest as our Adviser’s base management fee is based, in part, on the value of our gross assets, and our Advisor’s incentive fees are based, in part, on realized gains and realized and unrealized losses.

There are conflicts related to other arrangements with our Adviser.

We have entered into a License Agreement with our Adviser under which our Adviser has agreed to grant us a non-exclusive, royalty-free license to use the name “Alcentra.” See “Management Agreements — License Agreement.” This creates conflicts of interest that our board of directors will continue to monitor. For example, under the terms of the License Agreement, we are unable to preclude our Adviser from licensing or transferring the ownership of the “Alcentra” name to third parties, some of whom may compete against us. Consequently, we are unable to prevent any damage to goodwill that may occur as a result of the activities of our Adviser or others.

Furthermore, in the event the License Agreement is terminated, we will be required to change our name and cease using “Alcentra” as part of our name. Any of these events could disrupt our recognition in the market place, damage any goodwill we may have generated and otherwise harm our business.

The Investment Advisory Agreement was not negotiated on an arm’s length basis and may not be as favorable to us as if it had been negotiated with an unaffiliated third party.

The Investment Advisory Agreement was negotiated between related parties. Consequently, its terms, including fees payable to our Adviser, may not be as favorable to us as if they had been negotiated with an unaffiliated third party. In addition, we may choose not to enforce, or to enforce less vigorously, our rights and remedies under this agreement because of our desire to maintain our ongoing relationship with our Adviser. Any such decision, however, would breach our fiduciary obligations to our stockholders.

The time and resources that our Adviser devotes to us may be diverted, and we may face additional competition due to the fact that our Adviser and its affiliates are not prohibited from raising money for, or managing, another entity that makes the same types of investments that we target.

Our Adviser and some of its affiliates, including our officers and our interested directors, are not prohibited from raising money for, or managing, another investment entity that makes the same types of investments as those we target. As a result, the time and resources they could devote to us may be diverted. In addition, we may compete with any such investment entity for the same investors and investment opportunities.

Our incentive fee arrangements with our Adviser may vary from those of other investment funds, accounts or investment vehicles that our Adviser may manage in the future, which may create an incentive for our Adviser to devote time and resources to a higher fee-paying fund.

Our Adviser manages private investment funds, accounts and other investment vehicles and may manage other funds, accounts and investment vehicles in the future. If our Adviser is paid a higher performance-based fee from any other fund that it may manage in the future, it may have an incentive to devote more research and development or other activities, and/or recommend the allocation of investment opportunities, to such higher fee-paying fund. For example, to the extent our Adviser’s incentive compensation is not subject to a hurdle or total return requirement with respect to another fund, it may have an incentive to devote time and resources to such other fund. As a result, the investment professionals of our Adviser may devote time and resources to a higher fee-paying fund.

Our Adviser’s liability is limited under the Investment Advisory Agreement and we have agreed to indemnify our Adviser against certain liabilities, which may lead our Adviser to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, our Adviser has not assumed any responsibility to us other than to render the services called for under that agreement. It will not be responsible for any action of our board of directors in following or declining to follow our Adviser’s advice or recommendations. Under the Investment Advisory Agreement, our Adviser, its officers, members and personnel, and any person controlling or controlled by our Adviser will not be liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of the duties that our Adviser owes to us under the Investment Advisory Agreement. In addition, as part of the Investment Advisory Agreement, we have agreed to indemnify our Adviser and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement. These protections may lead our Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.

We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

A number of entities compete with us to make the types of investments that we plan to make. We compete with public and private funds, other BDCs, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some of our competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the source-of-income, asset diversification and distribution requirements we must satisfy to maintain our RIC qualification. The competitive pressures we face may have a material adverse effect on our business, financial condition, results of operations and cash flows. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we may not be able to identify and make investments that are consistent with our investment objective.

With respect to the investments we make, we do not seek to compete based primarily on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that will be lower than the rates we offer. With respect to all investments, we may lose some investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income, lower yields and increased risk of credit loss.

Our activities may be limited as a result of being controlled by a bank holding company.

BNY Mellon is a bank holding company, or a BHC, under the Bank Holding Company Act of 1956, as amended, or the BHCA, and thereby subject to supervision and regulation by the Federal Reserve. BNY Mellon is also a financial holding company, or a FHC, under the BHCA, which is a status available to BHCs that meet certain criteria. FHCs may engage in a broader range of activities than BHCs that are not FHCs. However, the activities of FHCs and their affiliates remain subject to certain restrictions imposed by the BHCA and related regulations. Because BNY Mellon may be deemed to “control” us within the meaning of the BHCA, these restrictions could apply to us as well. Accordingly, the BHCA and other applicable banking laws, rules, regulations and guidelines, and their interpretation and administration by the appropriate regulatory agencies, including but not limited to the Federal Reserve, may restrict the transactions and relationships between our Adviser, BNY Mellon and their affiliates, on the one hand, and us on the other hand, and may restrict our investments, transactions and operations. For example, the BHCA regulations applicable to BNY Mellon and us may, among other things, restrict our ability to make certain investments or the size of certain investments, impose a maximum holding period on some or all of our investments, and restrict our Adviser’s ability to participate in the management and operations of the companies in which we invest. In addition, certain BHCA regulations may require aggregation of the positions owned, held or controlled by related entities. Thus, in certain circumstances, positions held by BNY Mellon and its affiliates (including our Adviser) for client and proprietary accounts may need to be aggregated with positions held by us. In this case, where BHCA regulations impose a cap on the amount of a position that may be held, BNY Mellon may utilize available capacity to make investments for its proprietary accounts or for the accounts of other clients, which may require us to limit and/or liquidate certain investments.

These restrictions may materially adversely affect us by, among other things, affecting our Adviser’s ability to pursue certain strategies within our investment program or trade in certain securities. In addition, BNY Mellon may cease in the future to qualify as an FHC, which may subject us to additional restrictions. Moreover, there can be no assurance that the bank regulatory requirements applicable to BNY Mellon and us will not change, or that any such change will not have a material adverse effect on us.

BNY Mellon may in the future, in its sole discretion and without notice to investors, engage in activities impacting us and/or our Adviser in order to comply with the BHCA or other legal requirements applicable to, or reduce or eliminate the impact or applicability of any bank regulatory or other restrictions on, BNY Mellon, us or other funds and accounts managed by our Adviser and its affiliates. BNY Mellon may seek to accomplish this result by causing Alcentra NY, LLC to resign as our Adviser, voting for changes to our board of directors, causing BNY Mellon personnel to resign from our board of directors, reducing the amount of BNY Mellon’s investment in us (if any), or any combination of the foregoing, or by such other means as it determines in its sole discretion. Any replacement investment adviser appointed by us may be unaffiliated with BNY Mellon.

We will be subject to corporate-level U.S. federal income tax if we are unable to qualify or maintain our qualification as a RIC under Subchapter M of the Code.

To obtain and maintain our qualification as a RIC under Subchapter M of the Code, we must meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if we distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. Because we incur debt, we will be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain the necessary distributions, we may fail to qualify as a RIC and, thus, may be subject to corporate-level U.S. federal income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of our qualification as a RIC. Because most of our investments will be in private or thinly-traded public companies, any such dispositions may be made at disadvantageous prices and may result in substantial losses.

If we are unable to meet the RIC asset diversification requirements, we may fail to qualify as a RIC.

No certainty can be provided that we will satisfy the asset diversification requirements or the other requirements necessary to qualify as a RIC. If we fail to qualify as a RIC for any reason and become subject to corporate-level U.S. federal income tax, the resulting corporate-level U.S. federal income taxes could substantially reduce our net assets, the amount of income available for distributions to our stockholders and the amount of funds available for new investments. Furthermore, if we fail to qualify as a RIC, we may be in default under the terms of the Credit Facility. Such a failure would have a material adverse effect on us and our stockholders. See “Risk Factors — Risks Relating to our Business and Structure — We may default under the Credit Facility or any future borrowing facility we enter into or be unable to amend, repay or refinance any such facility on commercially reasonable terms, or at all, which could have a material adverse effect on our business, financial condition, results of operations and cash flows” and “Certain U.S. Federal Income Tax Considerations — Taxation as a RIC.”

We may need to raise additional capital to grow because we must distribute most of our income.

We may need additional capital to fund new investments and grow our portfolio of investments. We intend to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. A reduction in the availability of new capital could limit our ability to grow. In addition, we will be required to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders to maintain our qualification as a RIC. As a result, these earnings will not be available to fund new investments. An inability on our part to access the capital markets successfully could limit our ability to grow our business and execute our business strategy fully and could decrease our earnings, if any, which would have an adverse effect on the value of our securities.

We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.

For U.S. federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as the accrual of original issue discount, or OID. This may arise if we receive warrants in connection with the making of a loan and in other circumstances, or through contractual PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such OID, which could be significant relative to our overall investment activities, and increases in loan balances as a result of contracted PIK arrangements will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

Since in certain cases we may recognize income for U.S. federal income tax purposes before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to maintain our qualification as a RIC. In such a case, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain such cash from other sources, we may fail to qualify as a RIC and thus be subject to corporate-level U.S. federal income tax. See “Certain U.S. Federal Income Tax Considerations — Taxation as a RIC.”

PIK interest payments we receive increases our assets under management and, as a result, increases the amount of base management fees and incentive fees payable by us to our Adviser.

Certain of our debt investments contain provisions providing for the payment of PIK interest. Because PIK interest results in an increase in the size of the loan balance of the underlying loan, the receipt by us of PIK interest has the effect of increasing our assets under management. As a result, because the base management fee that we pay to our Adviser is based on the value of our gross assets, the receipt by us of PIK interest results in an increase in the amount of the base management fee payable by us. In addition, any such increase in a loan balance due to the receipt of PIK interest causes such loan to accrue interest on the higher loan balance, which will result in an increase in our pre-incentive fee net investment income and, as a result, an increase in incentive fees that are payable by us to our Adviser.

To the extent original issue discount and PIK interest constitute a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

Our investments may include OID instruments and contractual PIK interest. To the extent OID or PIK interest constitute a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•	OID instruments may have higher yields, which reflect the payment deferral and credit risk associated with these instruments;

•	Because we may be required to distribute amounts attributable to OID accruals, such OID accruals may create uncertainty about the source of our distributions to stockholders;
•	OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of the collateral;
•	PIK interest typically has the effect of increasing the outstanding principal amount of a loan, resulting in a borrower owing more at the end of the term of the loan than what it owed when the loan was originated; and
•	OID and PIK instruments may represent a higher credit risk than coupon loans.

Regulations governing our operation as a BDC affect our ability to, and the way in which we raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted as a BDC to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of our gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments at a time when such sales may be disadvantageous to us in order to repay a portion of our indebtedness. Also, any amounts that we use to service our indebtedness would not be available for principal and interest payments on the Notes. If we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss.

Pending legislation may allow us to incur additional leverage.

As a BDC under the 1940 Act, we are generally not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). Recent legislation introduced in the U.S. House of Representatives, if passed, would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by modifying the percentage from 200% to 150%. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in securities may increase.

We finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. However, we borrow from, and may in the future issue debt securities to, banks, insurance companies and other lenders. Lenders of these funds will have fixed dollar claims on our assets that may be superior to the claims of our securities holders, and we would expect such lenders to seek recovery against our assets in the event of a default. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instruments we may enter into with lenders.

In addition, under the terms of the Credit Facility and any borrowing facility or other debt instruments we may enter into, we are likely to be required to use the net proceeds of any investments that we sell to repay a portion of the amount borrowed under such facility or instruments before applying such net proceeds to any other uses. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses or eliminating our stake in a leveraged investment. Similarly, any decrease in our revenue or income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make principal and interest payments on the Notes.

Our ability to service any debt will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the base management fee payable to our Adviser will be payable based on the value of our gross assets, including those assets acquired through the use of leverage, our Adviser will have a financial incentive to incur leverage, which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the base management fee payable to our Adviser.

Our Credit Facility and any future indebtedness may impose financial and operating covenants that restrict our business activities, including limitations that hinder our ability to finance additional loans and investments or to make the distributions required to maintain our qualification as a RIC under the Code.

As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings (other than potential leverage in future SBIC subsidiaries, should we receive an SBIC license(s), subject to exemptive relief) and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we will not be able to incur additional debt and could be required to sell a portion of our investments to repay some debt when it is otherwise disadvantageous for us to do so. This could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on our Adviser’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

We may default under the Credit Facility or any future borrowing facility we enter into or be unable to amend, repay or refinance any such facility on commercially reasonable terms, or at all, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

In the event we default under the Credit Facility or any other future borrowing facility, our business could be adversely affected as we may be forced to sell a portion of our investments quickly and prematurely at what may be disadvantageous prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under the Credit Facility or such future borrowing facility, any of which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under the Credit Facility or such future borrowing facility could assume control of the disposition of any or all of our assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

Because we use debt to finance our investments, if market interest rates were to increase, our cost of capital could increase, which could reduce our net investment income.

Because we borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates would not have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. There is no limit on our ability to enter derivative transactions.

In addition, a rise in the general level of interest rates typically leads to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase of the amount of our pre-incentive fee net investment income and, as a result, an increase in incentive fees payable to our Adviser.

Provisions in the Credit Facility or any other future borrowing facility may limit our discretion in operating our business.

The Credit Facility is, and any future borrowing facility may be, backed by all or a portion of our loans and securities on which the lenders will or, in the case of a future facility, may have a security interest. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instrument we enter into with lenders. We expect that any security interests we grant will be set forth in a guarantee pledge and security agreement and evidenced by the filing of financing statements by the agent for the lenders. In addition, we expect that the custodian for our securities serving as collateral for such loan would include in its electronic systems notices indicating the existence of such security interests and, enter into a control agreement that provides that following notice of occurrence of an event of default, if any, and during its continuance, the custodian will only accept transfer instructions with respect to any such securities from the lender or its designee. If we were to default under the terms of any debt instrument, the agent for the applicable lenders would be able to assume control of the timing of disposition of any or all of our assets securing such debt, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

In addition, any security interests granted by us as well as negative covenants under the Credit Facility or any other borrowing facility may provide may limit our ability to create liens on assets to secure additional debt and may make it difficult for us to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing. For example, under the terms of the Credit Facility, we have agreed not to incur any additional secured indebtedness other than in certain limited circumstances as permitted under the Credit Facility. In addition, if our borrowing base under the Credit Facility or any other borrowing facility were to decrease, we would be required to secure additional assets in an amount equal to any borrowing base deficiency. In the event that all of our assets are secured at the time of such a borrowing base deficiency, we could be required to repay advances under the Credit Facility or any other borrowing facility, which could have a material adverse impact on our ability to fund future investments and to make stockholder distributions.

In addition, under the Credit Facility we are subject to limitations as to how borrowed funds may be used, which include restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings, as well as regulatory restrictions on leverage which may affect the amount of funding that may be obtained. There may also be certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could limit further advances and, in some cases, result in an event of default. An event of default under the Credit Facility or any other borrowing facility could result in an accelerated maturity date for all amounts outstanding thereunder, which could have a material adverse effect on our business and financial condition. This could reduce our revenues and, by delaying any cash payment allowed to us under the Credit Facility or any other borrowing facility until the lenders have been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and maintain our qualification as a RIC.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation — Qualifying Assets.”

We may be precluded from investing in what we believe to be attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could violate the 1940 Act provisions applicable to BDCs. As a result of such violation, specific rules under the 1940 Act could prevent us, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. We may not be able to find a buyer for such investments and, even if we do find a buyer, we may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on our business, financial condition, results of operations and cash flows.

If we do not maintain our status as a BDC, we would be subject to regulation as a registered closed-end investment company under the 1940 Act. As a registered closed-end investment company, we would be subject to substantially more regulatory restrictions under the 1940 Act which would significantly decrease our operating flexibility.

A general increase in interest rates will likely have the effect of increasing our net investment income, which would make it easier for our Adviser to receive incentive fees.

Given the structure of the Investment Advisory Agreement with our Adviser, any general increase in interest rates will likely have the effect of making it easier for our Adviser to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of our Adviser. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, our Adviser could potentially receive a significant portion of the increase in our investment income attributable to such a general increase in interest rates. If that were to occur, our increase in net earnings, if any, would likely be significantly smaller than the relative increase in our Adviser’s income incentive fee resulting from such a general increase in interest rates.

Most of our portfolio investments are recorded at fair value as determined in good faith by our board of directors and quoted prices or observable inputs may not be available to determine such values, resulting in the use of significant unobservable inputs in our quarterly valuation process.

Most of our portfolio investments take the form of securities that are not publicly traded. The fair value of loans, securities and other investments that are not publicly traded may not be readily determinable, and we value these investments at fair value as determined in good faith by our board of directors, including to reflect significant events affecting the value of our investments. Most, if not all, of our investments (other than cash and cash equivalents) are classified as Level 3 under Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820. This means that our portfolio valuations are based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. Inputs into the determination of fair value of our portfolio investments require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. We have retained the services of an independent service provider to review the valuation of these loans and securities. The types of factors that the board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these loans and securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such loans and securities.

We will adjust quarterly the valuation of our portfolio to reflect our board of directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation.

We are restricted in our ability to enter into transactions with entities deemed to be our affiliates, which may limit the scope of investments available to us.

As a BDC, we are prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without, among other things, the prior approval of a majority of our independent directors who, have no financial interest in the transaction, or in some cases, the prior approval of the SEC. For example, any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is deemed our affiliate for purposes of the 1940 Act and, if this is the only reason such person is our affiliate, we are generally prohibited from buying any asset from or selling any asset (other than our capital stock) to such affiliate, absent the prior approval of such directors. The 1940 Act also prohibits “joint” transactions with an affiliate, which could include joint investments in the same portfolio company, without approval of our independent directors or, in some cases, the prior approval of the SEC. Moreover, except in certain limited circumstances, we are prohibited from buying any asset from or selling any asset to a holder of more than 25% of our voting securities, absent prior approval of the SEC. The analysis of whether a particular transaction constitutes a joint transaction requires a review of the relevant facts and circumstances then existing.

We and our Adviser have applied for exemptive relief from the SEC under the 1940 Act, which, if granted, would allow additional latitude to co-invest. However, there is no assurance that we will obtain such relief. In the event the SEC does not grant us relief, we will be limited in our ability to invest in certain portfolio companies in which the Adviser or any of its respective affiliates are investing or are invested. Even if we are able to obtain exemptive relief, we will be unable to participate in certain transactions originated by the Adviser or its respective affiliates prior to receipt of such relief.

We may experience fluctuations in our quarterly operating results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the loans and debt securities we acquire, the default rate on such loans and securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. In light of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We are an “emerging growth company” under the JOBS Act, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our securities less attractive to investors.

We are and we will remain an “emerging growth company” as defined in the JOBS Act until the earlier of (a) the last day of the fiscal year (i) following the fifth anniversary of the completion of our initial public offering, (ii) in which we have total annual gross revenue of at least $1.0 billion, or (iii) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (b) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period. For so long as we remain an “emerging growth company” we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We cannot predict if investors will find our securities less attractive because we will rely on some or all of these exemptions. If some investors find our securities less attractive as a result, there may be a less active trading market for our securities and the price of our securities may be more volatile.

Our status as an “emerging growth company” under the JOBS Act may make it more difficult to raise capital as and when we need it.

Because of the exemptions from various reporting requirements provided to us as an “emerging growth company,” we may be less attractive to investors and it may be difficult for us to raise additional capital as and when we need it. Investors may be unable to compare our business with other companies in our industry if they believe that our financial accounting is not as transparent as other companies in our industry. If we are unable to raise additional capital as and when we need it, our financial condition and results of operations may be materially and adversely affected.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, securityholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our securities.

Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act, or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal controls over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our consolidated financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of our securities.

We are required to disclose changes made in our internal control and procedures on a quarterly basis and our management is required to assess the effectiveness of these controls annually. However, for as long as we are an “emerging growth company” under the recently enacted JOBS Act, our independent registered public accounting firm will not be required to attest to the effectiveness of our internal control over financial reporting pursuant to Section 404. We could be an emerging growth company for up to five years. An independent assessment of the effectiveness of our internal controls could detect problems that our management’s assessment might not. Undetected material weaknesses in our internal controls could lead to financial statement restatements and require us to incur the expense of remediation.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority, except as otherwise provided in the 1940 Act, to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and the market price of our securities. Nevertheless, any such changes could adversely affect our business and impair our ability to make principal and interest payments on the Notes.

Our Adviser can resign as our investment adviser upon 60 days’ notice and we may not be able to find a suitable replacement within that time, or at all, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our Adviser has the right under the Investment Advisory Agreement to resign as our investment adviser at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If our Adviser was to resign, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions to our stockholders are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities, as applicable, is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our Adviser. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to make distributions to our stockholders.

Our business is highly dependent on the communications and information systems of our Adviser. In addition, certain of these systems are provided to our Adviser by third party service providers. Any failure or interruption of such systems, including as a result of the termination of an agreement with any such third party service provider, could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our securities and our ability to make distributions to our stockholders.

If we receive qualification from the SBA to be licensed as an SBIC but we are unable to comply with SBA regulations after the SBIC subsidiary is licensed as an SBIC, our business plan and investment objective could be adversely affected.

We intend to apply for a license to form an SBIC subsidiary; however, the application is subject to approval by the United States Small Business Administration, or the SBA, and we can make no assurances that the SBA will approve our application. If we receive this qualification, we will become subject to SBA regulations that may constrain our activities. We may need to make allowances in our investment activity to comply with SBA regulations. In addition, SBA regulations may impose parameters on our business operations and investment objective that are different than what we otherwise would do if we were not subject to these regulations. Failure to comply with the SBA regulations could result in the loss of the SBIC license and the resulting inability to participate in the SBA-sponsored debenture program. The SBA also limits the maximum amount that may be borrowed by any single SBIC. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of a licensed SBIC. A “change of control” is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise. To the extent that we obtain an SBIC license, this would prohibit a change of control of our SBIC subsidiary without prior SBA approval. If we are unable to comply with SBA regulations, our business plan and growth strategy could be materially adversely affected.

Risks Related to our Investments

Our investments are risky and highly speculative, and the lower middle-market companies we target may have difficulty accessing the capital markets to meet their future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Investing in lower middle-market companies involves a number of significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;
•	they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;
•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;
•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;
•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity; and
•	a portion of our income may be non-cash income, such as contractual PIK interest, which represents interest added to the loan balance and due at the end of the loan term. Instruments bearing PIK interest typically carry higher interest rates as a result of their payment deferral and increased credit risk. When we recognize income in connection with PIK interest, there is a risk that such income may become uncollectable if the borrower defaults.

In addition to the risks associated with our investments in general, there are unique risks associated with our investments in each of these entities. In this regard, The DRC Group (DRC) derives significantly all of its revenue from contracts with federal, state and local governments and governmental agencies. As a result, if it does not comply with the terms of a contract or with regulations or statutes, it could be subject to downward contract price adjustments or refund obligations or could in extreme circumstances be assessed penalties or be debarred or suspended from obtaining future contracts for a specified period of time. Any such suspension or debarment or other sanction could have an adverse effect on its business.

Similarly, the business and growth of FST Technical Services, LLC (FST) depends in large part on the continued trend toward outsourcing of certain services in the semiconductor and biopharmaceutical industries. There can be no assurance that this trend in outsourcing will continue, as companies may elect to perform such services internally. A significant change in the direction of this trend generally, or a trend in the semiconductor and biopharmaceutical industry not to use, or to reduce the use of, outsourced services such as those provided by it, could significantly decrease its revenues and such decreased revenues could have a material adverse effect on it or its results operations or financial condition.

Investing in lower middle-market companies involves a high degree of risk and our financial results may be affected adversely if one or more of our significant portfolio investments defaults on its loans or fails to perform as we expect.

Our portfolio consists primarily of debt and equity investments in lower middle-market companies. Investing in lower middle-market companies involves a number of significant risks. Typically, the debt in which we invest is not initially rated by any rating agency; however, we believe that if such investments were rated, they would be below investment grade. Compared to larger publicly owned companies, these lower middle-market companies may be in a weaker financial position and experience wider variations in their operating results, which may make them more vulnerable to economic downturns and other business disruptions. Typically, these companies need more capital to compete; however, their access to capital is limited and their cost of capital is often higher than that of their competitors. Our portfolio companies face intense competition from larger companies with greater financial, technical and marketing resources and their success typically depends on the managerial talents and efforts of an individual or a small group of persons. Therefore, the loss of any of their key employees could affect a portfolio company’s ability to compete effectively and harm its financial condition. Further, some of these companies conduct business in regulated industries that are susceptible to regulatory changes. These factors could impair the cash flow of our portfolio companies and result in other events, such as bankruptcy. These events could limit a portfolio company’s ability to repay its obligations to us, which may have an adverse effect on the return on, or the recovery of, our investment in these businesses. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in the value of the loan’s collateral and the fair market value of the loan.

Some of these companies cannot obtain financing from public capital markets or from traditional credit sources, such as commercial banks. Accordingly, loans made to these types of companies pose a higher default risk than loans made to companies that have access to traditional credit sources.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Portfolio companies are likely to be susceptible to economic slowdowns or recessions and may be unable to repay our loans during such periods. Therefore, the portion of our investment portfolio composed of non-performing assets are likely to increase and the value of our portfolio is likely to decrease during such periods. Adverse economic conditions may decrease the value of collateral securing some of our loans and debt securities and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the loans and debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over a borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we render significant managerial assistance to the borrower. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to claims of other creditors, even though we may have structured our investment as senior secured debt. The likelihood of such a re-characterization would depend on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company.

Our investments in leveraged portfolio companies may be risky, and we could lose all or part of our investment.

Investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that we hold. Such developments may be accompanied by deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we may have obtained in connection with our investment. Smaller leveraged companies also may have less predictable operating results and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.

We may hold the loans and debt securities of leveraged companies that may, due to the significant operating volatility typical of such companies, enter into bankruptcy proceedings.

Leveraged companies may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by a portfolio company may adversely and permanently affect that company. If the proceeding is converted to a liquidation, the value of the portfolio company may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Our investments in private and middle-market portfolio companies are risky, and we could lose all or part of our investment.

Investment in private and middle-market companies involves a number of significant risks. Generally, little public information exists about these companies, and we will rely on the ability of our Adviser’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Middle-market companies may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on one or more of the portfolio companies we invest in and, in turn, on us. Middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. In addition, our executive officers, directors and Adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in portfolio companies.

The lack of liquidity in our investments may adversely affect our business.

All of our assets may be invested in illiquid loans and securities, and a substantial portion of our investments in leveraged companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. Also, as noted above, we may be limited or prohibited in our ability to sell or otherwise exit certain positions in our initial portfolio as such a transaction could be considered a joint transaction prohibited by the 1940 Act.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by our board of directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments:

•	available current market data, including relevant and applicable market trading and transaction comparables;
•	applicable market yields and multiples;
•	security covenants;
•	call protection provisions;
•	information rights;
•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business;
•	comparisons of financial ratios of peer companies that are public;
•	comparable merger and acquisition transactions; and
•	the principal market and enterprise values.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. We record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our net asset value by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification. To the extent that we assume large positions in the securities of a small number of issuers or our investments are concentrated in relatively few industries, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in seeking to:

•	increase or maintain in whole or in part our position as a creditor or equity ownership percentage in a portfolio company;
•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or
•	preserve or enhance the value of our investment.

We have discretion to make follow-on investments, subject to the availability of capital resources. Failure on our part to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, because we prefer other opportunities or because we are inhibited by compliance with BDC requirements of the 1940 Act or the desire to maintain our qualification as a RIC.

Because we generally do not hold controlling equity interests in our portfolio companies, we may not be able to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

We do not generally hold controlling equity positions in the majority of the portfolio companies included in our portfolio. In addition, we expect to not hold controlling equity positions in portfolio companies in which we will make future investments. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we expect to hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets. This could trigger cross-defaults under other agreements and jeopardize such portfolio company’s ability to meet its obligations under the loans or debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and ability to make stockholder distributions and result in a decline in the market price of our shares.

We are subject to the risk that the debt investments we make in our portfolio companies may be repaid prior to maturity. We expect that our investments will generally allow for repayment at any time subject to certain penalties. When this occurs, we intend to generally reinvest these proceeds in temporary investments, pending their future investment in accordance with our investment strategy. These temporary investments will typically have substantially lower yields than the debt being prepaid, and we could experience significant delays in reinvesting these amounts. Any future investment may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our ability to make, or the amount of, principal and interest payments on the Notes, which could result in a decline in the market price of our securities.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest a in second lien and subordinated loans issued by our portfolio companies. The portfolio companies usually have, or may be permitted to incur, other debt that ranks equally with, or senior to, the loans in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the loans in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying senior creditors, a portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with loans in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Additionally, certain loans that we may make to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by first priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

We may also make unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens:

•	the ability to cause the commencement of enforcement proceedings against the collateral;
•	the ability to control the conduct of such proceedings;
•	the approval of amendments to collateral documents;
•	releases of liens on the collateral; and
•	waivers of past defaults under collateral documents.

We may not have the ability to control or direct such actions, even if our rights are adversely affected.

If we make subordinated investments, the obligors or the portfolio companies may not generate sufficient cash flow to service their debt obligations to us.

We may make subordinated investments that rank below other obligations of the obligor in right of payment. Subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or economic conditions in general. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations.

The disposition of our investments may result in contingent liabilities.

We currently expect that substantially all of our investments will continue to involve loans and private securities. In connection with the disposition of an investment in loans and private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through our return of distributions previously made to us.

We may not realize gains from our equity investments.

When we invest in loans and debt securities, we may acquire warrants or other equity securities of portfolio companies as well. We may also invest in equity securities directly. To the extent we hold equity investments, we will attempt to dispose of them and realize gains upon our disposition of them. However, the equity interests we receive may not appreciate in value and may decline in value. As a result, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Our investments in non-U.S. companies may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates potential investments in securities of non-U.S. companies to the extent permissible under the 1940 Act. See “Regulation — Qualifying Assets” for a discussion of our ability, as a BDC, to invest in securities of non-U.S. companies. Investing in non-U.S. companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of non-U.S. taxes (potentially at confiscatory levels), less liquid markets, less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Our investments that are denominated in a non-U.S. currency will be subject to the risk that the value of a particular currency will change in relation to the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions we may expose us to risks associated with such transactions. Such hedging may utilize instruments such as forward contract currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Use of these hedging instruments may include counter-party credit risk.

Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of any hedging transactions we may enter into will depend on our ability to correctly predict movements in currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to (or be able to) establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. See also “— Risks Relating to Our Business and Structure — The Volcker Rule may impact how we operate our business.”

The effect of global climate change may impact the operations of our portfolio companies.

There may be evidence of global climate change. Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of our portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of our portfolio companies’ financial condition, through decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions. Energy companies could also be affected by the potential for lawsuits against or taxes or other regulatory costs imposed on greenhouse gas emitters, based on links drawn between greenhouse gas emissions and climate change.

Changes in laws or regulations governing our operations or the operations of our portfolio companies, changes in the interpretation thereof or newly enacted laws or regulations and any failure by us or our portfolio companies to comply with these laws or regulations, could require changes to certain business practices of us or our portfolio companies, negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

We and our portfolio companies are subject to regulation by laws and regulations at the local, state, federal and, in some cases, foreign levels. These laws and regulations, as well as their interpretation, may be changed from time to time, and new laws and regulations may be enacted. Accordingly, any change in these laws or regulations, changes in their interpretation, or newly enacted laws or regulations and any failure by us or our portfolio companies to comply with these laws or regulations, could require changes to certain business practices of us or our portfolio companies, negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

Additionally, changes to the laws and regulations governing our operations related to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may shift our investment focus from the areas of expertise of our Adviser to other types of investments in which our Adviser may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Our portfolio companies in the healthcare and pharmaceutical services industry sector are subject to extensive government regulation and certain other risks particular to that industry.

One of our key industry sectors for investment is healthcare and pharmaceutical services. Our investments in portfolio companies that operate in this sector are subject to certain significant risks particular to that industry. The laws and rules governing the business of healthcare companies and interpretations of those laws and rules are subject to frequent change. Broad latitude is given to the agencies administering those regulations. Existing or future laws and rules could force our portfolio companies engaged in healthcare to change how they do business, restrict revenue, increase costs, change reserve levels and change business practices. Healthcare companies often must obtain and maintain regulatory approvals to market many of their products, change prices for certain regulated products and consummate some of their acquisitions and divestitures. Delays in obtaining or failing to obtain or maintain these approvals could reduce revenue or increase costs. Policy changes on the local, state and federal level, such as the expansion of the government’s role in the healthcare arena and alternative assessments and tax increases specific to the healthcare industry or healthcare products as part of federal health care reform initiatives, could fundamentally change the dynamics of the healthcare industry. In particular, recently enacted health insurance reform, including The Patient Protection and Affordable Care Act and The Health Care and Education Reconciliation Act of 2010, or Health Insurance Reform Legislation, could have a significant effect on our portfolio companies in this industry sector. As Health Insurance Reform Legislation is implemented, our portfolio companies in this industry sector may be forced to change how they do business. We can give no assurance that these portfolio companies will be able to adapt successfully in response to these changes. Any of these factors could materially adversely affect the operations of a portfolio company in this industry sector and, in turn, impair our ability to timely collect principal and interest payments owed to us.

Any of these factors could materially adversely affect the operations of a portfolio company in this industry sector and, in turn, impair our ability to timely collect principal and interest payments owed to us.

Our portfolio companies in the defense, homeland security and government services industry sector are subject to certain risks particular to that industry.

One of our key industry sectors for investment is defense, homeland security and government services. Investments in this sector are subject to certain significant risks particular to that industry. These businesses depend upon continued U.S. government expenditures on defense, homeland security and other services. These expenditures have not remained constant over time, have been reduced in certain periods and, recently, have been affected by the U.S. government’s efforts to improve efficiency and reduce costs affecting federal government programs generally. These expenditures are also subject to budgetary constraints affecting U.S. government spending generally or specific agencies in particular. Furthermore, these businesses are generally subject to changes in the political climate and general economic conditions, including a slowdown of the economy or unstable economic conditions and responses to conditions, such as emergency spending, that reduce funds available for other government priorities.

Portfolio companies operating in the defense, homeland security and government services industry sector may be required to comply with laws and regulations relating to the formation, administration, and performance of U.S. government contracts. Such laws and regulations may potentially impose added costs on these businesses and may subject them to civil or criminal penalties, termination of U.S. government contracts, and/or suspension or debarment from contracting with federal agencies, in the event they fail to comply. Further, these portfolio companies may derive significant amounts of their revenue from contracts awarded through a competitive bidding process. Their revenue may be adversely affected if they are unable to compete effectively in the process or there are delays caused by their competitors protecting contract awards.

On August 29, 2014, DRC Emergency Services LLC (“DRC ES” or the “Company”) was suspended from Federal Government contracting and from directly or indirectly receiving the benefits of federal assistance programs. In DRC ES’s opinion the suspension primarily resulted from alleged actions taken by former employees and subcontractors related to two particular contracts. None of the employees in question work for DRC ES or any of its affiliates. The Company is fully cooperating with all Government investigations. The suspension was terminated on October 1, 2014. At this time we believe the Company’s contracts and customer relationships were not materially impacted by the suspension.

Any of these factors could materially adversely affect the operations of a portfolio company in this industry sector and, in turn, impair our ability to timely collect principal and interest payments owed to us.

Risks Relating to the Notes

The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

The Notes will not be secured by any of our assets or any of the assets of any future subsidiaries and will rank equally in right of payment of our future unsubordinated, unsecured senior indebtedness. As a result, the Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of any future subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes. As of June 30, 2014 we had

$22.6 million outstanding under the Credit Facility. The indebtedness under the Credit Facility is effectively senior to the Notes to the extent of the value of the assets securing such indebtedness.

The Notes will be structurally subordinated to the indebtedness and other liabilities of any future subsidiaries.

The Notes are obligations exclusively of Alcentra Capital Corporation and not of our subsidiaries. None of our subsidiaries will be a guarantor of the Notes and the Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors of our subsidiaries will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Notes will be structurally subordinated to all indebtedness, including any future SBA-guaranteed debentures, and other liabilities of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Notes.

The indenture under which the Notes will be issued contains limited protection for holders of the Notes.

The indenture under which the Notes will be issued offers limited protection to holders of the Notes. The terms of the indenture and the Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Notes. In particular, the terms of the indenture and the Notes will not place any restrictions on our or our subsidiaries’ ability to:

•	issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries or that would be senior to our equity interests in those entities and therefore rank structurally senior to the Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in each case, to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings;
•	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes, including subordinated indebtedness, in each case other than dividends, purchases, redemptions or payments that would cause a violation of Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions giving effect to (i) any exemptive relief granted to us by the SEC and (ii) no-action relief granted by the SEC to another BDC (or to the Company if it determines to seek such similar no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act in order to maintain the BDC's status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (these provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, is below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase);
•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);
•	enter into transactions with affiliates;
•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;
•	make investments; or
•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the indenture will not require us to offer to purchase the Notes in connection with a change of control or any other event.

Furthermore, the terms of the indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity other than as described under “Description of Our Notes — Events of Default.”

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.

Other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Notes, including additional covenants and events of default. For example, the indenture under which the Notes will be issued does not contain cross-default provisions that are contained in the Credit Facility. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.

An active trading market for the Notes may not develop, which could limit the market price of the Notes or your ability to sell them. Moreover, the Notes are not expected to be rated, which may subject them to greater volatility than rated notes and particularly, greater than similar securities with an investment grade rating.

The Notes are a new issue of debt securities for which there currently is no trading market. We intend to list the Notes on the Nasdaq Global Select Market within 30 days of the original issue date under the symbol “[•].” Although we expect the Notes to be listed on the Nasdaq Global Select Market, we cannot provide any assurances that an active trading market will develop or be maintained for the Notes or that you will be able to sell your Notes. If the Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. The Notes are not currently expected to be rated which would impact their trading and subject them to greater price volatility. To the extent they are rated and received a non-investment grade rating, their price and trading activity could be negatively impacted. Moreover, if a rating agency assigns the Notes a non-investment grade rating, the Notes may be subject to greater price volatility than securities of similar maturity without such a non-investment grade rating. To the extent an active trading market does not develop, the liquidity and trading price for the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.

We may choose to redeem the Notes when prevailing interest rates are relatively low.

On or after [•], we may choose to redeem the Notes from time to time, especially when prevailing interest rates are lower than the rate borne by the Notes. If prevailing rates are lower at the time of redemption, you would not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the interest rate on the Notes being redeemed. Our redemption right also may adversely impact your ability to sell the Notes as the optional redemption date or period approaches.

Our amount of debt outstanding will increase as a result of this offering, and if we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.

As of June 30, 2014, we had approximately $22.6 million of indebtedness outstanding under the Credit Facility. Any default under the agreements governing our indebtedness, including a default under the Credit Facility or other indebtedness to which we may be a party that is not waived by the required lenders, and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Notes and substantially decrease the market value of the Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness (including the Credit Facility), we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under the Credit Facility or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. Our ability to generate sufficient cash flow in the future is, to some extent, subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under the Credit Facility or otherwise, in an amount sufficient to enable us to meet our payment obligations under the Notes and our other debt and to fund other liquidity needs.

If our operating performance declines and we are not able to generate sufficient cash flow to service our debt obligations, we may in the future need to refinance or restructure our debt, including any Notes sold, sell assets, reduce or delay capital investments, seek to raise additional capital or seek to obtain waivers from the required lenders under the Credit Facility or other debt that we may incur in the future to avoid being in default. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the Notes and our other debt. If we breach our covenants under the Credit Facility or other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders. If this occurs, we would be in default under the Credit Facility or other debt, the lenders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations could proceed against the collateral securing the debt. Because the Credit Facility has, and any future credit facilities will likely have, customary cross-default provisions, if the indebtedness under the Notes, the Credit Facility or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	the effect of investments that we expect to make;
•	our contractual arrangements and relationships with third parties;
•	actual and potential conflicts of interest with our Adviser;
•	the dependence of our future success on the general economy and its effect on the industries in which we invest;
•	the ability of our portfolio companies to achieve their objectives;
•	the use of borrowed money to finance a portion of our investments;
•	the adequacy of our financing sources and working capital;
•	the timing of cash flows, if any, from the operations of our portfolio companies;
•	the ability of our Adviser to locate suitable investments for us and to monitor and administer our investments;
•	the ability of our Adviser to attract and retain highly talented professionals;
•	our ability to qualify and maintain our qualification as a RIC and as a BDC; and
•	the effect of changes to tax legislation and our tax position.

Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Actual results could differ materially from those anticipated in our forward-looking statements, and future results could differ materially from historical performance. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by law or SEC rule or regulation.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)B of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus or in any report that we file under the Exchange Act.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of the Notes in this offering will be approximately $[  •    ] million (or approximately $[  •    ] million if the underwriters fully exercise their overallotment option), after deducting the estimated underwriting discounts and commissions of $[  •    ] million (or approximately $[  •    ] million if the underwriters fully exercise their overallotment option) payable by us and estimated offering expenses of approximately $[  •    ] payable by us.

We intend to use the net proceeds from the sale of the shares to fund new investment opportunities, to repay the outstanding indebtedness under our Credit Facility, and for general corporate purposes. Certain of the underwriters and/or their affiliates are lenders under our Credit Facility and may receive a portion of the net proceeds from this offering. As of June 30, 2014 we had $22.6 million outstanding under our Credit Facility. We intend to reborrow under our Revolving Facility to make investments in portfolio companies in accordance with our investment objective.

Outstanding indebtedness under our Credit Facility bears interest, as of June 30, 2014, at our election, at a rate per annum equal to (i) LIBOR plus 3.25% or (ii) 2.25% plus the highest of (A) a prime rate, (B) the Federal Funds rate plus 0.5% and (C) three month LIBOR plus 1.0%. The indebtedness under the Credit Facility was incurred to make investments in portfolio companies in accordance with our investment objective.

We expect to continue to borrow under our Credit Facility to make investments in portfolio companies in accordance with our investment objective depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions.

Pending such use, we intend to invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. See “Regulation — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

CAPITALIZATION

The following table sets forth our capitalization:

•	on an actual basis which reflects Alcentra Capital Corporation as of June 30, 2014;
•	on a pro forma, as adjusted, basis to give effect to the sale of $ aggregate principal amount of Notes in this offering at an assumed public offering price of 100% of par, after deducting the estimated organization and offering expenses of approximately $ million payable by us.

You should read this table together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Use of Proceeds” and the financial statements and the related notes thereto included elsewhere in this prospectus.

	As of June 30, 2014 (unaudited)
	Actual	Corporation Pro Forma, as Adjusted
Assets
Cash and cash equivalents	$24,407,025	$
Investments	$200,244,176	$
Other assets	$2,375,312	$
Total assets	$227,026,513	$
Liabilities:
Credit Facility	$22,601,654	$
Short-term borrowings	$—	$
% Notes due 20[•]
Other liabilities	$4,879,747	$
Total liabilities	$27,481,401	$
Stockholder’s equity:
Capital contributions from limited partners	$—	$
Common stock, par value $0.001 per share 100,000,000 authorized; 13,516,766 issued and outstanding, pro forma, as adjusted	$13,517	$
Total stockholders’ equity	$199,545,112	$
Total liabilities and stockholders’ equity	$227,026,513	$
Net asset value per share	$14.76	$

RATIOS OF EARNINGS TO FIXED CHARGES

The following table contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our consolidated financial statements, including the notes to those statements, included in this prospectus.

	Six Months Ended June 30, 2014
	Alcentra Capital Corporation For The Period From May 8, 2014 to June 30, 2014(2) (unaudited)	BNY Mellon-Alcentra Mezzanine III, L.P. For The Period From January 1, 2014 to May 7, 2014 (unaudited)	BNY Mellon-Alcentra Mezzanine III, L.P. For The Year Ended December 31, 2013 (unaudited)	BNY Mellon-Alcentra Mezzanine III, L.P. For The Year Ended December 31, 2012 (unaudited)
Earnings to Fixed Charges(1)	14.05	199.23	70.83	173.02

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.
(2)	Commencement of operations of the Company.

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and amortization of debt issuance costs.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following analysis of our financial condition and results of operations should be read in conjunction with our financial statements and the notes thereto contained elsewhere in this prospectus.

When reading this prospectus, it is important to note that the historical financial statements and other historical financial information included herein are those of Fund III. Prior to our initial public offering, Fund III did not pay any advisory fees and was not regulated as a BDC under the 1940 Act. Therefore, Fund III has not been subject to certain restrictions imposed by the 1940 Act on BDCs prior to our initial public offering and our acquisition of the Fund III Acquired Assets and the Warehouse Portfolio. If Fund III had been regulated as a BDC under the 1940 Act, Fund IIIs performance may have been adversely affected.

Overview

We were formed as a Maryland corporation on June 4, 2013 and are an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act. We are managed by Alcentra NY, a registered investment adviser under the Advisers Act. State Street provides us with financial reporting, post-trade compliance, and treasury services. In addition, for U.S. federal income tax purposes, Alcentra intends to elect to be treated as a RIC, commencing with its tax year ending December 31, 2014, under Subchapter M of the Internal Revenue.

Fund III is a Delaware limited partnership, which commenced operations on May 14, 2010. Fund III was formed for the purpose of seeking current income and long-term capital appreciation by making investments in senior debt securities, subordinated debt securities, and common and preferred equity securities with equity rights or participations in U.S.-based middle market companies. The General Partner, a Delaware limited liability company, is the General Partner of the Partnership. BNY Mellon-Alcentra Mezzanine Partners (the “Manager”), a division of Alcentra NY (“Alcentra Group”) and an affiliate of the General Partner, manages the investment activities of Fund III. Alcentra NY is wholly owned by BNY Alcentra Group Holdings, Inc. which is wholly owned by The Bank of New York Mellon Corporation.

On May 14, 2014, we completed the Offering, at a price of $15.00 per share. Through our initial public offering we sold 6,666,666 shares for gross proceeds of approximately $100,000,000. On June 6, 2014, we sold 750,000 shares through the underwriters’ exercise of the overallotment option for gross proceeds of $11,250,000.

Immediately prior to the Offering, we purchased the Fund III Acquired Assets from Fund III for $64.4 million in cash and $91.5 million in shares of the Company’s common stock. Concurrent with the acquisition of the Fund III Acquired Assets from Fund III, the Company also purchased the Warehouse Portfolio for $29 million in cash from Alcentra Group. The Warehouse Portfolio consisted of approximately $29 million in debt investments originated by the investment professionals of the Manager and purchased by Alcentra Group using funds under a warehouse credit facility provided by The Bank of New York Mellon Corporation in anticipation of the Offering.

Our investment objective is to generate both current income and capital appreciation through debt and equity investments by targeting investment opportunities with favorable risk-adjusted returns. We invest primarily in middle-market companies in the form of mezzanine and senior secured loans, each of which may include an equity component, and, to a lesser extent, by making direct equity investments in such companies.

We are required to comply with certain regulatory requirements such as not acquiring any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets. Qualifying assets include investments in “eligible portfolio companies.” Under the relevant SEC rules, the term “eligible portfolio company” includes all private operating companies, operating companies whose securities are not listed on a national securities exchange, and certain public operating companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million, in each case organized and with their principal of business in the United States.

Since we did not commence investment operations until May 8, 2014, the discussion and analysis of financial condition and results of operations through May 7, 2014 described in this section pertains to the historical operations of Fund III given that the Company acquired substantially all of Fund III’s investment portfolio. However, we assumed none of the liabilities of Fund III in connection with the acquisition of the Fund III Acquired Assets other than to fund $2.6 million under revolving lines of credit. As a result, you should be mindful of the foregoing facts when reviewing the discussion and analysis set forth in this section as well as in connection with reviewing the financial information contained elsewhere in this prospectus.

As used in this section, the terms “we” and “us” refer to Fund III for the periods prior to the Offering and refer to Alcentra for the periods after the Offering.

Portfolio Composition and Investment Activity

Portfolio Composition

We originate and invest primarily in middle-market companies (typically those with $5.0 million to $15.0 million of EBITDA) through first lien, second lien, unitranche and mezzanine debt financing, often times with a corresponding equity investment.

As of June 30, 2014, we had $200 million (at fair value) invested in 21 companies. Our portfolio included approximately 36% of first lien debt, 4% of second lien debt, 32% of mezzanine debt and 28% of equity investments at fair value. The composition of our investments as of June 30, 2014 was as follows:

	Cost (unaudited)	Fair Value (unaudited)
Senior Secured – First Lien	$71,956,722	$72,216,890
Senior Secured – Second Lien	7,388,308	7,388,308
Unsecured Debt	63,987,579	64,224,918
Equity	55,579,094	56,414,060
Total Investments	$198,911,703	$200,244,176

As of December 31, 2013, we had $124.9 million (at fair value) invested in 14 portfolio companies, including $6.2 million (at fair value) relating to the shares of common stock and $2.4 million in warrants to purchase common stock of GTT Communications (“Excluded Assets”) which were not acquired by Alcentra in connection of the Fund III Acquired Assets. As of December 31, 2013, our portfolio included approximately 23% of first lien debt, 39% of mezzanine debt and 38% of equity investments at fair value. The composition of our investments as of December 31, 2013 was as follows:

	Cost (unaudited)	Fair Value (unaudited)
Senior Secured – First Lien	$29,925,987	$29,151,237
Unsecured Debt	48,309,176	48,309,176
Equity*	42,138,355	47,505,424
Total Investments	$120,373,518	$124,965,837

*	Includes the Excluded Assets. The aggregate cost basis and fair value of the Excluded Assets at December 31, 2013 was $2.4 million and $6.2 million, respectively.

Our investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require us to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of June 30, 2014 we had two such investments with an aggregate unfunded commitment of $9.7 million and at December 31, 2013, we had one such investment with aggregate unfunded commitments of $2.6 million in both periods.

The following is a summary of geographical concentration of our investment portfolio as of June 30, 2014 (unaudited):

	Cost	Fair Value	% of Total Net Assets
Texas	$31,302,970	$31,220,287	15.65%
Alabama	18,550,280	18,946,000	9.50%
Connecticut	16,815,244	16,876,059	8.46%
Georgia	16,487,237	16,469,566	8.25%
Pennsylvania	15,337,094	15,783,500	7.91%
Arizona	14,463,416	15,601,873	7.82%
New Jersey	12,032,230	12,850,231	6.44%
North Carolina	11,868,272	11,905,802	5.97%
Tennessee	11,233,525	11,233,465	5.63%
Florida	11,836,100	10,543,333	5.28%
Puerto Rico	7,388,308	7,388,308	3.70%
Nevada	6,732,151	6,692,000	3.35%
Virginia	6,232,125	6,250,000	3.13%
Colorado	6,249,459	6,249,459	3.13%
Michigan	6,215,288	6,134,288	3.07%
California	6,168,000	6,100,000	3.06%
Total	$198,911,703	$200,244,176	100.35%

The following is a summary of geographical concentration of our investment portfolio as of December 31, 2013 (unaudited):

	Cost	Fair Value	% of Net Assets
Connecticut	$20,135,262	$21,305,262	19.25%
Arizona	14,034,723	14,034,723	12.69%
Texas	12,391,569	13,184,564	11.92%
California	12,734,744	12,377,994	11.19%
Georgia	12,122,797	12,325,797	11.14%
New Jersey	6,852,457	11,964,457	10.81%
Alabama	13,239,853	11,906,520	10.76%
Florida	11,590,021	10,702,958	9.67%
Virginia*	6,754,123	10,493,184	9.48%
Michigan	10,017,969	6,075,969	5.49%
Pennsylvania	500,000	594,409	0.54%
	$120,373,518	$124,965,837	112.95%

*	Includes the Excluded Assets. The aggregate cost basis and fair value of the Excluded Assets at December 31, 2013 was $2.4 million and $6.2 million, respectively.

The following is a summary of industry concentration of our investment portfolio as of June 30, 2014 (unaudited):

industry	Cost	Fair Value	% of Net Assets
Healthcare Services	$22,655,238	$22,569,566	11.32%
Disaster Recovery Services	18,550,280	18,946,000	9.49%
Infrastructure Maintenance	15,337,094	15,783,501	7.91%
Technology & Telecom	14,463,416	15,601,873	7.82%
Oil & Gas Services	14,710,289	14,741,289	7.40%
Food & Beverage	13,592,681	13,478,999	6.75%
Technology	12,032,230	12,850,231	6.44%
Media & Entertainment	12,079,116	12,066,000	6.05%
Restoration Services	11,868,273	11,905,803	5.97%
Waste Management	11,468,280	11,502,060	5.76%
Education	11,836,100	10,543,333	5.28%
Healthcare & Pharmaceuticals	8,000,000	8,000,000	4.01%
Media: Broadcasting & Subscription	7,388,308	7,388,308	3.70%
Telecommunication Services	6,232,125	6,250,000	3.13%
Consumer Services	6,249,459	6,249,459	3.13%
Environmental/Energy Services	6,215,289	6,134,289	3.07%
Packaging	3,233,525	3,233,465	1.62%
Business Services	3,000,000	3,000,000	1.50%
Total	$198,911,703	$200,244,176	100.35%

The following is a summary of industry concentration of our investment portfolio as of December 31, 2013:

	Cost	Fair Value	% of Net Assets
Technology and Telecom*	$27,641,303	$36,492,364	32.98%
Healthcare	17,788,791	18,409,791	16.64%
Media and Entertainment	16,401,228	16,796,478	15.18%
Food and Beverage	12,391,564	12,391,564	11.20%
Disaster Recovery Services	13,239,853	11,906,520	10.76%
Waste Management Services	10,802,784	10,802,784	9.76%
Education	11,590,021	10,702,958	9.68%
Energy Service Company	10,017,974	6,868,969	6.21%
Defense Services	500,000	594,409	.54%
	$120,373,518	$124,965,837	112.95%

*	Includes the Excluded Assets. The aggregate cost basis and fair value of the Excluded Assets at December 31, 2013 was $2.4 million and $6.2 million, respectively.

At June 30, 2014, our average portfolio company investment at amortized cost and fair value was approximately $10.4 million and $10.5 million, respectively, and our largest portfolio company investment by amortized cost and fair value was approximately $18.5 million and $18.9 million, respectively. At December 31, 2013, our average portfolio company investment at amortized cost and fair value was approximately $8.5 million and $8.9 million, respectively, and our largest portfolio company investment by amortized cost and fair value was approximately $14.0 million and $14.0 million, respectively.

At June 30, 2014, 9.92% of our debt investments bore interest based on floating rates (subject to interest rate floors), such as LIBOR, and 90.08% bore interest at fixed rates. At December 31, 2013, 100% of our debt investments bore interest at fixed rates.

The weighted average yield on all of our debt investments as of June 30, 2014 and December 31, 2013 was approximately 12.3% and 12.4%, respectively. The weighted average yield was computed using the effective interest rates for all of our debt investments, including accretion of original issue discount.

As of June 30, 2014 and December 31, 2013, we had cash of $24.4 million and $0.7 million, respectively.

Investment Activity

During the period January 1, 2014 to May 7, 2014, Fund III invested $48.7 million and received $15.7 million of repayments.

From May 8, 2014 to June 30, 2014, we invested $10.5 million in two new portfolio companies and $4.7 million of add on investments. We also received $2.3 million in paydowns. $1.8 million in a paydown of the DRC Deferred Draw Facility and $500,000 as part of scheduled repayments from Southern Tech.

During the three and six months ended June 30, 2013, Fund III invested $5 million and $15.0 million, respectively. During the same period we received $0.1 million and $1.2 million in proceeds from repayments, respectively.

Our level of investment activity can vary substantially from period to period depending on many factors, including the amount of debt and equity capital to middle market companies, the level of merger and acquisition activity, the general economic environment and the competitive environment for the types of investments we make.

Asset Quality

We currently do not use a rating system to monitor portfolio performance. As the portfolio grows in size, we would expect to implement a portfolio rating system.

Loans and Debt Securities on Non-Accrual Status

We will generally not accrue interest on loans and debt securities if principal or interest cash payments are past due 30 days or more and/or we have reason to doubt our ability to collect such interest. As of June 30, 2014 and December 31, 2013, we had no loans on non-accrual status.

Results of Operations

An important measure of our financial performance is net increase (decrease) in net assets resulting from operations, which includes net investment income (loss), net realized gain (loss) and net unrealized appreciation (depreciation). Net investment income (loss) is the difference between our income from interest, dividends, fees and other investment income and our operating expenses including interest on borrowed funds. Net realized gain (loss) on investments is the difference between the proceeds received from dispositions of portfolio investments and their amortized cost. Net unrealized appreciation (depreciation) on investments is the net change in the fair value of our investment portfolio.

Comparison of the three and six months ended June 30, 2014 and 2013

Revenues

We generate revenue in the form of interest income on debt investments and capital gains and distributions, if any, on investment securities that we may acquire in portfolio companies. Our debt investments typically have a term of five to seven years and bear interest at a fixed or floating rate. Interest on our debt securities is generally payable quarterly. Payments of principal on our debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, our debt investments may pay interest in-kind, or PIK. Any outstanding principal amount of our debt securities and any accrued but unpaid interest will generally become due at the maturity date. The level of interest income we receive is directly related to the balance of interest-bearing investments multiplied by the weighted average yield of our investments. We expect that the total dollar amount of interest and any dividend income that we earn to increase as the size of our investment portfolio increases. In addition, we may generate revenue in the form of prepayment fees, commitment, loan origination, structuring or due diligence fees, fees for providing significant managerial assistance and consulting fees. Total investment income for the period May 8, 2014 through June 30, 2014 totaled $3.6 million and was primarily composed of interest income, including $0.9 million of PIK income. Total Investment income on the Partnership from January 1, 2014 through May 7, 2014 was $7.8 million and was primarily composed of $4.4 million of interest income, including $1.4 million of PIK income, $1.8 million of other income and $0.2 million of dividend income.

Total investment income for the three month period ended June 30, 2013 was $2.7 million, including $0.1 million of PIK interest and $0.08 million of other income.

Total investment income for the six months ended June 30, 2013 was $5.4 million including $0.4 million of PIK interest and $0.01 million of other income.

Expenses

Operating expenses for Fund III for the period January 1, 2014 through May 7, 2014 totaled $0.8 million (inclusive of a management fee of $0.7 million).

Our operating expenses for the period May 8, 2014 through June 30, 2014 totaled $1.2 million (inclusive of a management fee of $0.5 million).

Operating expenses for Fund III for the period April 1, 2013 through June 30, 2013 totaled $0.8 million (including $0.7 million in management fees).

Our operating expenses for the Partnership for the six months ended June 30, 2013 totaled $1.5 million (inclusive of $1.4 million of management fees).

Our operating expenses consist of base management fees, administrative services expenses, professional fees, and other general and administrative expenses.

Fund III had entered into a credit agreement under which they could borrow an aggregate principal amount of $15 million for the financing of portfolio investments. Borrowings under the credit agreement were $10 million and $15.0 million as of May 7, 2014 and December 31, 2013, respectively.

Interest is charged at the Alternative Rate, defined as the higher of (a) the Federal Fund Rate and (b) the Overnight LIBOR Rate, plus 130 basis points. The interest rate, period to date, ranged from 1.39% to 1.40%. Fund III recorded interest and fee expense of $0.1 million for the three months ended March 31, 2014. The average borrowings under the credit agreement for the period ended May 7, 2014 was $9,512,147 and for the six months ended June 30, 2013 of $5 million. The credit agreement, which was not assumed by Alcentra in connection with the acquisition of Fund III Acquired Assets, terminated on April 24, 2014.

For the period January 1, 2014 through May 7, 2014 Fund III’s interest expense was $0.050 million.

For the six months ended June 30, 2013, Fund III’s interest expense was $0.033 million and $0.065 million.

Fund III’s interest expense for April 1, 2014 through May 7, 2014 was $.009 million.

Our interest expense for the period May 8, 2014 to June 30, 2014 was $0.18 million.

In connection with the Offering, Alcentra entered into a senior secured revolving credit agreement (“Credit Facility”) with ING Capital LLC, as administrative agent and lender. The Credit

Facility initially provided for borrowings of up to $20.0 million at closing and with the addition of one additional eligible investment shortly thereafter, Alcentra’s borrowing capacity under the Credit Facility increased to $67.5 million. In addition, subsequent to the closing of the overallotment of the Offering, two additional lenders joined the Credit Facility increasing the size of the Credit Facility to $80 million. As of June 30, 2014, we had outstanding borrowings under the Credit Facility of $22.6 million. The Credit Facility has a maturity date of May 8, 2018 and bears interest, at Alcentra’s election, at a rate per annum equal to (i) the one, three or six month LIBOR, as applicable, plus 3.25% or (ii) 2.25% plus the highest of (A) a prime rate, (B) the Federal Funds rate plus 0.5% and (C) three month LIBOR plus 1.0%. The Credit Facility is secured by a first priority security interest in all of Alcentra’s portfolio investments, the equity interests in certain of its direct and indirect subsidiaries and substantially all of its other assets. Alcentra is also subject to customary covenants and events of default typical of a facility of this type.

Under the Advisory Agreement, we pay the Adviser a base management fee calculated at an annual rate as follows: 1.75% of its gross assets (i.e., total assets held before deduction of any liabilities), including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents (such as investments in U.S. Treasury Bills), if its gross assets are below $625 million; 1.625% of its total gross assets if our gross assets are between $625 million and $750 million; and 1.5% of its gross assets if its assets are greater than $750 million. These various management fee percentages (i.e. 1.75%, 1.625% and 1.5%) would apply to ACC’s entire gross assets in the event its gross assets exceed the various gross asset thresholds.

In addition, we pay the Adviser an incentive fee under the Advisory Agreement which consists of two parts. The first part, which is calculated and payable quarterly in arrears, equals 20% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a hurdle rate of 2% per quarter (8% annualized), and is subject to a “catch-up” feature. The second part is calculated and payable in arrears as of the end of each calendar year (or, upon termination of the Advisory Agreement, as of the termination date) and equals 20% of our aggregate cumulative realized capital gains from inception through the end of each calendar year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gain incentive fees.

The Adviser has agreed to waive its fees (base management and incentive fee), without recourse against or reimbursement by us, for the remainder of the quarter in which the Offering is completed and the subsequent four quarters to the extent required in order for us to earn a quarterly net investment income to maintain a targeted dividend payment on shares of common stock outstanding on the relevant dividend payment dates of 9.0% (to be paid on a quarterly basis).

Our primary operating expenses will include the payment of fees to the Adviser under the Advisory Agreement and our allocable portion of overhead expenses under the Advisory Agreement, including payments under the administration agreement with the Administrator.

Aside from these operating expenses, we will bear all other out-of-pocket costs and expenses of the Adviser’s operations and transactions, including:

•	future offering expenses;
•	the cost of calculating its net asset value;
•	the cost of effecting sales and repurchases of shares of its common stock and other securities;
•	fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms);
•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts (including attendance at industry and investor conferences and similar events);
•	federal and state registration fees;
•	any exchange listing fees;
•	federal, state and local taxes;
•	independent directors’ fees and expenses;
•	brokerage commissions;
•	costs of proxy statements, stockholders’ reports and notices;
•	costs of preparing government filings, including periodic and current reports with the SEC;
•	fidelity bond, liability insurance and other insurance premiums; and
•	printing, mailing, independent accountants and outside legal costs and all other direct expenses incurred by either our Adviser or Alcentra in connection with administering Alcentra’s business, including the compensation of Alcentra’s Chief Accounting Officer and Chief Compliance Officer, and their respective staffs that will be based upon Alcentra’s allocable portion of overhead and other expenses incurred by the Adviser in performing its obligations under the Advisory Agreement.

Net Investment Income

For the period January 1, 2014 to May 7, 2014, Fund III’s net investment income was $6.9 million.

For the period April 1, 2014 to May 7, 2014, Fund III’s net investment income was $3.7 million.

For the period May 8, 2014 through June 30, 2014, our net investment income was $2.4 million.

For the three and six month period ended June 30, 2013, Fund III’s net investment income was $1.9 million and $3.8 million, respectively.

Net Realized Gains and Losses

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized.

For the period May 8, 2014 through June 30, 2014, there were $2.3 million in paydowns on investments, there were no realized gains.

For the period January 1, 2014 to May 7, 2014, there was a realized gain of $0.05 million.

For the period April 1, 2014 to May 7, 2014, there was a realized loss of $0.04 million.

For the three and six month period ended June 30, 2013 realized gains totaled $.04 million.

Net Change in Unrealized Appreciation (Depreciation) of Investments

Net change in unrealized appreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded appreciation or depreciation when gains or losses are realized.

Net change in unrealized appreciation (depreciation) on investments for the period January 1, 2014 to May 7, 2014 totaled $3.0 million.

Net change in unrealized appreciation (depreciation) on investments for the period April 1, 2014 to May 7, 2014 totaled $(0.2) million.

Net change in unrealized appreciation (depreciation) on investments for the period May 8, 2014 through June 30, 2014 totaled $1.3 million.

Net change in unrealized appreciation (depreciation) on investments for the three and six months ended June 30, 2013 were $1.5 million and $1.7 million, respectively.

Net Increase in Net Assets Resulting from Operations

For the period January 1, 2014 to May 7, 2014, Fund III’s net increase in net assets resulting from operations totaled $9.9 million.

For the period April 1, 2014 through May 7, 2014, Fund III’s net increase in assets resulting from operations totaled $3.5 million.

For the period May 8, 2014 through June 30, 2014, our net increase in net assets resulting from operations totaled $3.7 million.

For the three and six months ended June 30, 2013, Fund III’s net increase in net assets resulting from operations totaled $3.5 million and $5.6 million, respectively.

Financial condition, liquidity and capital resources

Cash Flows from Operating and Financing Activities

Fund III’s net cash used in operating activities amounted to $29.9 million for the period from January 1, 2014 to May 7, 2014, primarily in connection with the purchase of investments. Financing activities for the period from January 1, 2014 to May 7, 2014 provided cash of $39.9 million primarily from capital contributions received from limited partners.

For the period May 8, 2014 through June 30, 2014, our operating activities used cash of $106.1 million, primarily in connection with the initial purchase of investments. Financing activities for the same period provided $130.5 million primarily through the Offering.

Fund III’s operating activities used cash of $10 million for the six months ended June 30, 2013, primarily in connection with purchases of investments. Financing activities for the six months ended June 30, 2013 provided cash of $11.7 million primarily from capital contributions received from limited partners.

Prior to the completion of the Offering entered into the Credit Facility with ING Capital LLC, as administrative agent and lender. The Credit Facility provides for borrowings of up to $80.0 million with an accordion feature that could provide for borrowings up to $160 million. As of June 30, 2014, we had borrowings of $22.6 million outstanding under our Credit Facility. The Credit Facility will mature on May 14, 2018 and bears interest, at our election, at a rate per annum equal to (i) one, three or six month LIBOR, as applicable, plus 3.25% or (ii) 2.25% plus the highest of (A) a prime rate, (B) the Federal Funds rate plus 0.5% and (C) three month LIBOR plus 1.0%. Our ability to elect LIBOR indices with various tenors (e.g., one, three or six month LIBOR) on which the interest rates for borrowings under the Credit Facility are based provides us with increased flexibility to manage interest rate risks as compared to a borrowing arrangement that does not provide for such optionality. Once a particular LIBOR rate has been selected, the interest rate on the applicable amount borrowed will reset after the applicable tenor period and be based on the then applicable selected LIBOR rate (e.g., borrowings for which we have elected the one month LIBOR rate will reset on the anniversary of the one month period based on the then selected LIBOR rate). For any given borrowing under the Credit Facility, we intend to elect what we believe to be an appropriate LIBOR rate taking into account our needs at the time as well as our view of future interest rate movements. The Credit Facility is secured by a first priority interest in all of our portfolio investments, equity interests in certain of our direct and indirect subsidiaries and substantially all of our other assets.

Our liquidity and capital resources are derived from the capital contributions and cash flows from operations, including investment sales and repayments, and income earned. Our primary use of funds from operations includes investments in portfolio companies and other operating expenses we incur, as well as distributions to the Limited Partners. We expect to use these capital resources as well as proceeds from turnover within our portfolio, borrowings under the Credit Facility and from public and private offerings of securities to finance our investment activities.

Off-Balance Sheet Arrangements

We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. As of June 30, 2014, our off-balance sheet arrangements consisted of $9.7 million of unfunded commitments to provide debt financing to two of our portfolio companies. As of December 31, 2013, our off-balance sheet arrangements consisted of $2.6 million of unfunded commitments to provide debt financing to one of our portfolio companies.

Recent Developments

Subsequent to June 30, 2014, new investments were made:

On July 11, 2014 GST Autoleather was funded for $8,000,000 (11% cash and 2% PIK senior subordinated note).

On July 24, 2014 ACT Lighting was funded for $9,750,000 (12% cash, 2% PIK) and $1,750,000 (8% PIK note).

On August 19, 2014, Stancor was funded for $5,000,000 (First Lien, LIBOR + 8.0%, 75bps LIBOR Floor).

On September 29, 2014, Nation Safe Drivers was funded for $7,000,000 (Second Lien, LIBOR + 8.0%; 2.0% LIBOR Floor).

As of September 30, 2014, we have an outstanding commitment to fund $20,000,000 to Hotel Systems Pro.

On October 10, 2014, Bioventus LLC was funded for $12,000,000 (Second Lien, 11% cash).

Follow on investments subsequent to June 30, 2014 were made to the following portfolio companies:

On July 25, 2014, Well Biz Brands was funded $820,000 (senior secured 7% cash, 3.5% PIK).

On July 30, 2014, Black Diamond Rentals was funded $1,500,000 (senior secured 10% cash, 4% PIK).

On August 4, 2014, Aphena Pharma Solutions was funded $433,029 (senior secured 7% cash. 3.5% PIK).

On September 30, 2014, Stancor was funded $2,000,000 (First Lien, LIBOR + 8.0%, 75bps LIBOR Floor).

Repayments made subsequent to June 30, 2014 are as follows:

On July 21, 2014, Net Access Corporation repaid their debt obligation of $3,920,230.

On August 6, 2014, GTT Communications repaid their debt obligation of $6,250,000.

On September 2, 2014, Wholesome Sweetners repaid their debt obligation of $8,000,000.

Critical Accounting Policies

The preparation of our financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ.

Valuation of portfolio investments

We generally invest in illiquid loans and securities including debt and equity securities of middle-market companies. Debt and equity securities that are not publicly traded or whose market prices ared not readily available are valued at fair value as determined in good faith by our board of directors. Such determination of fair values may involve subjective judgments and estimates, although we engage independent valuation providers to review the valuation of each portfolio investment that does not have a readily available market quotation at least once annually. With respect to unquoted securities, we value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies and other factors.

Because there is not a readily available market for substantially all of the investments in our portfolio, we value most of our portfolio investments at fair value as determined in good faith by our board of directors using a documented valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Adviser responsible for the portfolio investment;
•	Preliminary valuation conclusions are then documented and discussed with our senior management and the Adviser committee;
•	The audit committee of our board of directors then reviews these preliminary valuations;
•	At least once quarterly, independent valuation firms engaged by our board of directors will prepare valuations on a selected basis and submit reports to the board of directors; and
•	The board of directors then discusses valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of the Adviser, the independent valuation firm and the audit committee.

Revenue recognition

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt securities with contractual PIK interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we do not accrue PIK interest if the portfolio company valuation indicates that such PIK interest is not collectible. We will not accrue interest on loans and debt securities if principal or interest cash payments are past due 30 days or more and/or we have reason to doubt our ability to collect such interest.

Loan origination fees, original issue discount and market discount or premium are capitalized, and we then accrete or amortize such amounts using the effective interest method as interest income. Upon the prepayment of a loan or debt security, any unamortized loan origination is recorded as interest income. We record prepayment premiums on loans and debt securities as interest income.

BUSINESS

Alcentra Capital Corporation

We are a specialty finance company that operates as a non-diversified, closed-end management investment company. We have elected to be regulated as a BDC under the 1940 Act. In addition, we intend to elect for U.S. federal income tax purposes to be treated as a RIC under Subchapter M of the Code.

We provide customized debt and equity financing solutions to lower middle-market companies, which we define as companies having annual earnings, before interest, taxes, depreciation and amortization, or EBITDA, of between $5 million and $15 million, and/or revenues of between $10 million and $100 million, although we may opportunistically make investments in larger or smaller companies. Our investments typically range in size from $5 million to $15 million.

Our investment objective is to generate both current income and capital appreciation primarily by making direct investments in lower middle-market companies in the form of subordinated debt and, to a lesser extent, senior debt and minority equity investments. The companies in which we invest are typically highly leveraged, and, in most cases, our investments in such companies will not be rated by any rating agency. If such investments were rated, we believe that they would likely receive a rating below investment grade (i.e., below a Standard & Poor’s rating of BBB- or a Moody’s rating of Baa3), which is often referred to as “high-yield” or “junk.” While our primary investment focus is to make loans to, and selected equity investments in, privately-held lower-middle-market companies, we may also make opportunistic investments in larger or smaller companies.

Our Adviser has a history of investing in companies that seek capital to use for growth initiatives or a generational change of ownership, or what we refer to as Growth Companies. We define a Growth Company as a company that has experienced growth of at least two to three times the rate of gross domestic product, or GDP. It has been the experience of our Adviser’s investment team that Growth Companies typically incur less leverage than larger companies in order to maintain the financial flexibility to continue to invest in the growth of their businesses. In the experience of our Adviser’s investment team, our targeted industry sectors tend to have a greater proportion of Growth Companies and therefore offer greater investment opportunities to pursue. Our targeted industry sectors are: healthcare and pharmaceutical services; defense, homeland security and government services; business and outsourced services; and energy services. We may also make investments in portfolio companies that do not possess these characteristics or are outside of these industry sectors.

Our investment activities are managed by our Adviser pursuant to the terms of the Investment Advisory Agreement. We expect to source investments primarily through the extensive network of relationships that the principals of our Adviser have developed with financial sponsor firms, financial institutions, middle-market companies, management teams and other professional intermediaries.

On May 14, 2014, we completed the Offering, at a price of $15.00 per share. Through our initial public offering we sold 6,666,666 shares for gross proceeds of approximately $100,000,000. On June 6, 2014, we sold 750,000 shares through the underwriters’ exercise of the overallotment option for gross proceeds of $11,250,000.

Formation Transactions

On May 8, 2014, we purchased a portfolio of approximately $155.8 in debt and equity investments which consisted of all of the investment assets of Fund III, except for its equity investment and warrants in GTT Communications. We purchased from Fund III for $64.3 million in cash and $91.5 million in shares of our common stock . Concurrent with our acquisition of these investment assets from Fund III Acquired Assets, we also purchased approximately $29 million of debt and equity investments which consisted of assets held by Alcentra Group for $29 million in cash.

Portfolio Composition

We originate and invest primarily in middle-market companies (typically those with $5.0 million to $15.0 million of EBITDA) through first lien, second lien, unitranche and mezzanine debt financing, often times with a corresponding equity investment.

As of June 30, 2014, we had $200 million (at fair value) invested in 21 portfolio companies. Our portfolio included approximately 36% of first lien debt, 4% of second lien debt, 32% of mezzanine debt and 28% of equity investments at fair value. At June 30, 2014, our average portfolio company investment at amortized cost and fair value was approximately $10.4 million and $10.5 million, respectively, and our largest portfolio company investment by amortized cost and fair value was approximately $18.5 million and $18.9 million, respectively. At June 30, 2014, 9.92% of our debt investments bore interest based on floating rates (subject to interest rate floors), such as LIBOR, and 90.08% bore interest at fixed rates.

The weighted average yield on all of our debt investments as of June 30, 2014 was approximately 12.3%. The weighted average yield was computed using the effective interest rates for all of our debt investments, including accretion of original issue discount. There can be no assurance that the weighted average gross or cash yields will remain at their current level.

The companies in which we invest are typically highly leveraged, and, in most cases, our investments in such companies are not rated by any rating agency. If such investments were rated, we believe that they would likely receive a below-investment grade rating from a nationally recognized statistical rating organization, which is often referred to as “high-yield” or “junk.” Exposure to below-investment grade securities involves certain risks, and those securities are viewed as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. In addition, a substantial portion of our investment portfolio consists of debt investments for which issuers are not required to make principal payments until the maturity of the loans, which may result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity. As of June 30, 2014, approximately 25% of the income we received from our portfolio companies was in the form of non-cash income, such as contractual pay-in-kind, or PIK, interest. This percentage is likely to increase in future periods as a result of investments made by us subsequent to June 30, 2014. Since PIK interest involves us recognizing income without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement applicable to RICs. Our failure to meet the annual distribution requirements could reduce the amounts available for distributions. In addition, the PIK feature of our subordinated debt and preferred equity investments increases our credit risk exposure over the life of the investments given that it increases the amounts that our portfolio companies will ultimately be required to pay us. Furthermore, we have not previously been required to manage our portfolio in accordance with the RIC asset diversification requirements. See “Risk Factors — If we are unable to meet the RIC asset diversification requirements, we may fail to qualify as a RIC” and “Risk Factors — PIK interest payments we receive increase our assets under management and, as a result, increases the amount of base management fees and incentive fees payable by us to our Adviser” on pages 26 and 27, respectively, of this prospectus.

Organizational Structure

The following chart shows the ownership structure and various entities affiliated with us and our Adviser.

(1)	For tax purposes, certain of our equity investments purchased are held by a wholly-owned subsidiary of ours.

Our Adviser

Alcentra NY, our investment adviser, is the U.S. subsidiary of Alcentra, an asset management platform focused on below-investment grade credit, often referred to as “high-yield” or “junk.” Alcentra has offices in London, New York and Boston and manages more than 63 separate investment funds totaling more than $22 billion in assets. The Alcentra Mezzanine professionals of our Adviser have worked together for more than 8 years and as of June 30, 2014, have invested more than $500 million in lower middle-market companies. Alcentra Mezzanine combines significant credit analysis, structuring capability and transactional experience within the larger credit investment platform of Alcentra.

Our Adviser is responsible for sourcing investment opportunities, conducting industry research, performing diligence on potential investments, structuring our investments and monitoring our portfolio companies on an ongoing basis through a team of investment professionals.

Our Adviser’s investment team is led by Paul J. Echausse, our President and Chief Executive Officer, and Scott Gold, our Senior Vice President. Messrs. Echausse and Gold were founders of Alcentra Mezzanine in 1998 through the investment of subordinated debt investments on the Bank of New York platform. Our Investment Committee is comprised of Paul J. Echausse, our President and Chief Executive Officer, Paul Hatfield, Chairman of our board of directors, Kevin Bannon and Graeme Delaney Smith. Members of our Investment Committee each have at least [20] years of experience investing and lending across changing market cycles, and, with other investment professionals of our Adviser collectively have more than 60 years of such experience. The investment professionals of our Adviser have invested more than $500 million in debt and equity securities of primarily lower middle-market companies. The biographies and experience of the members of our Investment Committee are included under “Portfolio Management — Investment Committee.”

Our Adviser combines significant credit analysis, structuring capability and transactional experience within the larger credit investment platform of the Alcentra Group. As a wholly owned subsidiary of BNY Mellon, the Alcentra Group manages approximately $22 billion in sub-investment grade debt assets across more than [60] credit-focused funds and managed accounts. The Alcentra Group collectively employed [98] investment professionals as of June 30, 2014.

We have entered into an the Investment Advisory Agreement with our Adviser pursuant to which we pay a base management fee and incentive fees to our Adviser for its services under the agreement. See “Management Agreements — Investment Advisory Agreement —  Management Fees.” Our Adviser has agreed to waive its fees (base management and incentive fee), without recourse against or reimbursement by us, for the remainder of the quarter in which the initial public offering was completed and the subsequent four quarters to the extent required in order for the Company to earn a quarterly net investment income to maintain a targeted dividend payment on shares of common stock outstanding on the relevant dividend payment dates of 9.0% (to be paid on a quarterly basis).

Our Administrator

We have entered into a fund administration and accounting agreement, or the Administration Agreement, with State Street Bank and Trust Company, or State Street, pursuant to which State Street provides us with financial reporting, post-trade compliance, and treasury services. Pursuant to the Administration Agreement, we pay a fixed annual fee, paid in monthly installments in arrears, along with additional fees and expenses as incurred each month. See “Management Agreements — Administration Agreement.”

Alcentra Mezzanine

Alcentra Mezzanine has sponsored three private investment funds that focus on subordinated debt and equity investments in middle market companies, each of which is managed by Alcentra NY. Fund III, the last of the private investment funds, was formed in 2010 and is owned by institutional, family office and private wealth investors.

Alcentra Mezzanine combines significant credit analysis, structuring capability and transactional experience within the larger credit investment platform of the Alcentra Group. As a wholly-owned subsidiary of The Bank of New York Mellon Corporation, or BNY Mellon, the Alcentra Group manages approximately $22 billion in below-investment grade debt assets across more than 60 credit-focused funds and managed accounts. The Alcentra Group collectively employed 98 investment professionals as of June 30, 2014.

Alcentra Group and BNY Mellon

The Alcentra Group was formed in 2002 through the merger of two asset management divisions from Barclays Bank Plc in the United Kingdom and Imperial Credit Industries, Inc. In January 2006, Alcentra Group was purchased by BNY Mellon. Alcentra Group is the specialist below-investment grade debt manager within BNY Mellon’s group of asset management boutiques.

BNY Mellon is one of the largest bank holding companies in the U.S. with a market capitalization of approximately $42.4 billion and is also one of the largest securities servicing organizations with $28.5 trillion of assets under custody and administration and boasts a global platform across 35 countries as of June 30, 2014. BNY Mellon is a substantial player in asset management with approximately $1.6 trillion of assets under management as of June 30, 2014. Currently BNY Mellon is the principal owner of the Alcentra Group.

BNY Mellon also maintains a substantial “Wealth Management” business that provides investment advisory services to high net worth individuals, families and family offices. BNY Mellon’s Wealth Management business has 38 offices, many of which are in major metropolitan offices throughout the country, and manages more than $180 billion on behalf of their clients. BNY Mellon’s Wealth Management group interacts regularly with privately owned businesses and the family owners thereof. The Alcentra Mezzanine team maintains an active calling program on these offices as a source of deal flow and deal referrals. We utilize our access to the BNY Wealth Management platform as an important component of our network of relationships in sourcing investment opportunities.

Market Opportunity

We believe that the limited amount of capital available to lower middle-market companies, coupled with the desire of these companies for flexible and partnership-oriented sources of capital, creates an attractive investment environment for us. We believe the following factors will continue to provide us with opportunities to grow and deliver attractive returns to our stockholders.

The Lower Middle-market Represents a Large, Underserved Market.   We believe that lower middle-market companies, most of which are privately held, are relatively underserved by traditional capital providers such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds. Further, we believe that companies of this size generally are less leveraged relative to their enterprise value, as compared to larger companies with a greater range of financing options.

Reduced Availability of Capital for Lower Middle-market Companies Presents Opportunity for Attractive Risk-adjusted Returns.  Beginning with the credit crisis that began in 2007, we believe that the subsequent exit of traditional capital providers from lower middle-market lending created a less competitive market and an increased opportunity for alternative funding sources like us to generate attractive risk-adjusted returns. The remaining lenders and investors in the current environment require lower levels of senior and total leverage, increased equity commitments and more comprehensive covenant packages than were customary prior to the credit crisis. We believe that our ability to offer flexible financing solutions positions us to take advantage of this dislocation.

Regulatory Changes have Decreased Competition among Lower Middle-market Lenders.  We believe recent regulatory changes, including the adoption of the Dodd-Frank Act and the introduction of new international capital and liquidity requirements under the Basel III Accords have caused banking institutions to curtail their lending to lower middle-market companies. As a result, we believe that less competition will facilitate higher quality deal flow and allow for greater selectivity for us throughout the investment process.

Large Pools of Uninvested Private Equity Capital should Drive Future Transaction Velocity.  We expect that private equity firms will remain active investors in lower middle-market companies. Private equity funds generally seek to leverage their investments by combining their equity capital with senior secured loans and/or mezzanine debt provided by other sources, and we believe that our investment strategy positions us well to partner with such private equity investors, although there can be no assurance that we will be successful in this regard. Although our interests may not always be aligned with the private equity sponsors of our portfolio companies given their positions as the equity holders and our position as the debt holder in our portfolio companies, we believe that private equity sponsors will provide significant benefits including incremental due diligence, additional monitoring capabilities and a potential source of capital and operational expertise for our portfolio companies.

Growth Companies Typically Pursue Mezzanine Debt as an Efficient Cost of Capital.  Mezzanine debt can be an effective source of capital for companies experiencing rapid growth. We typically focus on companies that can achieve a revenue growth rate of at least two to three times the rate of GDP growth. It is not uncommon for Growth Companies to grow faster than their bank can provide debt to support that growth. Growth Companies therefore have two primary capital market options to fund that growth: (i) raise private equity from individuals or institutions; or (ii) raise mezzanine debt capital. We believe that mezzanine debt capital can be a more cost effective alternative for Growth Companies, and can be more competitive than raising private equity capital.

Competitive Advantages

Experienced Management Team.  Members of our Adviser’s investment committee and other investment professionals of our Adviser collectively have more than [60] years of experience investing and lending across changing market cycles. These professionals have diverse backgrounds with prior experience in investment and management positions at investment banks, SBICs, commercial banks and privately held companies. The investment professionals of our

Adviser have invested more than $500 million in debt and equity securities of primarily lower middle-market companies. We believe this experience provides our Adviser with an in-depth understanding of the strategic, financial and operational challenges and opportunities of lower middle-market companies. Further, we believe this positions our Adviser to effectively identify, assess, structure and monitor our investments.

Strong Transaction Sourcing Network.   Our Adviser’s investment professionals possess an extensive network of long-standing relationships with private equity firms, middle-market senior lenders, junior-capital partners, SBICs, financial intermediaries, law firms, accountants and management teams of privately owned businesses. We believe that the combination of these relationships and our reputation as a reliable, responsive and value-added financing partner will generate a steady stream of new investment opportunities and proprietary deal flow.

Access to the BNY Wealth Management Platform.  BNY Mellon maintains a substantial Wealth Management business that provides investment advisory and other services to high net worth individuals, families and family offices. BNY Mellon’s Wealth Management group interacts regularly with privately owned businesses and the family owners thereof. The Alcentra Mezzanine team maintains an active calling program on these offices as a source of deal flow and deal referrals. We utilize our access to the BNY Wealth Management platform as an important component of our network of relationships in sourcing investment opportunities.

Flexible Financing Solutions.  We offer a variety of financing structures and have the flexibility to structure our investments to meet the custom needs of our portfolio companies, including among investment types and investment terms. Typically we invest in subordinated debt, coupled with an equity or equity-like component to increase the total investment return profile. We believe our ability to offer a variety of financing arrangements makes us an attractive partner to lower middle-market companies and enables our Adviser to identify attractive investment opportunities throughout economic cycles and across a company’s capital structure.

Rigorous Underwriting Policies and Active Portfolio Management.  Our Adviser has implemented rigorous underwriting policies that are followed in each transaction. These policies include an extensive review and credit analysis of portfolio companies, historical and projected financial performance as well as an assessment of the portfolio company’s business model and forecasts which are designed to assess investment prospects via a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team operating discipline, growth potential and industry attractiveness. In addition, we structure our debt investments with protective financial covenants, designed to proactively address changes in a portfolio company’s financial performance. Covenants are negotiated before an investment is completed and are based on the projected financial performance of the portfolio company. These processes are designed to, among other things, provide us with an assessment of the ability of the portfolio company to repay its debt at maturity. After investing in a portfolio company, we monitor the investment closely, receiving financial statements on at least a quarterly basis as well as annual audited financial statements. We analyze and discuss in detail the portfolio company’s financial performance with management in addition to attending regular board meetings. We believe that our initial and ongoing portfolio review process allows us to identify and maintain superior risk adjusted return opportunities in our target portfolio companies.

Minimize Portfolio Concentration.  While we focus our investments in lower middle-market companies, we seek to diversify our portfolio across various industries, geographic sectors and private equity or other sponsors. We actively monitor our investment portfolio to ensure we are not overly concentrated across industries, geographic sectors or financial sponsors. By monitoring our investment portfolio in this manner we seek to reduce the effects of economic downturns associated with any particular industry sector or geographic region.

Access to the Alcentra Group Platform.  We seek to leverage the depth and breadth of resources of the Alcentra Group platform across all aspects of its operations, benefiting from the Alcentra Group’s investment professionals, who in addition to their credit expertise, possess industry expertise. As of June 30, 2014, the Alcentra Group employs more than 21 senior analysts that closely follow a variety of industries, including healthcare, defense and business services. This unique access to in-house expertise will also be utilized in the ongoing monitoring of our investments.

Investment Guidelines for Evaluating Investment Opportunities

We believe that investing in debt of privately held companies provides several potential benefits, including:

•	current income;
•	priority in capital structure;
•	covenants and portfolio monitoring; and
•	predictable exits.

Current Income.  Senior term loans and mezzanine securities contractually provide either a fixed or variable coupon payable on a monthly or quarterly basis. We will seek to invest in debt securities that generate interest rate coupons of between 8 – 10% on our senior term loan investments, and total coupons of between 12 – 15% on our mezzanine investments, comprised of 10 – 12% paid in cash plus 2 – 3% paid in PIK interest.

Priority in Capital Structure.  In liquidation, debt holders typically are repaid first, with the remaining capital distributed to the equity holders. The structural priority of debt investing is a key component of our investment strategy to preserve capital.

Covenant and Portfolio Monitoring.  We seek debt investments with financial covenants, which are used to proactively address changes in a company’s financial performance. Typical financial covenant tests include minimum EBITDA, total debt/EBITDA and fixed charge coverage. Covenants are negotiated before an investment is completed and are set based on the projected financial performance of the portfolio company. As the portfolio company reports monthly, quarterly or annual results, covenants are tested for compliance. If a portfolio company breaches a covenant, debt holders have several options available including waiving the covenant default, demanding repayment in full or modifying the terms of the debt in exchange for a fee or enhanced economic features, amongst others.

Predictable Exit.  We execute each investment with a particular exit strategy determined by a variety of factors, including the portfolio company’s financial position, anticipated growth dynamics and the existing mergers & acquisitions environment. Mezzanine investments are typically structured with a bullet maturity, which is typically one year greater than the maturity on the senior debt facility. With either security, the investment will have a finite life, whereby the portfolio company is contractually required to repay the loan. Repayment typically occurs in the event of a refinancing, recapitalization or sale/merger of the company.

Investment Process

Transaction Sourcing

We source portfolio of investments from a variety of different investment sources, including private equity sponsors, fundless sponsors, family offices, management teams, financial institutions, investment bankers, accounting firms and law firms. We have and will continue to source deal flow and referrals from the BNY Wealth Management Platform. Alcentra Mezzanine has actively marketed its resources and capabilities in the middle-market for nearly [15] years, developing a network of over [3,000] transaction sources as of June 30, 2014, We believe that the breadth and depth of experience of the principals of our Adviser across different industries and transaction types, coupled with their strong relationships built from managing private funds with similar investment objectives, make the principals particularly qualified to source, analyze and execute investment opportunities.

Investment Process

Our Adviser maintains a rigorous and disciplined investment process, which initiates with the sourcing of a potential transaction. Upon receiving information on a potential transaction, the information is circulated amongst the principals and the investment professionals of our Adviser and discussed during weekly investment meetings. Upon determination that a potential target has investment merit, our Adviser will schedule a meeting with the management team, investment bank, or private equity sponsor.

Typically, after completing a preliminary analysis of the target’s information, the principals of our Adviser will decide whether to “Phase I” the deal for the Investment Committee. A Phase I consists of a situation overview, a company overview, key investment considerations, investment risks, information on the management team, financial data, a financial model and investment return information. If the Phase I memorandum is approved by our Adviser’s Investment Committee, a term sheet will be issued to the target company. Upon mutual acceptance of the term sheet, our Adviser will proceed with extensive due diligence and prepare a more substantive “Phase II” memorandum that is the basis for receiving a formal approval from our Adviser’s Investment Committee. The Phase II memorandum is a comprehensive document, typically 40 – 50 pages in length, which summarizes the results of our Adviser’s due diligence, investment thesis, investment risks and investment return projections. Investment Committee approval of the Phase II memorandum is required prior to issuing a commitment letter. Further, at least two principals of our Adviser will meet the target company’s management team prior to issuing a commitment letter. Additionally, updates are provided to the Investment Committee as to any material changes in the transaction, investment thesis, or any other relevant deal point, ensuring decisions are made utilizing the most current information.

Deal Analysis

For each investment opportunity that includes a Phase II memorandum, our Adviser conducts rigorous in-house analytics, including a comprehensive analysis of market and operational dynamics as well as historical and projected financial information. Specific attention is given to management and sponsor experience and track record, industry dynamics, revenue growth drivers and valuations and general macroeconomic conditions. Additionally, background checks on company management teams are completed prior to an investment. Our Adviser, typically in conjunction with the control equity investor, often will engage a consultant to interview a range of key customers, suppliers, competitors and other parties deemed relevant to the ongoing performance of the target company. The consultant will typically prepare a report that generally includes a quality of earnings report, a market study and information technology and environmental assessments. Finally, in reviewing each anticipated investment, investment professionals of our Adviser will conduct visits to the target company’s headquarters and potentially auxiliary sites (e.g. factories, distribution centers, international locations).

Issuance of Formal Commitment

Once we have determined that a potential transaction is suitable for investment, we work with the management and/or sponsor of the target company and its other capital providers, including senior, junior and equity capital providers, if any, to finalize the structure of the investment. We expect that approximately 2% to 4% of the investments initially reviewed by us eventually result in the issuance of formal commitments.

We expect our debt investments to typically have a term of five to seven years and bear interest at a fixed or floating rate. We expect the average investment holding period to be between three and five years, depending upon portfolio company objectives and conditions in the capital markets.

Ongoing Relationship with and Monitoring of Portfolio Companies

Our Adviser employs rigorous portfolio monitoring of portfolio companies following an investment. The monitoring process is driven by frequent interaction and discussion with target company management, attending operating meetings and board of director meetings, interacting with industry experts and third party sources for market information and working with third-party consultants. Our Adviser works with management and other investors to develop and continually refine the company’s strategic plan as well as to monitor and evaluate the effects of macro-level industry factors. Additionally, our Adviser receives and analyzes monthly financial data and operating metrics and maintains an active database of historical company information. Finally, our Adviser performs regular detailed portfolio valuation analyses and monitors current and future liquidity needs and covenant compliance.

Managerial Assistance

As a BDC, we offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Our Adviser or an affiliate of our Adviser will provide such managerial assistance on our behalf to portfolio companies that request this assistance. We may receive fees for these services and will reimburse our Adviser or an affiliate of our Adviser for its allocated costs in providing such assistance, subject to the review by our board of directors, including our independent directors.

SBIC License

We intend to apply for a license to form a small business investment company subsidiary, or SBIC subsidiary; however, the application is subject to approval by the SBA and we can make no assurances that the SBA will approve our application. The SBIC subsidiary would be allowed to issue SBA-guaranteed debentures up to a maximum of $150 million under current SBIC regulations, subject to required capitalization of the SBIC subsidiary and other requirements. SBA guaranteed debentures generally have longer maturities and lower interest rates than other forms of debt that may be available to us, and we believe therefore would represent an attractive source of debt capital. See “Risk Factors — Risks Relating to our Business and Structure — If we receive qualification from the SBA to be licensed as an SBIC but we are unable to comply with SBA regulations after the SBIC subsidiary is licensed as an SBIC, our business plan and investment objective could be adversely affected.”

Competition

Our primary competitors in providing financing to middle-market companies include public and private funds, other BDCs, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or to the distribution and other requirements we must satisfy to maintain our qualification as a RIC.

We use the expertise of the investment professionals of our Adviser to which we have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, the relationships of the investment professionals of our Adviser enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to our Business and Structure — We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.”

Administration

We do not have any direct employees, and our day-to-day investment operations are managed by our Adviser. We have a president, a chief executive officer, a chief accounting officer and a chief compliance officer. To the extent necessary, our board of directors may hire additional personnel going forward. Our officers are employees of our Adviser and our allocable portion of the cost of our Chief Accounting Officer and Chief Compliance Officer and their respective staffs will be paid by us pursuant to the Investment Advisory Agreement.

Corporate Information

Our principal executive offices are located at 200 Park Avenue, 7th Floor, New York, New York 10166, and our telephone number is (212) 922-8240.

Properties

We do not own any real estate or other physical properties materially important to our operation. Our headquarters are located at 200 Park Avenue, 7th Floor, New York, New York 10166. We believe that our office facilities are suitable and adequate for our business as we contemplate conducting it.

Legal Proceedings

Neither we nor our Adviser are currently subject to any material legal proceedings, although we may, from time to time, be involved in litigation arising out of operations in the normal course of business or otherwise.

PORTFOLIO COMPANIES

The following table sets forth certain information as of June 30, 2014 (unaudited) for each of our portfolio companies. The general terms of our debt and equity investments are described in “Business —  Investments.” Other than these investments, our only formal relationships with our portfolio companies will be the managerial assistance we may provide upon request and the board observer or participation rights we may receive in connection with our investment. Other than as indicated in the table below, we do not “control” and are not an “affiliate” of any of these portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned more than 5% of its voting securities.

Description	Industry	Type of Investment*	Percentage of Class Owned	Maturity	Cost as of June 30, 2014(1)	Fair Value as of June 30, 2014
American Addication Centers 115 East Park Drive Second Floor Brentwood, TN 37027	Healthcare & Pharmaceuticals	Series A Redeemable Preferred Equity(3)	—	—	$ 8,000,000	$ 8,000,000
Aphena Pharma Solutions(2) One Northbrook Corporate Center 1210 Northbrook Drive, Suite 420 Trevose, PA 19053	Packaging	Senior Secured First Lien Note (7% Cash and 3.5% PIK)	—	3/3/2019	3,223,525	3,233,465
Black Diamond Oilfield Rentals, LLC Black Diamond Oilfield Lexington Avenue, 71st Floor New York, NY 10174	Energy Services	Senior Secured First Lien Note (10% Cash and 4% PIK)	—	7/8/2018	13,917,289	13,917,289
Battery Solutions, Inc. 5900 Brighton Pines Ct. Howell, MI 48843	Energy Services	Senior Subordinated Note (12% Cash, 2% PIK) Class A Units(4)	— 18.2%	12/20/2018 —	5,157,289 1,058,000	5,157,289 977,000
City Carting Holding Company, Inc. 8 Viaduct Road Stamford, CT 06907	Waste Management	Series A Preferred Shares (7% Cash, 15% PIK)(4) Series B Preferred Shares (10% Cash, 8% PIK)(4)	— —	— —	7,546,381 3,921,899	7,570,000 3,932,060
Datascan Holdings 2210 Hutton Drive Suite 100 Carrollton, TX 75006	Business Services	Senior Secured First Lien Note (LIBOR + 9.50% Cash with 1% floor)	—	12/17/2018	3,000,000	3,000,000
DBI Holdings, LLC 100 North Conahan Drive Hazleton, PA 18201	Infrastructure Maintenance	Senior Subordinated Note (12% Cash, 1% PIK) Senior Secured PIK Notes (13% PIK) Warrants(4)	— — —	9/5/2019 9/6/2019 —	8,566,182 6,251,501 519,411	8,587,836 6,223,665 972,000
Dentistry for Children, Inc. 1350 Spring Street, NW Suite 750 Atlanta, GA 30309	Healthcare Services	Senior Subordinated Note (11% Cash, 2.25% PIK) Class A-1 Units	— 4.5%	9/1/2017 —	14,284,238 2,203,000	14,344,566 2,125,000
DRC Emergency Services, LLC 740 Museum Drive Mobile, AL 36608	Disaster Recovery Services	Senior Secured First Lien Note (10% Cash) Senior Secured First Lien Note (8% Cash) Preferred Shares (10% PIK)(4) Revolving Credit Facility (8% Cash)	— — 66.7% —	1/11/2020 12/31/2014 — —	5,000,000 6,247,620 7,302,660 6,247,621	5,000,000 6,248,000 7,698,000 6,248,000
FST Technical Services, LLC c/o Caymus Equity Partners 3490 Piedmont Rd NE, Suite 1040 Atlanta, GA 30305	Technology and Telecom	Senior Secured First Lien Note (12% Cash, 2% PIK) Common Shares(4)	— 21.4%	11/18/2018 —	12,656,874 1,806,542	12,656,874 2,944,999
GTT Communications f/k/a Global Telecom & Technology, Inc. 8484 Westpark Drive, Suite 720 McLean, Virginia 22102	Telecommunication Services	Senior Subordinated Note (11% Cash)	—	6/30/2016	6,232,125	6,250,000

Description	Industry	Type of Investment*	Percentage of Class Owned	Maturity	Cost as of June 30, 2014(1)	Fair Value as of June 30, 2014
Health Fusion Inc. 100 North Rios Avenue Solana Beach, CA 92075	Healthcare Services	First Lien (13% Cash) Warrants(4)	— —	10/7/2018 —	$ 5,750,000 418,000	$ 5,750,000 350,000
Media Storm, LLC c/o Media Storm LLC 99 Washington Street S. Norwalk, CT 06854	Media & Entertainment	Senior Subordinated Note (11% Cash, 2.25% PIK)(4) Preferred Shares(7)	— 1.6%	8/28/2019 —	3,000,000 2,346,946	3,000,000 2,374,000
Net Access Corporation 9 Wing Drive Cedar Knolls, NJ 07927	Technology	Senior Subordinated Note (13% Cash) Class A Units(4)	— 10.1%	7/19/2018 —	3,920,230 8,112,000	3,920,230 8,930,001
ProServ Offshore Group 13105 Northwest Freeway Suite 250 Houston, TX 77040	Energy Services	Warrant(4)	—	6/21/2018	793,000	824,000
Puerto Rico Cable Acquisition Company d/b/a Choice Cable TV X1 Vayas Torres Ponce, PR 00715	Media: Broadcasting & Subscriptions	Senior Secured Secibd Lien Note (LIBOR + 8.50% with 1.00% floor)	—	5/30/3019	7,388,308	7,388,308
Response Team 1 850 W. Adams St. Chicago, IL 60607	Government Services	Senior Secured First Lien Note (LIBOR + 8.50% with 2% floor, 1% PIK)(4) Preferred Shares (12.0% PIK)(4)	— 3.0%	3/28/2019 —	9,469,803 2,398,470	9,469,803 2,436,000
Show Media, Inc. 1100 Glendon Ave Los Angeles, CA 90024	Media and Entertainment	Senior Secured First Lien Note (5.5% Cash, 5.5% PIK) Units(4)	— 18%	8/10/2017 —	6,432,152 300,000	6,692,000 —
Southern Technical Institute, Inc. 1485 Florida Mall Ave. Orlando, FL 32809	Education	Senior Secured First Lien (12.5% Cash) Class A Units(4) Warrants(4)	— 8.4% —	10/15/2016 — —	7,983,333 3,742,500 110,267	7,983,333 2,449,733 110,267
Well Biz Brands, Inc. 9092 Ridgeline Blvd. Suite A Highlands Ranch, CO 80129	Consumer Services	Senior Secured First Lien Note (7% Cash, 3.5% PIK)	—	10/23/2018	6,249,459	6,249,459
Wholesome Sweeteners, Inc. 8016 Highway 90A Sugar Land, TX	Food Distribution	Senior Subordinated Notes (12% Cash, 2% PIK)(4) Common Shares	— 5.1%	10/6/2017 —	8,592,681 5,000,000	8,757,999 4,721,000
					$ 198,911,703	$200,244,176

*	All of our portfolio investments have been pledged as collateral under the Credit Facility.
(1)	The cost of debt securities is adjusted for accretion of discount and interest paid in-kind on such securities.
(2)	After September 30, 2014, 8.5% Cash Coupon and 2% PIK Coupon.
(3)	Behavioral Healthcare Realty is a wholly owned subsidiary of American Addiction Centers.
(4)	Non-income producing security.
(5)	The investment has an unfunded commitment as of June 30, 2014 which is excluded from the presentation (see Note 12 to our unaudited financial statements included in this prospectus).

Set forth below is a brief description of each portfolio company representing greater than 5% of the fair value of our portfolio as of June 30, 2014:

Battery Solutions, Inc. provides cost-effective fully-managed battery-recycling kits, systems, and services to corporations, governments, municipalities, and households across the country to serve environmentally conscious individuals and businesses and satisfy compliance with government regulations.

DBI Holdings, LLC provides transportation infrastructure operations management and maintenance services through its three core business units, which include: Asset Management, General Services and Road Management. The company specializes in vegetation management.

DRC Emergency Services, LLC operates as a disaster management company in the United States and provides a range of services, including disaster response, debris cleanup, including for marine environments and hazardous waste response.

FST Technical Services, LLC is an outsourced business service provider to the semiconductor and biopharmaceutical industries.

Net Access Corporation is a provider of data center services that offers space, power, and connectivity for small and medium sized businesses in the New York and New Jersey area.

Show Media, Inc. provides interactive media and advertising displays on digital tablets in taxis and limousines. Show Media provides in-car video screens and associated content and mobile device management software that provides targeted media and advertising primarily to business executives.

Southern Technical Institute, Inc. is a for-profit vocational college with six campuses located in central Florida. The Company's academic programs focus on career training and education in applied technology, such as heating, ventilation, and air conditioning technology and electrical trade technology, medical billing and coding, medical assisting, and massage therapy. The Company currently enrolls over 1,000 students.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of June 30, 2014. This information has been derived from our unaudited consolidated financial statements. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations —  Overview” for more detailed information regarding the senior securities.

	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Average Market Value per Unit(3)
	(dollar amounts thousands)
Class and Year
Credit Facility
2014 (as of June 30, 2014)(4)	$22,601,654	$9,828.78	N/A

(1)	Total amount of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of our total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	Not applicable because senior securities are not registered for public trading.
(4)	During the period from June 30, 2014 to October 24, 2014, we have not issued any senior securities or other indebtedness nor have we repaid any senior securities that were outstanding as of June 30, 2014.

MANAGEMENT

Board of Directors and Executive Officers

Our business and affairs are managed under the direction of our board of directors. The board of directors consists of five members, three of whom are not “interested persons” of our Adviser or its affiliates, as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “independent directors.” The board of directors elects our officers, who serve at the discretion of the board of directors. The responsibilities of the board of directors include oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities.

Board of Directors

We have adopted provisions in our articles of incorporation that divide our board of directors into three classes. At each annual meeting, directors will be elected for staggered terms of three years (other than the initial terms, which extend for up to three years), with the term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Term Expires
Interested Directors
Paul J. Echausse	53	President and Chief Executive Officer	2013	2017
Paul Hatfield	52	Chairman of the Board	2013	2016
Independent Directors
T. Ulrich Brechbühl	50	Director	2014	2015
Douglas J. Greenlaw	70	Director	2014	2016
Rudolph L. Hertlein	74	Director	2014	2017

The address for each of our directors is c/o Alcentra Capital Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Scott Gold	41	Senior Vice President
Steven Levinson	47	Chief Compliance Officer
Ellida McMillan	47	Chief Accounting Officer, Treasurer and Secretary

The address for each of our executive officers is c/o Alcentra Capital Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166.

Biographical Information

The board of directors considers whether each of the directors is qualified to serve as a director, based on a review of the experience, qualifications, attributes and skills of each director, including those described below. The board of directors also considers whether each director has significant experience in the investment or financial services industries and has held management, board or oversight positions in other companies and organizations. For the purposes of this presentation, our directors have been divided into two groups — independent directors and interested directors. Interested directors are “interested persons” as defined in the 1940 Act.

Independent Directors

T. Ulrich Brechbühl.  Mr. Brechbühl currently serves as both the Executive Vice President for Emdeon’s provider business as well as the Chief Executive Officer of Chamberlin Edmonds and Associates Inc. (CEA), an Emdeon Company. Ulrich joined CEA in 2004 as the company’s COO. Shortly thereafter he became the President and Chief Executive Officer and was appointed to the board. In 2010 he joined the Emdeon executive team upon the sale of CEA to Emdeon. Prior to joining CEA, Mr. Brechbühl served as a director and as the Chief Executive Officer and Chief Financial Officer of MigraTEC, Inc., a publicly traded software business. He joined MigraTEC in 2000 as the Chief Financial Officer and was soon elected to the board and promoted to Chief Executive Officer, serving in those capacities until the end of 2003. From 1998-2000 he was a founder and the Chief Financial Officer of Thayer Aerospace, a provider of structural components to the aerospace and defense industries. Mr. Brechbühl previously served as a Manager of Bain & Company from 1994 to 1998, during which time he led teams in a variety of assignments in high tech, aerospace and defense, and construction. Mr. Brechbühl is a graduate with distinction from the United States Military Academy at West Point and received an M.B.A. from Harvard Business School.

We believe Mr. Brechbühl’s extensive finance and corporate leadership experience bring important and valuable skills to the Board.

Douglas J. Greenlaw.  Mr. Greenlaw is currently the Chairman and Chief Executive Officer of Greenlaw Communications, a company that operates small market television companies utilizing digital spectrum and the internet to enhance profitability, and has since 2007. Mr. Greenlaw also currently serves as Chairman of Community Journals, LLC, a community newspaper, and has since 1999. Mr. Greenlaw previously served as the Chief Executive Officer and a Director of Switchboard, Inc. from 1999 until 2004, during which time he led the company’s post-IPO turn-around during the tech crash and eventual sale to InfoSpace. Mr. Greenlaw also previously served as President and Chief Operating Officer of Multimedia, Inc. from 1994 until 1997, during which time he led all divisions of the public broadcast, print, cable, and entertainment media company. Mr. Greenlaw also served as Chief Executive Officer of the Venture Division of Whittle Communications from 1991 until 1994 and also previously served as President of Advertising and Marketing at MTV Network from 1986 until 1991. Mr. Greenlaw received a B.S. from Indiana University, and is a former U.S. Army Company Commander, receiving two Purple Hearts, One Silver Star and 2 Bronze Stars for valor in combat in Vietnam.

We believe that Mr. Greenlaw’s depth of experience in corporate managerial positions brings important and valuable skills to the Board.

Rudolph L. Hertlein, CPA.  Mr. Hertlein is currently the Managing Director of Hertlein & Associates LLC, which provides consulting services to small businesses. He has over 45 years of experience in accounting and auditing, including the financial services industry and an understanding of the complex accounting matters for financial service companies. Mr. Hertlein served as a Senior Vice President, Corporate Development – Viacom Inc. from 1994 until 2000. He previously served as Senior Vice President and Controller of Paramount Communications Inc. from 1993 until 1994, during which time as chief accounting officer was responsible for SEC financial reporting for the company. Mr. Hertlein previously served as a Director of Rogar Studios Inc., a creative programming company, from 2004 until 2009. He currently serves as an Independent Director, and Chairman of the Board of Directors of CPA2BIZ.com (a for profit subsidiary of the AICPA) and has served in this position since 2003. Mr. Hertlein also serves as an Independent Director and Chair of the Audit Committee of Abacus Federal Savings Bank since 2011, a full service Bank. Mr. Hertlein received a B.B.A. from St. John’s University and is a licensed CPA in the state of New York since 1968.

We believe that Mr. Hertlein’s extensive experience in accounting and auditing, corporate governance, and leadership brings important and valuable skills to the Board.

Interested Directors

Paul J. Echausse.  Mr. Echausse has served as our President and Chief Executive Officer and a member of our board of directors since our inception. Mr. Echausse serves on the Investment Committee of BNY Mellon Private Equity and European Direct Lending. Mr. Echausse is responsible for the overall management and direction of our investment operations, including transaction sourcing, deal execution and the monitoring of our portfolio companies. Mr. Echausse brings more than 20 years of leveraged finance experience to the origination and management of the Alcentra Mezzanine’s investment portfolios. Prior to joining BNY Capital Markets, Inc., a predecessor of BNY Mellon Capital Markets, LLC, in 1998, Paul was President of Kisco Capital Corporation, the growth capital Small Business Investment Company affiliate of Kohlberg & Co. L.L.C. Previously, he was Chief Operating Officer of IBJS Capital Corporation, the junior capital investment affiliate of IBJ Schroder Bank. Prior to IBJ Schroder Bank, Mr. Echausse was the Assistant Division Head of Southeast Banking for the Bank of New York. Mr. Echausse previously served as President of the Northeast Regional Association of Small Business Investment Companies and on the national board of the National Association of Small Business Investment Companies. Mr. Echausse serves on the board of directors of CYO of Nassau-Suffolk and Emerald Waste and Terresentia Corp. Mr. Echausse received a B.S. from Fordham University (magna cum laude, Phi Beta Kappa), an M.B.A. from New York University and a J.D. from Fordham Law School and is a member of the New York State Bar.

We believe Mr. Echausse’s extensive leveraged finance experience, especially in connection with originating and managing investments for funds managed by our Adviser, bring important and valuable skills to our board of directors.

Paul Hatfield.  Mr. Hatfield has been Chairman of the board of directors since March 2014 and a director since June 2013. Mr. Hatfield joined Alcentra in 2003 and was the senior portfolio manager for the European CLOs at Alcentra Ltd., until moving to head Alcentra NY’s U.S. business in July 2008. From April 2002 to March 2003, Mr. Hatfield was a senior analyst for the CDO operations of Intermediate Capital Group, where he covered building products and construction, aerospace and consumer credits. Between 1995 and 2001, Mr. Hatfield worked at Deutsche Bank in London for the Leveraged Finance Group. In 1998, while at Deutsche Bank, Mr. Hatfield worked in New York where he supervised Leveraged Finance and the telecom division. Before joining Deutsche Bank, Mr. Hatfield originated a portfolio of mezzanine and development capital loans at FennoScandia Bank. He originally trained as a chartered accountant in the audit division of Arthur Andersen. Mr. Hatfield received a B.A. (Honors) in Economics from Cambridge University.

We believe Mr. Hatfield’s extensive experience in leveraged finance and as a portfolio manager for funds managed by Alcentra Ltd., bring important and valuable skills to our board of directors.

Executive Officers Who Are Not Directors

Steven Levinson.  Mr. Levinson has served as our Chief Compliance Officer since March 2014. Mr. Levinson joined Alcentra in October 2011 and has served as Chief Compliance Officer for Alcentra NY since 2011. Prior to joining Alcentra, Mr. Levinson spent four years at Stone Tower Capital where he served as Director of Compliance. From March 2003 to December 2006, Mr. Levinson was the Chief Audit Executive at IDT Corporation. He began his career at Price Waterhouse and spent fourteen years in the Internal Audit departments of major financial institutions. Mr. Levinson received a B.A. in Accounting and Economics from Queens College of the City University of New York and an M.B.A. with a concentration in Financial Management from Pace University.

Scott Gold.  Mr. Gold has served as our Senior Vice President since March 2014 and Senior Vice President of Alcentra since 2011, and is responsible for transaction sourcing, deal execution and monitoring of portfolio companies. Prior to joining Alcentra, Mr. Gold spent three years with Islanet, a wireless telecommunication service provider, recapitalizing the company, acquiring a competitor and launching a new wireless product line and operating subsidiary. Prior to Islanet, Mr. Gold was an associate at a lower middle-market mezzanine and equity-focused family office based in New York. In 1998, Mr. Gold was at BNY Capital Markets, Inc., a predecessor of BNY Mellon Capital Markets, LLC, where he was a founding member of Alcentra Mezzanine, and was responsible for transaction execution, due diligence and portfolio company monitoring for Alcentra’s legacy mezzanine funds. Mr. Gold received a B.S. from New York University and an M.B.A. (summa cum laude, Phi Beta Kappa) from Fordham University.

Ellida McMillan.   Ms. McMillan has served as our Chief Accounting Officer, Treasurer and Secretary since March 2014. Since 2012, Ms. McMillan has served as a CFO Partner of Tatum US, a financial and technology consulting and advisory firm. Prior to joining Tatum US, Ms. McMillan owned McMillan Consulting, which provided management and financial consulting for small to medium sized businesses, including advising on accounting, financial reporting and analysis, and other financial matters. Previously, Ms. McMillan was a corporate controller at KBC Financial Holdings, a subsidiary of KBC Financial Products UK Ltd, which engaged in the sales, structuring and risk management of equity linked and equity derivatives instruments, from 2000 until 2004. Prior to KBC, Ellida was an associated director of Fixed Income Derivatives at Bear Stearns & Co. from 1999 until 2000. Ellida began her career as an auditor at Arthur Andersen in the financial service sector. Ellida holds a B.S. from Fairfield University and is a licensed CPA.

Board Leadership Structure

The board of directors does not have a lead independent director. We are aware of the potential conflicts that may arise when an interested director is Chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of an audit committee and a nominating and corporate governance committee, each of which is comprised solely of independent directors, and the appointment of a Chief Compliance Officer, with whom the independent directors meet without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

The board of directors believes that its leadership structure is appropriate in light of our characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that affords effective oversight. Specifically, the board of directors believes that the relationship of Mr. Hatfield with our Adviser provides an effective bridge between the board of directors and management, and encourages an open dialogue between management and our board of directors, ensuring that these groups act with a common purpose. The board of directors also believes that its small size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between our management, our Adviser and the board of directors.

Board’s Role in Risk Oversight

Oversight of our investment activities extends to oversight of the risk management processes employed by our Adviser as part of its day-to-day management of our investment activities. The board of directors anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of our Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the board of directors’ risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the board of directors’ oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

Committees of the Board of Directors

The board of directors has established an audit committee, a compensation committee, and a nominating and corporate governance committee and may establish additional committees from time to time as necessary. The scope of the responsibilities assigned to each of these committees is discussed in greater detail below.

Audit Committee

The members of the audit committee are Messrs. Brechbühl, Greenlaw, and Hertlein, each of whom meets the independence standards established by the SEC and the NASDAQ Global Select Market regulations for audit committees and is independent for purposes of the 1940 Act. Mr. Hertlein serves as chairman of the audit committee. Our board of directors has determined that Mr. Hertlein is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and audit committee utilizes the services of an independent valuation firm to help them determine the fair value of these securities.

Compensation Committee

The members of the Compensation Committee are Messrs. Brechbühl, Greenlaw, and Hertlein, each of whom is independent for purposes of the 1940 Act and the NASDAQ Stock Market Rules. Mr. Brechbühl serves as chairman of the Compensation Committee. The compensation committee is responsible for overseeing our compensation policies generally and making recommendations to the board of directors with respect to our incentive compensation and equity-based plans that are subject to board approval, evaluating executive officer performance, overseeing and setting compensation for our directors and, as applicable, our executive officers and, as applicable, preparing the report on executive officer compensation that SEC rules require to be included in our annual proxy statement. Currently, none of our executive officers is compensated by us and as such the compensation committee is not required to produce a report on executive officer compensation for inclusion in our annual proxy statement.

The compensation committee has the sole authority to retain and terminate any compensation consultant assisting the compensation committee, including sole authority to approve all such compensation consultants’ fees and other retention terms. The compensation committee may delegate its authority to subcommittees or the chairman of the compensation committee when it deems appropriate and in our best interests.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are Messrs. Brechbühl, Greenlaw, and Hertlein, each of whom is independent for purposes of the 1940 Act and the NASDAQ Global Select Market regulations. Mr. Greenlaw serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management.

The nominating and corporate governance committee will consider nominees to the board of directors recommended by a stockholder if such stockholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver written notice to our corporate secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a director by a stockholder, such potential nominee must deliver to our corporate secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements or any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the board of directors, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the board of directors, but the committee considers such factors as it may deem are in our best interests and those of our stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of the board’s annual-self assessment, the members of the nominating and corporate governance committee will evaluate the membership of the board of directors and whether the board maintains satisfactory policies regarding membership selection.

Compensation of Directors

The following table sets forth compensation of the Company’s directors for the year ended December 31, 2013.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
Paul J. Echausse	—	—	—
Paul Hatfield	—	—	—
Independent Directors
T. Ulrich Brechbühl	$—	—	$—
Douglas J. Greenlaw	$—	—	$—
Rudolph L. Hertlein	$—	—	$—

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

The independent directors receive an annual fee of $40,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in person each board of directors meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting telephonically. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in person and each telephonic committee meeting. The chairmen of the audit committee, the nominating and corporate governance committee and the compensation committee receive an annual fee of $10,000, $5,000 and $5,000, respectively. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers.

No compensation was paid to our directors during the year ended December 31, 2013. Upon commencement of our operations, our directors began earning fees for attending board of directors meetings.

Compensation of Executive Officers

None of our executive officers receive direct compensation from us. The compensation of our principal financial officer and Chief Compliance Officer and their respective staffs is paid by our Adviser, subject to reimbursement by us of the allocable portion of such compensation for services rendered by them to us.

PORTFOLIO MANAGEMENT

Each investment opportunity requires the unanimous approval of our Adviser’s Investment Committee, which is comprised of Messrs. Echausse, Hatfield, Bannon and Delaney Smith. Follow-on investments in existing portfolio companies requires the Investment Committee’s approval beyond that obtained when the initial investment in the company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the Investment Committee. The day-to-day management of investments approved by the Investment Committee are overseen by our Adviser’s Investment Committee.

Each of Messrs. Echausse, Hatfield, Bannon and Delaney Smith has an indirect ownership and financial interests in, and may receive compensation and/or profit distributions from, our Adviser. None of Messrs. Echausse, Hatfield, Bannon and Delaney Smith receives any direct compensation from us. Messrs. Echausse, Hatfield, Bannon and Delaney Smith also serve on the investment committees of Fund III and BNY Mezzanine Partners, L.P.

Investment Committee

Our Adviser’s Investment Committee meets regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by our Adviser on our behalf. In addition, the Investment Committee reviews and determine by unanimous vote whether to make prospective investments identified by our Adviser and monitor the performance of our investment portfolio.

The members of our Adviser’s Investment Committee receive compensation by our Adviser that includes an annual base salary, an annual individual performance bonus, contributions to 401(k) plans, and a portion of the incentive fee or carried interest earned in connection with their services.

Biographical information for Messrs. Echausse and Hatfield may be found at “Management — Biographical Information.” Biographical information for Messrs. Bannon and Delaney Smith is as follows:

Kevin Bannon.  Mr. Bannon currently serves as a member of the investment committee of our Adviser. Mr. Bannon also serves as a Managing Director of Highmount Capital, a New York based wealth management firm. He previously also served as Chief Investment Officer and Chairman of the firm’s Investment Policy Committee and was actively involved in expanding Highmount’s capabilities in the alternative investments area. Kevin retired from The Bank of New York Mellon Corporation in 2007 after a 28 year career, serving as the Bank’s Chief Investment Officer from 1993 – 2007. In this role, he was responsible for establishing the investment framework for managing assets in excess of $100 billion for institutional and private clients. He was BNY Mellon’s chief spokesperson on economic and financial market issues and has appeared regularly in the financial media. He began his career in 1974 at U.S. Trust. Mr. Bannon is a Director of the Prudential Retail Mutual Funds and Urstadt Biddle Properties. He serves on the Boards of the Boys and Girls Clubs of Northern Westchester and the Hundred Year Association of New York. He has previously served on the Boards of Shorewood Packaging Corp., Regis High School and the Lyndhurst Council of the National Trust for Historic Preservation. He represented BNY Mellon on the Board of the W.K. Kellogg Foundation Trust and was the President of the BNY Hamilton Funds, the Bank’s proprietary mutual fund family, and BNY Private Investment Management, Inc., overseeing the Bank’s BNY Partners Funds for alternative investments. Mr. Bannon received a B.S. in Economics from the Wharton School of the University of Pennsylvania and an M.B.A. in Finance from the Stern School of New York University. He holds a Chartered Financial Analyst designation.

Graeme Delaney Smith.  Mr. Delaney Smith serves as a member of the investment committee of our Adviser. Mr. Delaney Smith joined Alcentra Ltd. in 2004 to lead the European Mezzanine operation of Alcentra. He raised two €500m mezzanine funds for the European market in 2005 and 2007. The second fund remains open for new investments. Mr. Delaney Smith is Head of Direct Lending for Alcentra in the European market as a further development of the private debt strategy for Alcentra in this region. He currently serves on the board of directors for Almatis and Lighthouse Ltd, two current mezzanine fund investments. Prior to joining Alcentra, Mr. Delaney-Smith was an Investment Director at Intermediate Capital Group PLC, or ICG, where he marketed ICG’s capabilities to private equity firms and originated and invested in numerous successful European mezzanine financings. Prior to joining ICG in 1998, he worked at the Royal Bank of Scotland for five years, with two years in the leveraged finance team in London. Mr. Delaney-Smith is a graduate of Napier University and a qualified accountant. He also received an M.B.A. from Heriot-Watt University Business School in Edinburgh, Scotland.

The following table sets out the dollar range of our equity securities beneficially owned by each of our portfolio managers as of October 24, 2014.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company(1)(2)(3)
Paul J. Echausse	$500,001 – $1,000,000
Paul Hatfield	$100,001 – $500,000
Kevin Bannon	$100,001 – $500,000
Graeme Delaney Smith	$50,001 – $100,000

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.
(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(3)	The dollar range of equity securities beneficially owned is based on a stock price of $15.00 per share.

MANAGEMENT AGREEMENTS

Alcentra NY serves as our investment adviser and is registered as an investment adviser under the Advisers Act.

Investment Advisory Agreement

Subject to the overall supervision of our board of directors and in accordance with the 1940 Act, our Adviser manages our day-to-day operations and provide investment advisory services to us. Under the terms of the Investment Advisory Agreement, our Adviser:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments we make;
•	executes, closes, services and monitors the investments we make;
•	determines the securities and other assets that we purchase, retain or sell;
•	performs due diligence on prospective portfolio companies; and
•	provides us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds.

Pursuant to the Investment Advisory Agreement, we have agreed to pay our Adviser a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee and the incentive fee will ultimately be borne by our stockholders. Our Adviser has agreed to waive its fees (base management and incentive fee), without recourse against or reimbursement by us, for the remainder of the quarter in which the initial public offering is completed and the subsequent four quarters to the extent required in order for the Company to earn a quarterly net investment income to maintain a targeted dividend payment on shares of common stock outstanding on the relevant dividend payment dates of 9.0% (to be paid on a quarterly basis).

Management Fee

The base management fee is calculated at an annual rate as follows: 1.75% of our gross assets (i.e., total assets held before deduction of any liabilities), including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents (such as investments in U.S. Treasury Bills), if our gross assets are below $625 million; 1.625% of our total gross assets if our gross assets are between $625 million and $750 million; and 1.5% of our total gross assets if our assets are greater than $750 million. These various management fee percentages (i.e. 1.75%, 1.625% and 1.5%) would apply to our entire gross assets in the event our gross assets exceed the various gross asset thresholds. For example, if our gross assets were $800 million, we would pay the Adviser a management fee of 1.5% on the entire $800 million of gross assets. Although we do not anticipate making significant investments in derivative financial instruments, the fair value of any such investments, which will equal their current market value, not their notional value, will be included in our calculation of gross assets. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets, excluding cash and cash equivalents (such as investments in U.S. Treasury Bills), at the end of the two most recently completed calendar quarters. Base management fees for any partial month or quarter will be appropriately pro-rated.

Incentive Fee

We pay our Adviser an incentive fee. Incentive fees are calculated as below and payable quarterly in arrears. The incentive fee, which provides the Adviser with a share of the income that it generates for us, has two components, ordinary income and capital gains, calculated as follows:

The ordinary income component is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter, subject to a total return requirement and deferral of non-cash amounts, and is 20.0% of the amount, if any, by which our pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets attributable to our common stock, for the immediately preceding calendar quarter, exceeds a 2.0% (which is 8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our Adviser receives no incentive fee until our pre-incentive fee net investment income equals the hurdle rate of 2.0%, but then receives, as a “catch-up,” 50% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. For this purpose, pre-incentive fee net investment income means interest income (including on our investments in U.S. Treasury Bills), dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, administrative expenses payable under the Investment Advisory Agreement, and any interest expense and any distributions paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income excludes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income until we have received such income in cash.

The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of Alcentra Capital’s pre-incentive fee net investment income is payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter is limited to the lesser of (i) 20.0% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of pre-incentive fee net investment income, realized gains and losses and unrealized appreciation and depreciation of Alcentra Capital for the then current and 11 preceding calendar quarters. In addition, the portion of such incentive fee that is attributable to deferred interest (such as PIK interest or OID) is paid to the Adviser, without any interest thereon, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such accounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possible elimination of the incentive fees for such quarter. There is no accumulation of amounts on the hurdle rate from quarter to quarter, and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle, and there is no delay of payment if prior quarters are below the quarterly hurdle.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss, subject to the total return requirement and deferral of non-cash amounts. For example, if we receive pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses. Our net investment income used to calculate this component of the incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee. These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets)

Percentage of Pre-incentive Fee Net Investment Income
Allocated to Income-Related Portion of Incentive Fee

The capital gains component of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing on December 31, 2014, and is equal to 20.0% of our cumulative aggregate realized capital gains from inception through the end of that calendar year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gains incentive fees, provided that the incentive fee determined as of December 31, 2014 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation for the period ending December 31, 2014. If such amount is negative, then no capital gains incentive fee will be payable for such year. Additionally, if the Investment Advisory Agreement is terminated as of a date that is not a calendar year end, the termination date will be treated as though it were a calendar year end for purposes of calculating and paying the capital gains incentive fee.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee:

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%
Hurdle rate(1) = 2.0%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
Pre-incentive fee net investment income
(investment income – (management fee + other expenses) = 0.6125%

Pre-incentive fee net investment income does not exceed hurdle rate, therefore there is no income-related incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.9%
Hurdle rate(1) = 2.0%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
Pre-incentive fee net investment income
(investment income – (management fee + other expenses) = 2.2625%

Incentive fee	= 50% × Pre-incentive fee net investment income (subject to “catch-up”)(4) = 50% × (2.2625% – 2.0%) = 0.13125%

Pre-incentive fee net investment income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the income related portion of the incentive fee is 0.2625%.

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%
Hurdle rate(1) = 2.0%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
Pre-incentive fee net investment income
(investment income – (management fee + other expenses) = 2.8625%

Incentive fee	= 50% × Pre-incentive fee net investment income (subject to “catch-up”)(4)
Incentive fee	= 50% × “catch-up” + (20% × (Pre-Incentive Fee Net Investment Income – 2.5%))
“Catch-up”	= 2.5% – 2.0% = 0.5%
Incentive fee	= (50% × 0.5%) + (20% × (2.8625% – 2.5%)) = 0.25% + (20% × 0.3625%) = 0.25% + 0.0725% = 0.3225%

Pre-incentive fee net investment income exceeds the hurdle rate, and fully satisfies the “catch-up” provision, therefore the income related portion of the incentive fee is 0.5725%.

(1)	Represents 8.0% annualized hurdle rate.
(2)	Represents 1.75% annualized base management fee. For purposes of these examples, we have assumed the maximum amount of Base Management Fees that may be paid, or 1.75% of our gross assets.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide our Adviser with an incentive fee of 20% on all pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.5% in any fiscal quarter.

Example 2: Capital Gains Portion of Incentive Fee(*):

Alternative 1:

Assumptions

Year 1: $2.0 million investment made in Company A (“Investment A”), and $3.0 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $5.0 million and fair market value (“FMV”) of Investment B determined to be $3.5 million

Year 3: FMV of Investment B determined to be $2.0 million

Year 4: Investment B sold for $3.25 million

The capital gains portion of the incentive fee would be:

Year 1: None

Year 2: Capital gains incentive fee of $0.6 million — ($3.0 million realized capital gains on sale of Investment A multiplied by 20%)

Year 3: None — $0.4 million (20% multiplied by ($3.0 million cumulative capital gains less $1.0 million cumulative capital depreciation)) less $0.6 million (previous capital gains fee paid in Year 2)

Year 4: Capital gains incentive fee of $50,000 — $0.65 million ($3.25 million cumulative realized capital gains multiplied by 20%) less $0.6 million (capital gains incentive fee taken in Year 2)

Alternative 2

Assumptions

Year 1: $2.0 million investment made in Company A (“Investment A”), $5.25 million investment made in Company B (“Investment B”) and $4.5 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $4.5 million, FMV of Investment B determined to be $4.75 million and FMV of Investment C determined to be $4.5 million

Year 3: FMV of Investment B determined to be $5.0 million and Investment C sold for $5.5 million

Year 4: FMV of Investment B determined to be $6.0 million

Year 5: Investment B sold for $4.0 million

The capital gains incentive fee, if any, would be:

Year 1: None

Year 2: $0.4 million capital gains incentive fee — 20% multiplied by $2.0 million ($2.5 million realized capital gains on Investment A less $0.5 million unrealized capital depreciation on Investment B)

Year 3: $0.25 million capital gains incentive fee(1) — $0.65 million (20% multiplied by $3.25 million ($3.5 million cumulative realized capital gains less $0.25 million unrealized capital depreciation)) less $0.4 million capital gains incentive fee received in Year 2

Year 4: $0.05 million capital gains incentive fee — $0.7 million ($3.50 million cumulative realized capital gains multiplied by 20%) less $0.65 million cumulative capital gains incentive fee paid in Year 2 and Year 3

Year 5: None — $0.45 million (20% multiplied by $2.25 million (cumulative realized capital gains of $3.5 million less realized capital losses of $1.25 million)) less $0.7 million cumulative capital gains incentive fee paid in Year 2, Year 3 and Year 4(2)

*	The hypothetical amounts of returns shown are based on a percentage of our total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.
(1)	As illustrated in Year 3 of Alternative 1 above, if a portfolio company were to be wound up on a date other than its fiscal year end of any year, it may have paid aggregate capital gains incentive fees that are more than the amount of such fees that would be payable if such portfolio company had been wound up on its fiscal year end of such year.
(2)	As noted above, it is possible that the cumulative aggregate capital gains fee received by our Adviser ($0.70 million) is effectively greater than $0.45 million (20% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($2.25 million)).

Payment of Our Expenses

All investment professionals of our Adviser, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of personnel allocable to these services to us, are provided and paid for by our Adviser and not by us. We bear all other out-of-pocket costs and expenses of our operations and transactions, including, without limitation, those relating to:

•	organization and offering expenses;
•	the investigation and monitoring of our investments;
•	the cost of calculating our net asset value;
•	management and incentive fees payable pursuant to the Investment Advisory Agreement;
•	fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms);
•	transfer agent and custodial fees;
•	federal and state registration fees;
•	any exchange listing fees;
•	federal, state and local taxes;
•	independent directors’ fees and expenses;
•	brokerage commissions;
•	costs of proxy statements, stockholders’ reports and notices;
•	costs of preparing government filings, including periodic and current reports with the SEC;
•	fidelity bond, liability insurance and other insurance premiums; and
•	printing, mailing, independent accountants and outside legal costs and all other direct expenses incurred by either our Adviser or us in connection with administering our business, including the compensation of our Chief Accounting Officer and Chief Compliance Officer, and their respective staffs, that will be based upon our allocable portion of overhead and other expenses incurred by our Adviser in performing its obligations under the Investment Advisory Agreement.

Administrative Services

Under the Investment Advisory Agreement, our Adviser furnishes us with office facilities and equipment and provides us with clerical, recordkeeping and other administrative services at such facilities. Under the Investment Advisory Agreement, our Adviser also provides managerial assistance on our behalf to those portfolio companies that have accepted our offer to provide such assistance.

Payments under the Investment Advisory Agreement are equal to an amount based upon our allocable portion (subject to the review of our board of directors) of our Adviser’s overhead in performing its obligations under the Investment Advisory Agreement, including rent and the fees and expenses associated with performing compliance functions. In addition, if requested to provide significant managerial assistance to our portfolio companies, our Adviser will be paid an additional amount based on the services provided, which shall not exceed the amount we receive from such portfolio companies for providing this assistance.

Duration and Termination

Unless terminated earlier as described below, the Investment Advisory Agreement will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons.” The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by our Adviser and may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. The holders of a majority of our outstanding voting securities may also terminate the Investment Advisory Agreement without penalty upon 60 days’ written notice. See “Risk Factors — Risks Relating to our Business and Structure — We are dependent upon key personnel of our Adviser and the Alcentra Group for our future success. If our Adviser or the Alcentra Group were to lose any of its key personnel, our ability to achieve our investment objective could be significantly harmed.”

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations under the Investment Advisory Agreement, our Adviser and its officers, managers, partners, agents, employees, controlling persons and members, and any other person or entity affiliated with it, are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Adviser’s services under the Investment Advisory Agreement or otherwise as our investment adviser.

Board Approval of the Investment Advisory Agreement

Our board of directors approved the Investment Advisory Agreement at an in-person meeting of the board of directors held on March 6, 2014. A discussion regarding the basis for our board of directors’ approval of the Investment Advisory Agreement is included in our first quarterly report on Form 10-Q filed with the SEC.

Administration Agreement

Under the Administration Agreement, State Street provides us with financial reporting, post-trade compliance, and treasury services. In providing these services, State Street oversees the performance of, our required administrative services, which includes being responsible for the financial and other records that we are required to maintain and preparing reports to our stockholders and reports and other materials filed with the SEC. State Street provides post-trade compliance services including performing the applicable SEC, IRS, and BDC compliance testing, provide monthly and quarterly reporting and maintain a compliance testing matrix and perform an annual update. In addition, State Street assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports and other materials to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Payments under the administration agreement equal a fixed annual fee, paid in monthly installments in arrears, along with additional fees and expenses as incurred each month. Under the Administration Agreement, we reimburse State Street for out-of-pocket expenses incurred on our behalf for services, as well as direct pass-through vendor fees incurred on our behalf.

License Agreement

We have entered into a License Agreement with our Adviser under which our Adviser has agreed to grant us a non-exclusive, royalty-free license to use the name “Alcentra.” Under this agreement, we have a right to use the “Alcentra” name for so long as our Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Alcentra” name. The License Agreement will remain in effect for so long as the Investment Advisory Agreement with our Adviser is in effect.

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

Policies and Procedures for Managing Conflicts; Co-investment Opportunities

We have entered into agreements with our Adviser, in which our senior management and members of our Adviser’s Investment Committee have indirect ownership and other financial interests. Our Adviser may in the future manage other investment funds, accounts or investment vehicles that invest or may invest in assets eligible for purchase by us. To the extent that we compete with entities managed by our Adviser or any of its affiliates for a particular investment opportunity, our Adviser will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) its internal investment allocation policies, (b) the requirements of the Advisers Act, and (c) certain restrictions under the 1940 Act regarding co-investments with affiliates. See the section entitled “Risk Factors — Risks Related to Our Business and Structure — There are significant potential conflicts of interest that could negatively affect our investment returns.”

The 1940 Act prohibits us from making certain negotiated co-investments with affiliates unless we receive an order from the SEC permitting us to do so. In the absence of receiving exemptive relief from the SEC that would permit greater flexibility relating to these kinds of co-investments, our Adviser will determine whether these kinds of potential negotiated investments are more appropriate for us or for one of the funds managed by our Adviser or its affiliates and which entity will proceed with the investment. We generally will not make an investment in any company in which any fund managed by our Adviser holds an investment in a different class of such company’s debt or equity securities or obligations unless we also acquire or own the same class of such company’s debt or equity securities as such fund managed by our Adviser or our Adviser determines that (a) the investment is in our best interests and (b)(i) the possibility of a conflict between the interests of such different classes is remote, (ii) either the potential investment by us or the investment of such other fund managed by our Adviser is not large enough to control any actions taken by the collective holders of securities of such company, or (iii) in light of the particular circumstances, our Adviser believes such investment is appropriate for us, notwithstanding the potential for conflict.

See also the section entitled “Risk Factors — Risks Related to Our Business and Structure — There are significant potential conflicts of interest that could negatively affect our investment returns” and “— The incentive fee structure we have with our Adviser may create incentives that are not fully aligned with the interests of our stockholders” for the risks related to our incentive fee structure.

Investment Advisory Agreement

We have entered into an Investment Advisory Agreement with our Adviser. Pursuant to this agreement, we have agreed to pay to our Adviser a base management fee and incentive fee. Mr. Echausse is an interested member of our board of directors and has a direct or indirect pecuniary interest in our Adviser. See “Management Agreements — Investment Advisory Agreement.” The incentive fee is computed and paid on income that we may not have yet received in cash at the time of payment. This fee structure may create an incentive for our Adviser to invest in certain types of speculative securities. Additionally, we rely on investment professionals from our Adviser to assist our board of directors with the valuation of our portfolio investments. Our Adviser’s base management fee and incentive fee is based on the value of our investments and, therefore, there may be a conflict of interest when personnel of our Adviser are involved in the valuation process for our portfolio investments.

License Agreement

We have entered into a License Agreement with our Adviser pursuant to which our Adviser has granted us a non-exclusive, royalty-free license to use the name “Alcentra.” See “Management Agreements — License Agreement.”

Registration Rights

Following the expiration of the 180-day lock-up period which commenced upon the completion of our initial public offering, Fund III intends to distribute the shares of our common stock received by it in connection with the Formation Transactions to its limited partners. We granted certain registration rights to the limited partners of Fund III pursuant to which we have agreed to use our reasonable best efforts to file within 720 days following the completion of our initial public offering a registration statement on Form N-2 pursuant to Rule 415 with the SEC to register the resale of the shares of our common stock received by such limited partners. We have also agreed to use our efforts to cause such a registration statement to be declared effective by the SEC within 840 days following the completion our initial public offering. We have agreed to use commercially reasonable efforts to keep such registration statement continuously effective until the earlier of (i) the date on which there are no longer any registrable shares (as defined in the registration rights agreement) and (ii) the third anniversary of the registration rights agreement. The costs associated with filing the resale registration statement and having it declared effective by the SEC will be borne by us.

Relationship with BNY Mellon Group

Conflicts of interest may arise between the BNY Mellon Group, on the one hand, and us, on the other hand. We are an affiliate of BNY Mellon. BNY Mellon Group is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset management and wealth management, asset servicing, issuer services, clearing services and treasury services through a worldwide client-focused team. We may benefit from the relationships and activities resulting from these services. However, situations will arise in which the interests of BNY Mellon Group will conflict with our interests and the interests of our stockholders. See “Significant Material Actual and Potential Conflicts of Interest.”

Affiliation with BNY Mellon

We are an affiliate of the BNY Mellon Group. The BNY Mellon Group is a leading provider of financial services for institutions, corporations and high net worth individuals, providing asset management and wealth management, asset servicing, issuer services, clearing services and treasury services through a worldwide client-focused team. We may benefit from the relationships and activities resulting from these services. However, situations will arise in which the interests of BNY Mellon Group will conflict with our interests and the interests of our stockholders.

Transactions with the BNY Mellon Group

BNY Mellon Group may, but is not required to, extend credit to us under credit facilities, derivative instruments or otherwise. The interest of BNY Mellon Group as a creditor of us may conflict with the interests of our investors. BNY Mellon Group, with respect to any such extension of credit, will deal with us on an arm’s-length basis and will be entitled to exercise its rights as a creditor of us without regard to any potential impact therefrom on the interests of our investors.

BNY Mellon Group currently owns or operates, directly or indirectly, several registered investment advisers, registered investment companies, broker-dealers and service providers, or, collectively, the BNYM Affiliates. To the extent permitted by law, BNY Mellon and/or one or more of the BNYM Affiliates may provide us; our Adviser; Alcentra Mezzanine; one or more investments funds or accounts or similar investment vehicles that BNY Mellon Group provides advice to or manages or that may in the future provide advice to or manage as a result of acquiring or merging with an entity that owns or manages such vehicles, or, collectively, the Related Funds; and our portfolio companies with certain non-investment management services and facilities, including, without limitation, administrative, custodial, trustee, distribution, banking, lending, short-term credit, and other financial and securities services. Specifically, BNY Mellon Group may provide administrative, custodial and credit facilities to us.

Neither BNY Mellon Group nor any of the BNYM Affiliates providing these services and facilities to us, our Adviser, Alcentra Mezzanine and/or Related Funds, bear any responsibility for selecting the investments of such entities or for their performance. BNY Mellon Group or the BNY Affiliates may charge arm’s length fees to our Adviser to the extent they perform any services that are included in the operating expenses of our Adviser. Additionally, BNY Mellon Group may recommend to its clients and to our investors that they invest some of their assets in us and Related Funds and may have financial interests in promoting investment in such entities.

To the extent permitted by applicable law and our governing documents, we may enter into transactions and invest in futures, securities, currencies, swaps, options, forward contracts or other instruments in which a BNY Mellon Group entity acts as a principal or, on a proprietary basis for its customers, serves as the counterparty.

Competing Funds and Allocation Policies

Certain Related Funds may in the future have investment objectives and utilize strategies similar to or that overlap with our investment objective and strategies. In such instances our Adviser will be permitted to allocate, in its sole discretion, eligible investments and exit opportunities between such investment funds (and their successors) on the one hand and us on the other hand in a manner it deems equitable to the extent possible under the prevailing facts and circumstances considering various factors including those set out in the paragraph below.

Conflicts (and potential conflicts) may arise when we are competing with the Related Funds for investment opportunities and exits. To address these potential conflicts, our Adviser has developed allocation policies and procedures that provide that personnel of our Adviser making portfolio decisions for us and the Related Funds will make purchase and sale decisions and allocate investment opportunities among us and the Related Funds consistent with its fiduciary obligations. To the extent permitted by applicable law, these policies and procedures may result in the pro rata allocation of limited opportunities across us and the Related Funds. However, in many other cases the investment opportunities will be allocated based on other factors. Related Funds managed by different portfolio management teams are generally viewed separately for allocation purposes. There will be cases where certain Related Funds may receive an allocation of an investment opportunity when we do not and vice versa.

Our Adviser’s investment allocation policy further provides that allocations among us and other eligible accounts will generally be made in accordance with SEC interpretive positions. Our Adviser seeks to treat all clients fairly and equitably in a manner consistent with its fiduciary duty to each of them; however, in some instances, especially in instances of limited liquidity, the factors may not result in pro rata allocations or may result in situations where certain accounts receive allocations where others do not.

In addition, we, or any of our portfolio companies, Related Funds, and/or one or more of their affiliates may have relationships with, invest in, engage in transactions with, make voting decisions with respect to, and/or obtain services from, entities for which BNY Mellon Group performs or seeks to perform services or with which BNY Mellon Group engages in or seeks to engage in transactions. Such relationships may provide our Adviser with an incentive to allocate, directly or indirectly, investments to certain of the funds managed by BNY Mellon Group and not others.

Fees From Services

BNY Mellon Group may receive significant advisory, underwriting, or other fees from portfolio companies. Services for advisory fees may range from general corporate financial advice to restructuring advice to merger and acquisition representation. For example, BNY Mellon Group may be compensated as an advisor to a person who sold an investment to us, BNY Mellon may earn fees for obtaining equity or debt financing for an investor attempting to consummate an acquisition in which we are a co-investor, or BNY Mellon Group may earn fees acting as a lender, advisor or underwriter to one of our portfolio companies. None of the fees paid to BNY Mellon Group or its affiliates will be shared with us.

Regulated Investor

As a result of restrictions imposed on bank holding companies and entities managed by bank holding companies (including us), our Adviser, through Alcentra Mezzanine, may be required or may decide to structure an investment in a manner that would be less favorable to us than structures available to a non-regulated entity. Consequently, our Adviser may choose a structure which may be less favorable to us than other structures. In addition, we may be restricted from making an investment or limited in the amount or may be required to divest an investment as a result of such restriction. See “Risk Factors — Risks Relating to our Business and Structure — Our activities may be limited as a result of being controlled by a bank holding company.”

BNY Mellon has put in place policies and procedures to seek to manage and mitigate the potential conflicts of interests described above.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets out, as of October 24, 2014, certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote five percent or more of our outstanding common stock, each of our directors and officers and all officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock, if any, is based upon Schedule 13G and Schedule 13D filings by such persons with the SEC and other information obtained from such persons, if available.

Name and Address	Number of Shares Owned	Percentage of class outstanding
5% Owners
Alcentra Investments, Ltd.(1)	1,450,999	10.73%
United Insurance Company(1)	1,102,759	8.16%
Interested Directors
Paul J. Echausse	58,039	.43%
Paul Hatfield	7,255	.05%
Independent Directors
T. Ulrich Brechbühl	—	—
Douglas J. Greenlaw	—	—
Rudolph L. Hertlein	3,600	.03%
Executive Officers
Steven Levinson	—	—
Scott Gold	8,706	.06%
Ellida McMillan	—	—
All officers and directors as a group (8 persons)	77,600	.57%

*	Less than 1.0%
(1)	These shares are currently held by Fund III, subject to a 180-day lock-up period, which will expire on November 9, 2014.

The following table sets out the dollar range of our equity securities beneficially owned by each of our directors as of October 24, 2014.

Name of Director	Dollar Range of Equity Securities in the Company(1)(2)(3)
Paul J. Echausse	over $100,000
Paul Hatfield	over $100,000
T. Ulrich Brechbühl	*
Douglas J. Greenlaw	*
Rudolph L. Hertlein	*

*	Represents less than one percent.
(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.
(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(3)	The dollar range of equity securities beneficially owned is based on a closing price of $12.71 on October 24, 2014 on the NASDAQ Global Select Market. Beneficial ownership has been determined in accordance Rule 16a-1(a)(2) of the Exchange Act.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

In calculating the value of our total assets, investment transactions are recorded on the trade date. Realized gains or losses will be computed using the specific identification method. Investments for which market quotations are readily available will be valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available will be valued at fair value as determined in good faith by our board of directors based on the input of our management and audit committee. In addition, our board of directors will retain one or more independent valuation firms to review the valuation of each portfolio investment for which a market quotation is not available at least quarterly. We also have adopted ASC 820, which requires us to assume that the portfolio investment is assumed to be sold in the principal market to market participants, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC Topic 820, the market in which we can exit portfolio investments with the greatest volume and level activity is considered our principal market.

The valuation process is conducted at the end of each fiscal quarter. Our board of directors has authorized the engagement of independent valuation firms to provide us with valuation assistance. We have independent valuation firms provide us with valuation assistance on a portion of our portfolio on a quarterly basis and our entire portfolio will be reviewed at least annually by independent valuation firms; however, our board of directors is ultimately and solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and a consistently applied valuation process. When an external event with respect to one of our portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, we expect to use the pricing indicated by the external event to corroborate our valuation. As part of our quarterly valuation process, we will record an expense accrual relating to the capital gains component of the incentive fee payable by us to Alcentra NY when the unrealized gains on our investments exceed all realized capital losses on our investments given the fact that a capital gains incentive fee would be owed to Alcentra NY if we were to liquidate our investment portfolio at such time. The actual incentive fee payable to Alcentra NY related to capital gains will be determined and payable in arrears at the end of each fiscal year and will include only realized capital gains for the period computed net of all realized capital losses and unrealized capital depreciation for such period.

A readily available market value is not expected to exist for substantially all of the investments in our portfolio, and we will value these portfolio investments at fair value as determined in good faith by our board of directors under our valuation policy and process. The types of factors that our board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, and other relevant factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the company will consider the pricing indicated by the external event to corroborate the private equity valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations currently assigned. See “Risk Factors — Risks Related to our Investments — Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.”

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process will begin with each portfolio company or investment being initially valued by the investment professionals of our Adviser responsible for the portfolio investment;
•	preliminary valuation conclusions will then be documented and discussed with our senior management and our Adviser;
•	the audit committee of our board of directors will then review these preliminary valuations;
•	at least once quarterly, independent valuation firms engaged by our board of directors will prepare preliminary valuations on a selected basis and submit the reports to use; and
•	the board of directors will then discuss valuations and determine the fair value of each investment in our portfolio in good faith, based on the input of our Adviser, the independent valuation firm and the audit committee.

Determinations in Connection with Offerings

In connection with offerings of shares of our common stock, our board of directors or an authorized committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value, or NAV, of our common stock at the time at which the sale is made. Our board of directors or an authorized committee thereof will consider the following factors, among others, in making such determination:

•	the NAV of our common stock disclosed in the most recent periodic report that we filed with the SEC;
•	our management’s assessment of whether any material change in the NAV of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed NAV of our common stock and ending two days prior to the date of the sale of our common stock; and
•	the magnitude of the difference between (i) a value that our board of directors or a committee thereof has determined reflects the current NAV of our common stock, which is generally based upon the NAV of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the NAV of our common stock since the date of the most recently disclosed NAV of our common stock, and (ii) the current offering price of our common stock.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following summary describes certain U.S. federal income tax considerations (and, in the case of a non-U.S. holder (as defined below), certain U.S. federal estate tax consequences) applicable to an investment in the Notes. This summary does not purport to be a complete description of the income and estate tax considerations applicable to such an investment. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, potentially with retroactive effect, or to differing interpretations. You should consult your own tax advisor with respect to tax considerations that pertain to your acquisition, ownership and disposition of our Notes.

This summary discusses only Notes held as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment purposes) and does not purport to address persons in special tax situations, such as financial institutions, insurance companies, controlled foreign corporations, passive foreign investment companies and regulated investment companies (and shareholders of such corporations), dealers in securities or currencies, traders in securities, former citizens of the United States, persons holding the Notes as a hedge against currency risks or as a position in a “straddle,” “hedge,” “constructive sale transaction” or “conversion transaction” for U.S. federal income tax purposes, entities that are tax-exempt for U.S. federal income tax purposes, retirement plans, individual retirement accounts, tax-deferred accounts, persons subject to the alternative minimum tax, pass-through entities (including partnerships and entities and arrangements classified as partnerships for U.S. federal income tax purposes) and beneficial owners of pass-through entities, or persons whose functional currency (as defined in Section 985 of the Code) is not the U.S. dollar. It also does not address beneficial owners of the Notes other than original purchasers of the Notes who acquire the Notes in this offering for a price equal to their original issue price (i.e., the first price at which a substantial amount of the Notes are sold other than to bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placement agents or wholesalers).

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of a Note that is, for U.S. federal income tax purposes:

•	an individual who, for U.S. federal income tax purposes, is citizen or resident of the United States;
•	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;
•	a trust (i) subject to the control of one or more U.S. persons and the primary supervision of a court in the United States, or (ii) that existed on August 20, 1996 and has made a valid election (under applicable U.S. Treasury regulations) to be treated as a domestic trust; or
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

The term “non-U.S. holder” means a beneficial owner of a Note that is neither a U.S. holder nor a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes). An individual may, subject to exceptions, be deemed to be a resident alien, as opposed to a non-resident alien, by, among other ways, being present in the United States (i) on at least 31 days in the calendar year, and (ii) for an aggregate of at least 183 days during a three-year period ending in the current calendar year, counting for such purposes all of the days present in the current year, one-third of the days present in the immediately preceding year, and one-sixth of the days present in the second preceding year. Resident aliens are subject to U.S. federal income tax as if they were U.S. citizens.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds any Notes, the U.S. federal income tax treatment of a partner of the partnership generally will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partners of partnerships holding Notes should consult their own tax advisors.

If you are considering purchasing the Notes, you should consult your own tax advisor concerning the application of the U.S. federal income tax laws to you in light of your particular situation, as well as any consequences to you of acquiring, owning and disposing of the Notes under the laws of any state, local, foreign or other taxing jurisdiction.

Taxation of Note Holders

Taxation of U.S. Holders

Payments of Interest

Payments or accruals of interest on a Note generally will be taxable to a U.S. holder as ordinary interest income at the time they are received (actually or constructively) or accrued, in accordance with the U.S. holder’s regular method of accounting for U.S. federal income tax purposes.

Sale, Exchange, Redemption or Other Taxable Disposition of a Note

Upon the sale, exchange, redemption or other taxable disposition of a Note, a U.S. holder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange, redemption or other taxable disposition (excluding amounts representing accrued and unpaid interest, which are treated as ordinary income to the extent not previously included in income) and the U.S. holder’s adjusted tax basis in the Note. A U.S. holder’s adjusted tax basis in a Note generally will equal the U.S. holder’s initial investment in the Note. Capital gain or loss generally will be long-term capital gain or loss if the Note was held for more than one year. Long-term capital gains recognized by individuals and certain other non-corporate U.S. holders generally are eligible for reduced rates of taxation. The distinction between capital gain or loss and ordinary income or loss is also important in other contexts; for example, for purposes of the limitations on a U.S. holder’s ability to offset capital losses against ordinary income.

Unearned Income Medicare Contribution

A tax of 3.8% is imposed on certain “net investment income” (or “undistributed net investment income,” in the case of estates and trusts) received by certain taxpayers with adjusted gross income above certain threshold amounts. “Net investment income” as defined for U.S. federal Medicare contribution purposes generally includes interest payments and gain recognized from the sale, exchange, redemption or other taxable disposition of the Notes. Tax-exempt trusts, which are not subject to income taxes generally, and foreign individuals will not be subject to this tax. U.S. holders should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of the Notes.

Information Reporting and Backup Withholding

In general, a U.S. holder that is not an “exempt recipient” will be subject to U.S. federal backup withholding tax at the applicable rate (currently 28%) with respect to payments on the Notes and the proceeds of a sale, exchange, redemption or other taxable disposition of the Notes, unless the U.S. holder provides its U.S. taxpayer identification number to the paying agent and certifies, under penalty of perjury, that it is not subject to backup withholding on an IRS Form W-9 (Request for Taxpayer Identification Number and Certification) or a suitable substitute form (or other applicable certificate) and otherwise complies with the applicable requirements of the backup withholding rules. Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a U.S. holder may be allowed as a credit against such U.S. holder’s U.S. federal income tax liability and may entitle such U.S. holder to a refund, provided the required information is furnished to the IRS in a timely manner. In addition, payments on the

Notes made to, and the proceeds of a sale, exchange, redemption or other taxable disposition by, a U.S. holder generally will be subject to information reporting requirements, unless such U.S. holder is an exempt recipient and appropriately establishes that exemption.

Taxation of Non-U.S. Holders

Payments of Interest

Subject to the discussion below under “— Information Reporting and Backup Withholding,” a non-U.S. holder generally will not be subject to U.S. federal income or withholding tax on interest paid on the Notes as long as that interest is not “effectively connected” with the non-U.S. holder’s conduct of a trade or business within the United States and:

•	the non-U.S. holder does not, directly or indirectly, actually or constructively own 10% or more of the total combined voting power of all classes of our stock entitled to vote;
•	the non-U.S. holder is not a “controlled foreign corporation” for U.S. federal income tax purposes that is related to us, actually or by attribution, through stock ownership;
•	the non-U.S. holder is not a bank receiving the interest pursuant to a loan agreement entered into in the ordinary course of the non-U.S. holder’s trade or business; and
•	either (i) the non-U.S. holder certifies under penalties of perjury on IRS Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Individuals)), IRS Form W-8BEN-E (Certificate of Status of Beneficial Owner for United States Withholding and Reporting (Entities)), or a suitable substitute form (or other applicable certificate) that it is not a U.S. person, and provides its name, address and certain other required information or (ii) a securities clearing organization, bank or other financial institution that holds customers’ securities in the ordinary course of its trade or business and holds the Notes on behalf of the non-U.S. holder, certifies under penalties of perjury that the certification referred to in clause (i) has been received from the non-U.S. holder or an intermediate financial institution and furnishes to us a copy thereof.

A non-U.S. holder that does not qualify for exemption from withholding as described above will generally be subject to withholding of U.S. federal income tax at a rate of 30% on payments of interest on the Notes (except as described below with respect to effectively connected income). A non-U.S. holder may be entitled to the benefits of an income tax treaty under which interest on the Notes is subject to a reduced rate of withholding tax or is exempt from U.S. withholding tax, provided the non-U.S. holder furnishes us with a properly executed IRS Form W-8BEN, IRS Form W-8BEN-E, or a suitable substitute form (or other applicable certificate) claiming the reduction or exemption and the non-U.S. holder complies with any other applicable procedures.

Sale, Exchange, Redemption or Other Taxable Disposition of a Note

Generally, a non-U.S. holder will not be subject to U.S. federal income or withholding taxes on any amount that constitutes capital gain upon the sale, exchange, redemption, or other taxable disposition of a Note, provided that:

•	the gain is not effectively connected with the conduct of a trade or business in the United States by the non-U.S. holder (or, if required by an applicable income tax treaty, is not attributable to a United States “permanent establishment” maintained by the non-U.S. holder); and
•	the non-U.S. holder is not an individual who is present in the U.S. for 183 days or more in the taxable year of the sale, exchange, or other taxable disposition and meets certain other conditions (unless such holder is eligible for relief under an applicable income tax treaty).

Certain other exceptions may be applicable, and a non-U.S. holder should consult its tax advisor in this regard.

Effectively Connected Income

In the case of a non-U.S. holder that is a corporation and that receives income that is effectively connected with the conduct of a U.S. trade or business, such income may also be subject to a branch profits tax (which is generally imposed on a non-U.S. corporation on the actual or deemed repatriation from the United States of earnings and profits attributable to a U.S. trade or business) at a 30% rate. The branch profits tax may not apply (or may apply at a reduced rate) if the non-U.S. holder is a qualified resident of a country with which the United States has an income tax treaty.

To claim the benefit of an income tax treaty or to claim exemption from withholding because income is effectively connected with a U.S. trade or business, the non-U.S. holder must timely provide the appropriate, properly executed IRS forms. The non-U.S. holder must inform the recipient of any changes on these forms within 30 days of such change. These forms may be required to be periodically updated. Also, a non-U.S. holder who is claiming the benefits of a treaty may be required to obtain a U.S. taxpayer identification number and to provide certain documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.

Information Reporting and Backup Withholding

Under current U.S. Treasury regulations, we must report annually to the IRS and to each non-U.S. holder the amount of interest paid to the non-U.S. holder and the amount of tax withheld, if any, from those payments. These reporting requirements apply regardless of whether U.S. withholding tax on such payments was reduced or eliminated by any applicable tax treaty or otherwise. Copies of the information returns reporting those payments and the amounts withheld may also be made available to the tax authorities in the country where a non-U.S. holder is a resident under the provisions of an applicable income tax treaty or agreement.

Under some circumstances, U.S. Treasury regulations require backup withholding and additional information reporting on payments of interest and other “reportable payments.” Such backup withholding and additional information reporting will not apply to payments on the Notes made by us or our paying agent to a non-U.S. holder if the certification described above under “— Payments of Interest” is received from the non-U.S. holder.

Backup withholding and information reporting will generally not apply to payments of proceeds from the sale, exchange, redemption or other taxable disposition of a Note made to a non-U.S. holder by or through the foreign office of a broker. However, information reporting requirements, and possibly backup withholding, will apply if such broker is, for U.S. federal income tax purposes, a “United States person” (as defined in the Code) or has certain other enumerated connections with the United States, unless such broker has documentary evidence in its records that the non-U.S. holder is not a “United States person” (as defined in the Code) and certain other conditions are met, or the non-U.S. holder otherwise establishes an exemption. Payments of proceeds from the sale, exchange, redemption or other taxable disposition of a Note made to a non-U.S. holder by or through the U.S. office of a broker are subject to information reporting and backup withholding at the applicable rate unless the non-U.S. holder certifies, under penalties of perjury, that it is not a “United States person” (as defined in the Code) and it satisfies certain other conditions, or the non-U.S. holder otherwise establishes an exemption. Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a non-U.S. holder may be allowed as a credit against such non-U.S. holder’s U.S. federal income tax liability and may entitle such non-U.S. holder to a refund, provided the required information is furnished to the Internal Revenue Service, or IRS, in a timely manner.

Non-U.S. holders are urged to consult their tax advisors regarding the application of information reporting and backup withholding in their particular situations, the availability of an exemption therefrom, and the procedures for obtaining such an exemption, if available.

Estate Tax

A Note that is held by an individual who, at the time of death, is not a citizen or resident of the United States (as specially defined for U.S. federal estate tax purposes) generally will not be subject to the U.S. federal estate tax, unless, at the time of death, (i) such individual directly or indirectly, actually or constructively, owns ten percent or more of the total combined voting power of all classes of our stock entitled to vote within the meaning of Section 871(h)(3) of the Code and the U.S. Treasury regulations thereunder or (ii) such individual’s interest in the Notes is effectively connected with the individual’s conduct of a U.S. trade or business.

Foreign Account Tax Compliance Act

Sections 1471 through 1474 of the Code (“FATCA”) generally impose a U.S. federal withholding tax of 30% on payments of interest or gross proceeds from the disposition of a debt instrument to certain non-U.S. entities, including certain foreign financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. Pursuant to U.S. Treasury regulations and other Treasury guidance, these rules generally are not effective for payments of gross proceeds, until January 1, 2017.

Holders should consult their own tax advisors regarding FATCA and whether it may be relevant to their acquisition, ownership and disposition of the Notes. You should consult your own tax advisor with respect to the particular tax consequences to you of an investment in the Notes, including the possible effect of any pending legislation or proposed regulations.

Election to be Taxed as a RIC

As a BDC, we intend to elect to be treated effective as of our taxable year ended December 31, 2014, and qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders as dividends. To obtain and maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which generally is our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a RIC

If we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain, defined as net long-term capital gains in excess of net short-term capital losses, we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any net income or net capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on our undistributed income unless we distribute in a timely manner each calendar year an amount at least equal to the sum of (i) 98% of our net ordinary income for each calendar year, (ii) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (iii) any income realized, but not distributed, in the preceding year and on which we paid no U.S. federal income tax (the “Excise Tax Avoidance Requirement”). For this purpose, however, any net ordinary income or capital gain net income retained by us that is subject to corporate-level U.S. federal income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). We currently intend to make sufficient distributions each year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	qualify to be regulated as a BDC under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (which generally are partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income) (the “90% Income Test”); and
•	diversify our holdings so that at the end of each quarter of the taxable year:
•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and
•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (the “Diversification Tests”).

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income, franchise or withholding liabilities.

We may be required to recognize taxable income for U.S. federal income tax purposes in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. If we are not able to obtain sufficient cash from other sources to satisfy the Annual Distribution Requirement, we may fail to qualify as a RIC and become subject to corporate-level U.S. federal income taxes on all of our taxable income without the benefit of the dividends-paid deduction.

We are authorized to borrow funds and to sell assets in order (i) to satisfy the Annual Distribution Requirement and to otherwise eliminate our liability for U.S. federal income and excise taxes and (ii) to satisfy the Diversification Tests. However, under the 1940 Act, we are not permitted to borrow additional funds or to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities.” Moreover, our ability to dispose of assets to meet the Annual Distribution Requirement, the Excise Tax Avoidance Requirement or the Diversification Tests may be limited by (i) the illiquid nature of our portfolio and/or (ii) other requirements relating to our qualification as a RIC. If we dispose of assets in order to meet the Annual Distribution Requirement, the Excise Tax Avoidance Requirement, or the Diversification Tests, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower-taxed long term capital gain into higher-taxed short-term capital gain or ordinary income, (v) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (vi) cause us to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions and (ix) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these provisions and prevent our disqualification as a RIC.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such capital gain or loss generally will be long term or short term, depending on how long we held a particular warrant.

Some of the income and fees that we may recognize will not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may hold assets that generate such income and provide services that generate such fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay corporate-level U.S. federal income tax on their earnings, which ultimately will reduce our return on such income and fees.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, and if certain remedial provisions are not available, we would be subject to U.S. federal income tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate stockholders would be eligible to claim a dividends received deduction with respect to such distributions, non-corporate stockholders would be able to treat such dividend income as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next ten years.

The remainder of this discussion assumes that we will qualify as a RIC and will satisfy the Annual Distribution Requirement.

DESCRIPTION OF OUR NOTES

The Notes will be issued under an indenture and the first supplemental indenture thereto, to be entered into between us and [•], as trustee. We refer to the indenture, along with the first supplemental indenture thereto, as the indenture and to [•] as the trustee. The Notes are governed by the indenture, as required by federal law for all bonds and notes of companies that are publicly offered. An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “—  Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our Notes.

This section includes a description of the material terms of the Notes and the indenture. Because this section is a summary, however, it does not describe every aspect of the Notes and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of the Notes. The indenture has been attached as an exhibit to the registration statement of which this prospectus is a part and filed with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance, after giving effect to any exemptive relief granted to us by the SEC, if applicable. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit the distribution to our stockholders or the repurchase of such securities or shares in certain cases, unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes without regard to asset coverage.

General

The Notes will mature on [  •    ], 20[•  ]. The principal payable at maturity will be 100% of the aggregate principal amount. The interest rate of the Notes is     % per year and will be paid every [ •   ], [ •   ], [ •   ], and [ •   ], beginning [ •   ], 2014, and the regular record dates for interest payments will be every [  •    ], [  •    ], [  •    ] and [  •    ], commencing [    •      ], 20[ •   ]. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment. The initial interest period will be the period from and including [ •   ], 2014, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

We will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof. The Notes will not be subject to any sinking fund and holders of the Notes will not have the option to have the Notes repaid prior to the stated maturity date.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We have the ability to issue indenture securities with terms different from the Notes and, without the consent of the holders thereof, to reopen the Notes and issue additional Notes.

Optional Redemption

The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after [    •      ] upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest payments otherwise payable thereon for the then-current quarterly interest period accrued to the date fixed for redemption.

You may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes. Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act.

If we redeem only some of the Notes, the trustee will determine the method for selection of the particular Notes to be redeemed, in accordance with the indenture and in accordance with the rules of any national securities exchange or quotation system on which the Notes are listed. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.

Global Securities

Each Note will be issued in book-entry form and represented by a global security that we deposit with and register in the name of The Depository Trust Company, New York, New York, known as DTC, or its nominee. A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all the Notes represented by a global security, and investors will be permitted to own only beneficial interests in a global security. For more information about these arrangements, see “— Book-Entry Procedures” below.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated Notes directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders.

Payment and Paying Agents

We will pay interest to the person listed in the trustee’s records as the owner of the Notes at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the Note on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling the Notes must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the Notes to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on the Notes so long as they are represented by a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Book-Entry Procedures.”

Payments on Certificated Securities

In the event the Notes become represented by certificated securities, we will make payments on the Notes as follows. We will pay interest that is due on an interest payment date to the holder of the Notes as shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the indenture or a notice to holders against surrender of the Note.

Alternatively, at our option, we may pay any cash interest that becomes due on the Notes by mailing a check to the holder at his, her or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on the Notes on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date. Such payment will not result in a default under the Notes or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on the Notes.

Events of Default

You will have rights if an Event of Default occurs in respect of the Notes and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the Notes means any of the following:

•	We do not pay the principal of (or premium, if any, on) any Note within five days of its due date.
•	We do not pay interest on any Note when due, and such default is not cured within 30 days.
•	We remain in breach of any other covenant with respect to the Notes for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25.0% of the principal amount of the Notes.
•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and in the case of certain orders or decrees entered against us under any bankruptcy law, such order or decree remains undischarged or unstayed for a period of 90 days.
•	On the last business day of each of twenty-four consecutive calendar months, the Notes have an asset coverage, as defined in the 1940 Act, of less than 100% after giving effect to any exemptive relief granted to us by the SEC.

An Event of Default for the Notes does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of the Notes of any default, except in the payment of principal or interest, if it in good faith considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the Notes may declare the entire principal amount of all the Notes to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the Notes if (1) we have deposited with the trustee all amounts due and owing with respect to the Notes (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the Notes may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass the trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the Notes, the following must occur:

•	you must give the trustee written notice that an Event of Default has occurred and remains uncured;
•	the holders of at least 25% in principal amount of all the Notes must make a written request that the trustee take action because of the default and must offer the trustee indemnity, security or both reasonably satisfactory to it against the costs, expenses, and liabilities of taking that action;
•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and
•	the holders of a majority in principal amount of the Notes must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your Notes on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to the trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the Notes, or else specifying any default.

Waiver of Default

The holders of a majority in principal amount of the Notes may waive any past defaults other than a default:

•	in the payment of principal (or premium, if any) or interest; or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or convey or transfer our assets substantially as an entirety, the resulting entity must agree to be legally responsible for our obligations under the Notes;
•	the merger or sale of assets must not cause a default on the Notes and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded; and
•	we must deliver certain certificates and documents to the trustee.

Modification or Waiver

There are three types of changes we can make to the indenture and the Notes issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your Notes without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on the Notes;
•	reduce any amounts due on the Notes;
•	reduce the amount of principal payable upon acceleration of the maturity of a Note following a default;
•	change the place or currency of payment on a Note;
•	impair your right to sue for payment;
•	reduce the percentage of holders of Notes whose consent is needed to modify or amend the indenture; and
•	reduce the percentage of holders of Notes whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the Notes. This type is limited to clarifications and certain other changes that would not adversely affect holders of the Notes in any material respect.

Changes Requiring Majority Approval

Any other change to the indenture and the Notes would require the following approval:

•	if the change affects only the Notes, it must be approved by the holders of a majority in principal amount of the Notes; and
•	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to the Notes:

The Notes will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. The Notes will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of the Notes that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of the Notes, that vote or action may be taken only by persons who are holders of the Notes on the record date and must be taken within eleven months following the record date. Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the Notes or request a waiver.

Defeasance

The following defeasance provisions will be applicable to the Notes. “Defeasance” means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest, if any, on the Notes when due and satisfying any additional conditions noted below, we will be deemed to have been discharged from our obligations under the Notes. In the event of a “covenant defeasance,” upon depositing such funds and satisfying similar conditions discussed below we would be released from certain covenants under the indenture relating to the Notes. The consequences to the holders of the Notes would be that, while they would no longer benefit from certain covenants under the indenture, and while the Notes could not be accelerated for any reason, the holders of Notes nonetheless would be guaranteed to receive the principal and interest owed to them.

Covenant Defeasance

Under current U.S. federal income tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the Notes were issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your Notes. In order to achieve covenant defeasance, the following must occur:

•	Since the Notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the Notes a combination of cash and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates;
•	we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit;
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;
•	defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments; and
•	no default or event of default with respect to the Notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we accomplish covenant defeasance, you can still look to us for repayment of the Notes if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the Notes became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal income tax law, as described below, we can legally release ourselves from all payment and other obligations on the Notes (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	Since the Notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the Notes a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates;
•	we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal income tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit. Under current U.S. federal income tax law the deposit and our legal release from the Notes would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your Notes and you would recognize gain or loss on the Notes at the time of the deposit;
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;
•	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments; and
•	no default or event of default with respect to the Notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the Notes. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your Notes were subordinated as described later under “— Indenture Provisions — Ranking,” such subordination would not prevent the trustee under the Indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such Notes for the benefit of the subordinated debtholders.

Other Covenants

In addition to any other covenants described in this prospectus, as well as standard covenants relating to payment of principal and interest, maintaining an office where payments may be made or securities can be surrendered for payment, payment of taxes by the Company and related matters, the following covenants will apply to the Notes:

•	We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC. Currently, these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings. See “Risk Factors — Risks Relating to our Business and Structure — Pending legislation may allow us to incur additional leverage.”
•	We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, giving effect to (i) any exemptive relief granted to us by the SEC and

(ii) no-action relief granted by the SEC to another BDC (or to the Company if it determines to seek such similar no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act in order to maintain the BDC's status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. These provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, is below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase.
•	If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable U.S. GAAP.

Form, Exchange and Transfer of Certificated Registered Securities

If registered Notes cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;
•	without interest coupons; and
•	unless we indicate otherwise, in denominations of $25 and amounts that are multiples of $25.

Holders may exchange their certificated securities for Notes of smaller denominations or combined into fewer Notes of larger denominations, as long as the total principal amount is not changed and as long as the denomination is equal to or greater than $25.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering Notes in the names of holders transferring Notes. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If we redeem any of the Notes, we may block the transfer or exchange of those Notes selected for redemption during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to determine and fix the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated Notes selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any Note that will be partially redeemed.

If registered Notes are issued in book-entry form, only the depositary will be entitled to transfer and exchange the Notes as described in this subsection, since it will be the sole holder of the Notes.

Resignation of Trustee

The trustee may resign or be removed with respect to the Notes provided that a successor trustee is appointed to act with respect to the Notes. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Ranking

The Notes will be designated as Senior Securities and, therefore, Senior Indebtedness under the indenture. Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and
•	renewals, extensions, modifications and refinancings of any of this indebtedness.

As unsecured obligations of the Company designated as Senior Indebtedness under the indenture, the Notes will rank:

º	pari passu, or equal, with any of our future unsecured indebtedness;
º	senior to any of our future indebtedness that expressly provides it is subordinated to the Notes;
º	effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including without limitation, borrowings under our Credit Facility; and
º	structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries.

In particular, as designated Senior Indebtedness under the indenture, the Notes will rank senior to any future securities we issue under the indenture that are designated as subordinated debt securities. Any such indenture securities designated as subordinated debt securities will be subordinated in right of payment of the principal of (and premium if any) and interest, if any, on such subordinated debt securities to the prior payment in full of the Notes, and all other Senior Indebtedness under the indenture, upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on the Notes, and all other Senior Indebtedness, has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before the Notes, and all other Senior Indebtedness, are paid in full, the payment or distribution must be paid over to the holders of our Senior Indebtedness, including the Notes, or on their behalf for application to the payment of all Senior Indebtedness, including the Notes, remaining unpaid until all Senior Indebtedness, including the Notes, have been paid in full, after giving effect to any concurrent payment or distribution to the holders of our Senior Indebtedness, including the Notes. Subject to the payment in full of the all Senior Indebtedness, including the Notes, upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of our Senior Indebtedness, including the Notes, to the extent of payments made to the holders of our Senior Indebtedness, including the Notes, out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, our Senior Indebtedness, including the Notes, and certain of our senior creditors, may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Book-Entry Procedures

The Notes will be represented by global securities that will be deposited and registered in the name of The Depository Trust Company (“DTC”) or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.

The Notes will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully registered certificate will be issued for each issuance of the Notes, in the aggregate principal amount thereof, and will be deposited with DTC. Interests in the Notes will trade in DTC’s Same Day Funds Settlement System, and any secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the Company, the trustee or the Paying Agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has Standard & Poor’s Ratings Services’ highest rating: AAA. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

Purchases of the Notes under the DTC system must be made by or through Direct Participants, which will receive a credit for the Notes on DTC’s records. The ownership interest of each actual purchaser of each security, or the “Beneficial Owner,” is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Notes are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in the Notes, except in the event that use of the book-entry system for the Notes is discontinued.

To facilitate subsequent transfers, all Notes deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of the Notes with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Notes; DTC’s records reflect only the identity of the Direct Participants to whose accounts the Notes are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the Notes within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Redemption proceeds, distributions, and interest payments on the Notes will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the Notes at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

REGULATION

We have elected to be regulated as a BDC under the 1940 Act and intend to elect to be treated as a RIC under the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also may not acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies is fundamental and may be changed without stockholder approval upon 60 days’ prior written notice to stockholders.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:
•	is organized under the laws of, and has its principal place of business in, the United States;
•	is not an investment company (other than a small business investment company wholly owned by the Company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•	satisfies either of the following:
º	has a market capitalization of less than $250 million or does not have any class of securities listed on a national securities exchange; or
º	is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result thereof, the BDC has an affiliated person who is a director of the eligible portfolio company.
(2)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
(3)	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.
(4)	Securities of any eligible portfolio company which we control.
(5)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its

The regulations defining qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

Managerial Assistance to Portfolio Companies

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above in Qualifying Assets categories 1, 2 or 3. Business development companies generally must offer to make available to the issuer of the securities significant managerial assistance, except in circumstances where either (i) the business development company controls such issuer of securities or (ii) the business development company purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means any arrangement whereby the BDC, through its directors, officers, employees or agents, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. Our Adviser will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt investments that mature in one year or less from the date of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets or temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, so long as the agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for U.S. federal income tax purposes. Accordingly, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to our Business and Structure — Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.”

Codes of Ethics

We and our Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each such code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with such code’s requirements. You may read and copy our code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our Adviser. The Proxy Voting Policies and Procedures of our Adviser are set out below. The guidelines will be reviewed periodically by our Adviser and our directors who are not “interested persons,” and, accordingly, are subject to change.

As an investment adviser registered under the Advisers Act, our Adviser has a fiduciary duty to act solely in our best interests. As part of this duty, our Adviser recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

Our Adviser’s policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Our Adviser votes proxies relating to our portfolio securities in what it perceives to be the best interest of our stockholders. Our Adviser reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities we hold. In most cases our Adviser will vote in favor of proposals that our Adviser believes are likely to increase the value of the portfolio securities we hold. Although our Adviser will generally vote against proposals that may have a negative effect on our portfolio securities, our Adviser may vote for such a proposal if there exist compelling long-term reasons to do so.

Our Adviser has established a proxy voting committee and adopted proxy voting guidelines and related procedures. The proxy voting committee establishes proxy voting guidelines and procedures, oversees the internal proxy voting process, and reviews proxy voting issues. To ensure that our Adviser’s vote is not the product of a conflict of interest, our Adviser requires that (1) anyone involved in the decision-making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how our Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, our Adviser will disclose such conflicts to us, including our independent directors and may request guidance from us on how to vote such proxies.

Proxy Voting Records

You may obtain information about how our Adviser voted proxies by making a written request for proxy voting information to: Alcentra Capital Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, or by telephone at (212) 922-8240. The SEC also maintains a website at www.sec.gov that contains this information.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our stockholders to employees of our Adviser and its affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

Other

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and our Adviser will each be required to adopt and implement written policies and procedures reasonably designed to prevent violation of relevant federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering the policies and procedures.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the BDC prohibition on transactions with affiliates to prohibit all “joint transactions” between entities that share a common investment adviser. The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. As a result, we only expect to co-invest on a concurrent basis with investment funds, accounts or investment vehicles managed by our Adviser when each of us and such investment fund, account or investment vehicle will own the same securities of the issuer and when no term is negotiated other than price. Any such investment would be made, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. If opportunities arise that would otherwise be appropriate for us and for an investment fund, account or investment vehicle managed by our Adviser to invest in different securities of the same issuer, our Adviser will need to decide which fund will proceed with the investment. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which an investment fund, account or investment vehicle managed by our Adviser has previously invested.

We and our Adviser have submitted an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments because we believe that it will be advantageous for us to co-invest with investment funds, accounts or investment vehicles managed by our Adviser where such investment is consistent with our investment objective, investment positions, investment policies, investment strategies, investment restrictions, regulatory requirements and other pertinent factors. We believe that co-investment by us and investment funds, accounts or investment vehicles managed by our Adviser may afford us additional investment opportunities and the ability to achieve greater diversification. Accordingly, any application would seek an exemptive order permitting us to negotiate more than price terms when investing with investment funds, accounts or investment vehicles managed by our Adviser in the same portfolio companies.

Moreover, if we elect to seek exemptive relief, it is expected that we would undertake that, in connection with any commitment to a co-investment, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors would make certain conclusions, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment strategies and policies. There is no assurance that an application for exemptive relief, if sought by us, would be granted by the SEC or that, if granted, it will be on the terms set forth above.

Compliance with NASDAQ Global Select Market Listing Requirements

Our shares of common stock are listed on the NASDAQ Global Select Market under the symbol “ABDC.” As a listed company on the NASDAQ Global Select Market, we are subject to various listing standards, including corporate governance listing standards. We will monitor our compliance with all listing standards and will take actions necessary to ensure that we are in compliance therewith.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 under the Exchange Act, our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 307 under Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
•	pursuant to Rule 13a-15 under the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting; and
•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated under such act. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance with that act.

Compliance with the Bank Holding Company Act, the Volcker Rule and Commodity Exchange Act

As a BHC and FHC, the activities of BNY Mellon and its affiliates are subject to certain restrictions imposed by the BHCA and related regulations. BHCs and FHCs are subject to supervision and regulation by the Federal Reserve. Because BNY Mellon may be deemed to “control” us within the meaning of the BHCA, restrictions under the BHCA could apply to us. Accordingly, the BHCA and other applicable banking laws, rules, regulations and guidelines, and their interpretation and administration by the appropriate regulatory agencies, including, but not limited to, the Federal Reserve, may restrict the transactions and relationships between our Adviser, BNY Mellon and their affiliates, on the one hand, and us on the other hand, and may restrict our investments, transactions and operations. For example, the BHCA regulations applicable to BNY Mellon and us may, among other things, restrict our ability to make certain investments or the size of certain investments, impose a maximum holding period on some or all of our investments, and restrict our Adviser’s ability to participate in the management and operations of the companies in which we invest. In addition, certain BHCA regulations may require aggregation of the positions owned, held or controlled by related entities. Thus, in certain circumstances, positions held by BNY Mellon and its affiliates (including our Adviser) for client and proprietary accounts may need to be aggregated with positions held by us. In this case, where BHCA regulations impose a cap on the amount of a position that may be held, BNY Mellon may utilize available capacity to make investments for its proprietary accounts or for the accounts of other clients, which may require us to limit and/or liquidate certain investments. Additionally, BNY Mellon may in the future, in its sole discretion and without notice to investors, engage in activities impacting us and/or our Adviser in order to comply with the BHCA or other legal requirements applicable to, or reduce or eliminate the impact or applicability of any bank regulatory or other restrictions on BNY Mellon, us or other funds and accounts managed by our Adviser and its affiliates. “See Risk Factors — Risks Relating to Our Business and Structure — Our activities may be limited as a result of being controlled by a bank holding company.”

CUSTODIAN, TRANSFER AGENT AND REGISTRAR

Our securities are held by State Street Bank and Trust Company pursuant to a custody agreement. The principal business address of State Street Bank and Trust Company is 225 Franklin Street, Boston, Massachusetts 02110. Computershare Trust Company, N.A. will serve as our transfer agent and registrar. The principal business address of Computershare Trust Company, N.A. is 250 Royall Street, Canton, MA 02021.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our board of directors, our Adviser will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. Our Adviser generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, our Adviser may select a broker based upon brokerage or research services provided to our Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided.

UNDERWRITING

We are offering the Notes described in this prospectus through the underwriters named below. [•] is acting as the representative of the underwriters of this offering. Subject to the terms and conditions contained in an underwriting agreement among us and the underwriters named below, each of the underwriters have severally agreed to purchase the aggregate principal amount listed next to its name in the following table.

Underwriters	Principal Amount

Total	[•]

The underwriting agreement provides that the underwriters must buy all of the Notes if they buy any of them. However, the underwriters are not required to take or pay for the Notes covered by the underwriters’ over-allotment option described below.

Our Notes are offered subject to a number of conditions, including:

•	receipt and acceptance of our Notes by the underwriters; and
•	the underwriters’ right to reject orders in whole or in part.

In connection with this offering, certain of the underwriters or securities dealers may distribute prospectuses electronically.

The principal business address of [•] is [•].

Over-allotment Option

We will grant the underwriters an option to buy up to $[•] in aggregate principal amount of additional Notes at the public offering price less the underwriting discount. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with this offering. The underwriters will have 30 days from the date of our final prospectus to exercise this option. If the underwriters exercise this option, they will each purchase additional shares approximately in proportion to the amounts specified in the table above.

Commissions and Discounts

The following table shows the public offering price and underwriting discounts. The information assumes either no exercise or full exercise by the underwriters of the over-allotment option.

	Per Note	Without Option	With Option
Public Offering Price	%	$	$
Sales load (underwriting discount and commission) payable by us	%	$	$
Proceeds, before expenses, to us	%	$	$

The underwriters propose to offer some of the Notes to the public at the public offering price set forth on the cover page of this prospectus and some of the Notes to certain other Financial Industry Regulatory Authority (FINRA) members at the public offering price less a concession not in excess of     % of the aggregate principal amount of the Notes. The underwriters may allow,

and the dealers may reallow, a discount not in excess of     % of the aggregate principal amount of the Notes. After the initial offering of the Notes to the public, the public offering price and such concessions may be changed. No such change shall change the amount of proceeds to be received by us as set forth on the cover page of this prospectus.

The expenses of the offering, not including the sales load, are estimated to be approximately $[•] and are payable by us, which includes an amount not to exceed $[•  ] that we have agreed to reimburse the underwriters for certain underwriter counsel fees and expenses incurred by them in connection with this offering.

We and our Adviser have agreed to indemnify the underwriters against certain liabilities, including certain liabilities under the Securities Act, or contribute to payments the underwriters may be required to make in respect of those liabilities.

The Nasdaq Global Select Market Listing

The Notes are a new issue of securities with no established trading market. The Notes have been approved for listing on the NASDAQ Global Select Market under the symbol “[•].” We expect trading in the Notes on the NASDAQ Global Select Market to begin within 30 days after the original issue date. Currently there is no public market for the Notes.

We have been advised by the underwriters that they presently intend to make a market in the Notes after completion of the offering as permitted by applicable laws and regulations. The underwriters are not obligated, however, to make a market in the Notes and any such market-making may be discontinued at any time in the sole discretion of the underwriters without any notice. Accordingly, no assurance can be given as to the liquidity of, or development of a public trading market for, the Notes. If an active public trading market for the Notes does not develop, the market price and liquidity of the Notes may be adversely affected.

Settlement

We expect that delivery of the Notes will be made to investors on or about     , 2014, which will be the [third] business day following the date of this prospectus (such settlement being referred to as “T+[3]”).

Price Stabilization; Short Positions

In connection with this offering, the underwriters may engage in activities that stabilize, maintain or otherwise affect the price of our securities, including:

•	stabilizing transactions;
•	short sales;
•	purchases to cover positions created by short sales;
•	imposition of penalty bids; and
•	syndicate covering transactions.

Stabilizing transactions consist of bids or purchases made for the purpose of preventing or retarding a decline in the market price of our securities while this offering is in progress. These transactions may also include making short sales of our securities, which involve the sale by the underwriters of a greater aggregate principal amount of the Notes than they are required to purchase in this offering and purchasing securities on the open market to cover positions created by short sales. Short sales may be “covered short sales,” which are short positions in an amount not greater than the underwriters’ over-allotment option referred to above, or may be “naked short sales,” which are short positions in excess of that amount.

The underwriters may close out any covered short position by either exercising their over-allotment option, in whole or in part, or by purchasing Notes in the open market. In making this determination, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase Notes through the over-allotment option.

Naked short sales are in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the Notes in the open market that could adversely affect investors who purchased in this offering.

The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representative has repurchased Notes sold by or for the account of that underwriter in stabilizing or short covering transactions.

As a result of these activities, the price of the Notes may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the underwriters at any time. The underwriters may carry out these transactions on the NASDAQ Global Select Market, in the over-the-counter market or otherwise.

Additional Compensation to Underwriters

Certain of the underwriters and their affiliates may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with us or our controlled affiliates. They may in the future receive customary fees and commissions for these transactions.

In addition, in the ordinary course of their business activities, the underwriters and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including the credit facility and other bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. The underwriters and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLC, Washington, DC 20001 and for the underwriters by [              ].

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have selected KPMG LLP as our independent registered public accounting firm. The financial statements of BNY Mellon-Alcentra Mezzanine III, L.P., predecessor to Alcentra Capital Corporation, as of and for the years ended December 31, 2013 and 2012 included in this prospectus have been so included in reliance on the report of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the Notes offered by this prospectus. The registration statement contains additional information about us and the Notes being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.

We maintain a website at www.alcentracapital.com and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus, and you should not consider information on our website to be part of this prospectus. You may also obtain such information by contacting us in writing at 200 Park Avenue, 7th Floor, New York, New York 10166. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

Index To Financial Statements

Page No.
Unaudited Financial Statements:
Consolidated Financial Statements of Alcentra Capital Corporation
Statement of Assets and Liabilities as of June 30, 2014	F-2
Statement of Operations for the period from May 8, 2014 (commencement of operations) to June 30, 2014	F-3
Statement of Changes in Net Assets for the period from May 8, 2014 (commencement of operations) to June 30, 2014	F-5
Consolidated Statement of Cash Flows for the period from May 8, 2014 (commencement of operations) to June 30, 2014	F-6
Schedule of Investments of Alcentra Capital Corporation as of June 30, 2014	F-7
Financial Statements of BNY Mellon-Alcentra Mezzanine III, L.P.
Statement of Assets and Liabilities as of December 31, 2013	F-37
Statement of Operations for the period from April 1, 2014 to May 7, 2014, for the period from January 1, 2014 to May 7, 2014, and for the three- and six-month periods ended June 30, 2013	F-38
Statement of Changes in Net Assets for the period from January 1, 2014 to May 7, 2014 and for the six-month period ended June 30, 2013	F-39
Statement of Cash Flows for the period of January 1, 2014 to May 7, 2014 and for the six-month period ended June 30, 2013 (unaudited)	F-40
Schedule of Investments of BNY Mellon-Alcentra Mezzanine III, L.P. as of December 31, 2013	F-45
Notes to Unaudited Consolidated Financial Statements	F-48

Alcentra Capital Corporation and Subsidiary
Consolidated Statement of Assets and Liabilities

	Alcentra Capital Corporation and Subsidiary	BNY Mellon-Alcentra Mezzanine III, L.P.
	As of June 30, 2014 (Unaudited)	As of December 31, 2013
Assets
Portfolio investments, at fair value
Non-controlled, non-affiliated investments, at fair value (cost of $113,745,142 and $57,569,745, respectively)	$113,692,949	$63,987,210
Non-controlled, affiliated investments, at fair value (cost $52,152,865 and $35,529,197, respectively)	52,003,354	35,037,384
Controlled, affiliated investments, at fair value (cost $33,013,696 and $27,274,576, respectively)	34,547,873	25,941,243
Total of portfolio investments, at fair value (cost $198,911,703 and $120,373,518, respectively)	200,244,176	124,965,837
Cash	24,407,025	729,431
Dividends and interest receivable	560,915	736,223
Due from Limited Partners	—	6,635
Deferred financing costs	1,558,296	—
Prepaid expenses and other assets	256,101	350,000
Total Assets	$227,026,513	$126,788,126
Liabilities
Credit facility payable	$22,601,654	$15,000,000
Other accrued expenses and liabilities	83,569	326,696
Accrued organization and offering costs	1,692,023	—
Due to affiliate	—	10,989
Directors’ fees payable	80,000	—
Interest and credit facility expense payable	93,623	15,614
Management fee payable	524,548	715,014
Distributions payable	2,405,984	168
Capital contributions paid in advance	—	80,218
Total Liabilities	27,481,401	16,148,699
Commitments and Contingencies (Note 12)
Net Assets
General Partner	—	4,967,879
Limited Partners	—	105,671,548
Common stock, par value $0.001 per share (100,000,000 shares authorized, 13,516,766 shares issued and outstanding)	13,517	—
Additional paid-in capital	198,150,479	—
Accumulated net realized gain (loss)	—	—
Accumulated net investment income	48,643	—
Net unrealized appreciation (depreciation) on investments	1,332,473	—
Total Net Assets	199,545,112	110,639,427
Total Liabilities and Net Assets	$227,026,513	$126,788,126
Net Asset Value Per Share	$14.76	N.A.

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation and Subsidiary
Consolidated Statement of Operations (Unaudited)

	BNY Mellon- Alcentra Mezzanine III, L.P.	Alcentra Capital Corporation and Subsidiary	BNY Mellon- Alcentra Mezzanine III, L.P.	BNY Mellon- Alcentra Mezzanine III, L.P.	Alcentra Capital Corporation and Subsidiary	BNY Mellon- Alcentra Mezzanine III, L.P.
	For the period from April 1, 2014 through May 7, 2014 (Unaudited)	For the period from May 8, 2014* through June 30, 2014 (Unaudited)	For the three months ended June 30, 2013 (Unaudited)	For the period from January 1, 2014 through May 7, 2014 (Unaudited)	For the period from May 8, 2014* through June 30, 2014 (Unaudited)	For the six months ended June 30, 2013 (Unaudited)
Investment Income:
From non-controlled, non-affiliated investments:
Interest income from portfolio investments	$942,684	$1,694,875	$1,410,955	$2,335,475	$1,694,875	$2,703,395
Paid in-kind interest income from portfolio investments	196,299	469,072	152,509	569,637	469,072	303,643
Other income from portfolio investments	544,872	—	44,713	649,961	—	68,972
Dividend income from portfolio investments	—	—	—	251,752	—	—
From non-controlled, affiliated investments:
Interest income from portfolio investments	364,795	574,922	797,163	1,089,807	574,922	1,668,782
Paid in-kind interest income from portfolio investments	146,467	252,888	25,464	341,850	252,888	53,850
Other income from portfolio investments	766,907	—	13,931	788,083	—	21,642
From controlled, affiliated investments:
Interest income from portfolio investments	255,633	458,872	303,333	769,953	458,872	566,666
Paid in-kind interest income from portfolio investments	115,201	183,995	—	521,321	183,995	—
Other income from portfolio investments	433,573	—	1,595	444,055	—	3,124
Dividend income from portfolio investments	—	—	—	—	—	—
Total investment income	3,766,431	3,634,624	2,749,663	7,761,894	3,634,624	5,390,074
Expenses:
Management fees	—	524,548	707,246	699,473	524,548	1,398,088
Professional fees	5,315	83,570	56,287	84,642	83,570	83,828
Interest and credit facility expense	9,267	290,134	32,704	50,214	290,134	65,491
Organization expense	—	180,953	—	—	180,953	—
Directors’ fees	—	80,000	—	—	80,000	—
Other expenses	7	20,792	—	7	20,792	—
Total expenses	14,589	1,179,997	796,237	834,336	1,179,997	1,547,407
Net investment income	3,751,842	2,454,627	1,953,426	6,927,558	2,454,627	3,842,667
Realized Gain (Loss) and Net Change in Unrealized Appreciation (Depreciation) from Portfolio Investments
Net realized gain (loss) on:
Non-controlled, non-affiliated investments	(42,448)	—	41,628	51,961	—	41,628
Non-controlled, affiliated investments	—	—	—	—	—	—
Controlled, affiliated investments	—	—	—	—	—	—
Net realized gain (loss) from portfolio investments	(42,448)	—	41,628	51,961	—	41,628

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation and Subsidiary
Consolidated Statement of Operations (Unaudited)

	BNY Mellon- Alcentra Mezzanine III, L.P.	Alcentra Capital Corporation and Subsidiary	BNY Mellon- Alcentra Mezzanine III, L.P.	BNY Mellon- Alcentra Mezzanine III, L.P.	Alcentra Capital Corporation and Subsidiary	BNY Mellon- Alcentra Mezzanine III, L.P.
	For the period from April 1, 2014 through May 7, 2014 (Unaudited)	For the period from May 8, 2014* through June 30, 2014 (Unaudited)	For the three months ended June 30, 2013 (Unaudited)	For the period from January 1, 2014 through May 7, 2014 (Unaudited)	For the period from May 8, 2014* through June 30, 2014 (Unaudited)	For the six months ended June 30, 2013 (Unaudited)
Net change in unrealized appreciation (depreciation) on:
Non-controlled, non-affiliated investments	239,964	(52,193)	1,495,643	2,974,591	(52,193)	1,708,995
Non-controlled, affiliated investments	(182,597)	(149,511)	12,000	—	(149,511)	41,000
Controlled, affiliated investments	(279,333)	1,534,177	—	—	1,534,177	—
Net change in unrealized appreciation (depreciation) from portfolio investments	(221,966)	1,332,473	1,507,643	2,974,591	1,332,473	1,749,995
Net realized gain (loss) and net change in unrealized appreciation (depreciation) from portfolio investments	(264,414)	1,332,473	1,549,271	3,026,552	1,332,473	1,791,623
Net Increase in Net Assets from Operations	$3,487,428	$3,787,100	$3,502,697	$9,954,110	$3,787,100	$5,634,290
Basic and diluted:
Net investment income per share	N.A.	$0.18	N.A.	N.A.	$0.18	N.A.
Earnings per share	N.A.	$0.28	N.A.	N.A.	$0.28	N.A.
Weighted Average Shares of Common Stock Outstanding	N.A.	13,516,766	N.A.	N.A.	13,516,766	N.A.
Dividends declared per common share	N.A.	$0.1780	N.A.	N.A.	$0.1780	N.A.

*	Commencement of operations of the Company

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation and Subsidiary
Consolidated Statement of Changes in Net Assets (Unaudited)

	BNY Mellon- Alcentra Mezzanine III, L.P.	Alcentra Capital Corporation and Subsidiary	BNY Mellon-Alcentra Mezzanine III, L.P.
	For the period from January 1, 2014 through May 7, 2014 (Unaudited)	For the period from May 8, 2014* through June 30, 2014 (Unaudited)	For the six months ended June 30, 2013 (Unaudited)
Beginning Balances
General Partner	4,967,879	N.A.	3,237,056
Limited Partners	105,671,548	N.A.	93,482,529
Total Beginning Balances	110,639,427	N.A.	96,719,585
Capital contributions
General Partner	—	N.A.	—
Limited Partners	58,915,014	N.A.	10,907,266
Total	58,915,014	N.A.	10,907,266
Distributions
General Partner	—	N.A.	(74,140)
Limited Partners	(3,941,341)	N.A.	(4,827,972)
Total	(3,941,341)	N.A.	(4,902,112)
Net increase in net assets resulting from operations
General Partner	924,600	N.A.	—
Limited Partners	9,029,510	N.A.	5,634,290
Total	9,954,110	N.A.	5,634,290
Carried interest allocation
General Partner	(5,966,619)	N.A.	—
Limited Partners	5,966,619	N.A.	—
Total	—	N.A.	—
Total – General Partner	(74,140)	N.A.	3,162,916
Total – Limited Partners	175,641,350	N.A.	105,196,113
Ending Balance	$175,567,210	N.A.	$108,359,029
Increase (decrease) in net assets resulting from operations
Net investment income	N.A.	2,454,627	N.A.
Net realized gain (loss) on investments	N.A.	—	N.A.
Net change in unrealized appreciation (depreciation) on investments	N.A.	1,332,473	N.A.
Net increase in net assets resulting from operations	N.A.	3,787,100	N.A.
Capital transactions
Proceeds from issuance of common stock from initial public offering (net of sales load)	N.A.	107,912,490	N.A.
Proceeds from issuance of common stock to Limited Partners	N.A.	91,500,000	N.A.
Offering costs	N.A.	(1,249,994)	N.A.
Net increase (decrease) in net assets resulting from capital transactions	N.A.	198,162,496	N.A.
Distributions to shareholders from:
Net investment income	N.A.	(2,405,984)	N.A.
Realized gains	N.A.	—	N.A.
Total distributions to shareholders	N.A.	(2,405,984)	N.A.
Total increase (decrease) in net assets	N.A.	199,543,612	N.A.
Net assets at beginning of period	N.A.	1,500	N.A.
Net assets at end of period (including Accumulated net investment income (loss) of $48,643)	N.A.	$199,545,112	N.A.

*	Commencement of operations of the Company

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation and Subsidiary
Consolidated Statement of Cash Flows (Unaudited)

	BNY Mellon-Alcentra Mezzanine III, L.P.	Alcentra Capital Corporation and Subsidiary	BNY Mellon-Alcentra Mezzanine III, L.P.
	For the period from January 1, 2014 through May 7, 2014	For the period from May 8, 2014* through June 30, 2014	For the six months ended June 30, 2013
	(Unaudited)	(Unaudited)	(Unaudited)
Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$9,954,110	$3,787,100	$5,634,290
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Net realized (gain) loss from portfolio investments	(51,961)	—	(41,628)
Net change in unrealized (appreciation) depreciation of portfolio investments	(2,974,591)	(1,332,473)	(1,749,995)
Paid in-kind interest income from portfolio investments	(1,432,808)	(905,955)	(357,493)
Accretion of discount on debt securities	(2,122,109)	(358,706)	(61,622)
Purchases of portfolio investments	(48,769,079)	(108,502,613)	(14,969,063)
Net proceeds from sale/return of capital of portfolio investments	15,780,666	2,355,571	1,291,628
Amortization of deferred financing costs	—	(70,779)	—
(Increase) decrease in operating assets:
Dividends and interest receivable	87,770	(560,915)	(162,363)
Due from Limited Partners	(30,023)	—	217,408
Deferred financing costs	—	(1,487,517)	—
Prepaid expenses and other assets	348,518	(256,101)	(21,172)
Escrow receivable	—	—	180,525
Increase (decrease) in operating liabilities:
Other accrued expenses and liabilities	25,661	83,570	(40,948)
Accrued organization and offering costs	—	442,029	—
Due to affiliate	(5,940)	—	8,352
Directors' fees payable	—	80,000	—
Interest and credit facility expense payable	(15,614)	93,623	6,300
Management fee payable	(714,014)	524,547	—
Net cash used in operating activities	(29,919,414)	(106,108,619)	(10,065,781)
Cash Flows from Financing Activities
Proceeds from issuance of common stock from initial public offering	—	107,912,490	—
Proceeds from bridge facility	—	94,126,403	—
Payment of bridge facility	—	(94,126,403)	—
Proceeds from credit facility payable	15,000,000	29,989,154	15,664,063
Payment from credit facility payable	—	(7,387,500)	—
Capital contributions received from Partners	58,834,796	—	10,907,266
Repayment of credit facility payable	(30,000,000)	—	(10,000,000)
Cash distributions paid to Partners	(3,941,341)	—	(4,901,944)
Net cash provided by financing activities	39,893,455	130,514,144	11,669,385
Increase (decrease) in cash and cash equivalents	9,974,041	24,405,525	1,603,604
Cash and cash equivalents at beginning of period	729,431	1,500	869,836
Cash and Cash Equivalents at End of Period	$10,703,472	$24,407,025	$2,473,440
Supplemental and non-cash financing activities:
Cash paid during the period for interest	$65,828	$196,511	$59,191
Accrued offering costs	$—	$1,249,994	$—
Accrued distributions payable	$168	$2,405,984	$168
Acquisition of investments via exchange of common shares of the Company	$—	$91,500,000	$—

*	Commencement of operations of the Company

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation

Consolidated Schedule of Investments
As of June 30, 2014
(Unaudited)

Company***	Industry	Interest Rate	Base Rate Floor	Maturity Date	No. Shares/ Principal Amount	Cost(1)	Fair Value	% of Net Assets
Investments in Non-Controlled, Non-Affiliated Portfolio Companies — 56.98%
Senior Secured – First Lien — 20.86%
Aphena Pharma Solutions(2)	Packaging	7% Cash and 3.5% PIK		3/3/2019	3,233,525	$3,233,525	$3,233,465	1.62%
Black Diamond Rentals	Oil & Gas Services	10% Cash and 4% PIK		7/8/2018	13,917,289	13,917,289	13,917,289	6.98%
Datascan Holdings	Business Services	L + 9.50%	1.00%	12/17/2018	3,000,000	3,000,000	3,000,000	1.50%
HealthFusion, Inc	Healthcare Services	13% Cash		10/7/2018	5,750,000	5,750,000	5,750,000	2.88%
Response Team Holdings LLC	Restoration Services	LIBOR + 8.50% Cash, 1.00% PIK	2.00%	3/28/2019	9,469,803	9,469,803	9,469,803	4.75%
Well Biz Brands	Consumer Services	7% Cash and 3.5% PIK		10/23/2018	6,249,459	6,249,459	6,249,459	3.13%
Total Senior Secured – First Lien						41,620,076	41,620,016	20.86%
Senior Secured – Second Lien — 3.70%
Puerto Rico Cable Acquisition Company d/b/a Choice Cable TV	Media: Broadcasting & Subscription	L + 8.50%	1.00%	5/30/2019	7,500,000	7,388,308	7,388,308	3.70%
Total Senior Secured – Second Lien						7,388,308	7,388,308	3.70%
Senior Subordinated – 16.22%
Dentistry For Children, Inc.(5)	Healthcare Services	11% Cash, 2.25% PIK		9/1/2017	14,288,927	$14,284,238	$14,344,566	7.19%
GTT Communications	Telecommunication Services	11% Cash		6/30/2016	6,232,125	6,232,125	6,250,000	3.13%
Media Storm, LLC	Media & Entertainment	10% Cash		8/28/2019	3,000,000	3,000,000	3,000,000	1.51%
Wholesome Sweeteners, Inc.	Food & Beverage	12% Cash, 2% PIK		10/6/2017	8,592,682	8,592,681	8,757,999	4.39%
Total Senior Subordinated						32,109,044	32,352,565	16.22%
Equity/Other – 16.20%
American Addiction Centers, Series A Redeemable Preferred Equity(3)	Healthcare & Pharmaceuticals	12% Cash		4/13/2019	8,000,000	8,000,000	8,000,000	4.01%
City Carting Holding Company, Inc.,
Series A Preferred Shares(4)	Waste Management	7% Cash, 15% PIK		4/30/2015	7,546,381	7,546,381	7,570,000	3.79%
Series B Preferred Shares(4)		10% Cash, 8% PIK			3,921,899	3,921,899	3,932,060	1.97%
						11,468,280	11,502,060	5.76%
Dentistry For Children, Inc., Class A-1 Units(4)	Healthcare Services				2,203,000	2,203,000	2,125,000	1.06%
HealthFusion, Inc., Warrants(4)	Healthcare Services				418,000	418,000	350,000	0.18%
Media Storm, LLC, Preferred Shares(4)	Media & Entertainment				2,346,964	2,346,964	2,374,000	1.19%
Proserve Offshore Group, Warrants(4)	Oil & Gas Services			6/21/2018	793,000	793,000	824,000	0.41%

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation

Consolidated Schedule of Investments
June 30, 2014
(Unaudited)

Company	Industry	Interest Rate	Base Rate Floor	Maturity Date	No. Shares/Principal Amount	Cost(1)	Fair Value	% of Net Assets
Response Team Holdings LLC, Preferred Shares(4)	Restoration Services	12%		3/28/2019	2,398,470	$2,398,470	$2,436,000	1.22%
Wholesome Sweeteners, Inc., Common Shares(4)	Food & Beverage				5,000	5,000,000	4,721,000	2.37%
Total Equity/Other						32,627,714	32,332,060	16.20%
Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies						113,745,142	113,692,949	56.98%
Investments in Non-Controlled, Affiliated Portfolio Companies — 26.06%*
Senior Secured – First Lien — 3.35%
Show Media, Inc.	Media & Entertainment	5.5% Cash, 5.5% PIK		8/10/2017	6,432,151	6,432,152	6,692,000	3.35%
Total Senior Secured – First Lien						6,432,152	6,692,000	3.35%
Senior Subordinated — 15.97%
Battery Solutions, Inc.	Environmental/ Energy Services	12% Cash, 2% PIK		12/20/2018	5,157,289	5,157,289	5,157,289	2.58%
DBI Holding, LLC	Infrastructure Maintenance	12% Cash, 1% PIK		9/5/2019	8,566,182	8,566,182	8,587,836	4.30%
		13% PIK		9/6/2019	6,741,913	6,251,501	6,223,665	3.12%
						14,817,683	14,811,501	7.42%
Net Access Corporation	Technology	13% Cash		7/19/2018	3,920,230	3,920,230	3,920,230	1.97%
Southern Technical Institute, Inc.	Education	12.5% Cash		10/15/2016	8,233,333	7,983,333	7,983,333	4.00%
Total Senior Subordinated						31,878,535	31,872,353	15.97%
Equity/Other — 6.74%
Battery Solutions, Inc., Class A Units(4)	Environmental/ Energy Services				5,000,000	1,058,000	977,000	0.49%
DBI Holding, LLC, Warrants(4)	Infrastructure Maintenance				519,412	519,411	972,000	0.49%
Net Access Corporation, Class A Units(4)	Technology				8,112,000	8,112,000	8,930,001	4.47%
Show Media, Inc., Units(4)	Media & Entertainment				300,000	300,000	—	—
Southern Technical Institute, Inc.,
Class A Units(4)	Education				3,503,629	3,742,500	2,449,733	1.23%
Warrants(4)					110,267	110,267	110,267	0.06%
						3,852,767	2,560,000	1.29%
Total Equity/Other						13,842,178	13,439,001	6.74%
Total Investments in Non-Controlled, Affiliated Portfolio Companies						52,152,865	52,003,354	26.06%

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation

Consolidated Schedule of Investments
June 30, 2014
(Unaudited)

Company	Industry	Interest Rate	Base Rate Floor	Maturity Date	No. Shares/Principal Amount	Cost(1)	Fair Value	% of Net Assets
Investments in Controlled, Affiliated Portfolio Companies — 17.31%**
Senior Secured – First Lien — 11.98%
FST Technical Services, LLC	Technology & Telecom	12% Cash, 2% PIK		11/18/2018	12,656,874	$12,656,874	$12,656,874	6.34%
The DRC Group	Disaster Recovery Services	10% Cash		1/11/2020	5,000,000	5,000,000	5,000,000	2.51%
The DRC Group(5)		8% Cash		12/31/2014	6,247,621	6,247,620	6,248,000	3.13%
						11,247,620	11,248,000	5.64%
Total Senior Secured – First Lien						23,904,494	23,904,874	11.98%
Equity/Other — 5.33%
FST Technical Services, LLC, Common Shares(4)	Technology & Telecom				1,806,542	1,806,542	2,944,999	1.47%
The DRC Group, Preferred Shares(4)	Disaster Recovery Services	10% PIK			7,302,660	7,302,660	7,698,000	3.86%
Total Equity/Other						9,109,202	10,642,999	5.33%
Total Investments in Controlled, Affiliated Portfolio Companies						33,013,696	34,547,873	17.31%
Total Investments						198,911,703	200,244,176	100.35%
Liabilities In Excess Of Other Assets							(699,064)	(0.35)%
Net Assets							$199,545,112	100.00%

(1)	The cost of debt securities is adjusted for accretion of discount and interest paid in-kind on such securities.
(2)	After September 30, 2014, 8.5% Cash Coupon and 2% PIK Coupon.
(3)	The Company provided financing to Behavioral Healthcare Realty, a wholly owned subsidiary of American Addiction Centers.
(4)	Non-income producing security.
(5)	The investment has an unfunded commitment as of June 30, 2014 which is excluded from the presentation (see Note 12).

Abbreviation Legend

PIK — Payment-In-Kind

See notes to unaudited consolidated financial statements

Alcentra Capital Corporation

Consolidated Schedule of Investments
June 30, 2014
(Unaudited)

*	Denotes investments in which the Company is an “Affiliated Person” but not exercising a controlling influence, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 5% but less than 25% of the outstanding voting securities of the investment. Transactions during the six months ended June 30, 2014 in these affiliated investments are as follows:

Name of Issuers	Fair Value at December 31, 2013	Gross Addition	Gross Reductions	Interest/ Dividend/ Other income	Fair Value at June 30, 2014
Battery Solutions, Inc.	$6,075,969	$—	$—	$510,105	$6,134,289
DBI Holding, LLC	—	15,000,000	—	1,142,289	15,783,501
Net Access Corporation	11,964,457	—	—	345,374	12,850,231
Show Media, Inc.	6,294,000	300,000	—	403,347	6,692,000
Southern Technical Institute, Inc.	10,702,958	—	500,000	646,435	10,543,333
	$35,037,384	$15,300,000	$500,000	$3,047,550	$52,003,354
**	Denotes investments in which the Company is an “Affiliate Person” and exceeding a controlling influence, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 25% of the outstanding voting securities of the investment. Transactions during the six months ended June 30, 2014 in these affiliated and controlled investments are as follows:

Name of Issuers	Fair Value at December 31, 2013	Gross Addition	Gross Reductions	Interest/ Dividend/ Other income	Fair Value at June 30, 2014
The DRC Group	$11,906,520	$8,103,191	$1,855,571	$1,143,392	$18,946,000
FST Technical Services	14,034,723	—	—	1,234,804	15,601,873
	$25,941,243	$8,103,191	$1,855,571	$2,378,196	$34,547,873
***	Pledged as collateral under the credit facility with ING Capital LLC.

See notes to unaudited consolidated financial statements

BNY Mellon-Alcentra Mezzanine III, L.P.

Schedule of Investments
December 31, 2013

Investment Description	Industry	Type of investment	Par/Share Amount	Maturity	Cost as of December 31, 2013(1)	Fair Value as of December 31, 2013
Investments in Non-Controlled, Non-Affiliated Portfolio Companies
Proserv Offshore Group (.72%)*	Energy Services	Warrant	—	6/21/2018	$5	$793,000
City Carting Holding Company, Inc. (9.76%)*	Waste Management	Series A Preferred Shares (7% Cash, 15% PIK)(2)	571	4/30/2015	7,028,768	7,028,768
		Series B Preferred Shares (10% Cash, 8% PIK)	329	—	3,774,016	3,774,016
Dentistry For Children, Inc. (11.14%)*	Healthcare Services	Senior Subordinated Note (11% Cash, 2.25% PIK)	$10,638,182	9/1/2017	10,622,797	10,622,797
		Equity	1,500,000	—	1,500,000	1,703,000
GTT Communications Inc. (9.48%)*	Telecommunication Services	Senior Subordinated Note (11% Cash)	$4,750,000	6/30/2016	4,343,184	4,343,184
		Common Shares	666,666.66	—	2,000,000	4,769,000
		Warrant	—	—	410,939	1,381,000
HealthFusion, Inc. (5.50%)*	Healthcare Services	Senior Subordinated Note (13% Cash)	$5,750,000	11/18/2018	5,665,994	5,665,994
		Warrants	—	—	—	418,000
Kaseman Holdings, LLC/Sallyport Holdings, LLC (0.54%)*	Defense Service	Class A interest	500,000	—	500,000	594,409
Media Storm, LLC (9.49%)*	Media & Entertainment	Senior Subordinated Note (12% Cash, 2% PIK)	$8,219,008	10/23/2017	8,155,514	8,155,514
		Preferred Shares	1,216,204	—	1,176,964	2,346,964
Wholesome Sweeteners, Inc. (11.20%)*	Food Distribution	Senior Subordinated Notes (12% Cash, 2% PIK)	$8,079,306	10/6/2017	7,891,564	7,891,564
		Common Shares	4,500	—	4,500,000	4,500,000
Total Non-Controlled, Non-Affiliated (57.83%)*					$57,569,745	$63,987,210

See notes to unaudited consolidated financial statements

BNY Mellon-Alcentra Mezzanine III, L.P.

Schedule of Investments
December 31, 2013

Investment Description	Industry	Type of investment	Percentage of class owned	Maturity	Cost as of December 31, 2013(1)	Fair Value as of December 31, 2013
Investments in Non-Controlled, Affiliated Portfolio Companies**
Battery Solutions, Inc. (5.49%)*	Energy Services	Senior Subordinated Note (12% Cash, 2% PIK)	$5,105,732	12/20/2018	$5,017,969	$5,017,969
		Class A Units	5,000,000	—	5,000,000	1,058,000
Net Access Corporation (10.81%)*	Technology	Senior Subordinated Note (13% Cash)	$3,920,230	7/19/2018	3,852,457	3,852,457
		Class A Units	3,000,000	—	3,000,000	8,112,000
Show Media, Inc. (5.69%)*	Media & Entertainment	Senior Secured Note (5.5% Cash, 5.5% PIK) (3)	$7,068,750	8/10/2017	7,068,750	6,294,000
Southern Technical Institute, Inc. (9.68%)*	Education	Senior Subordinated Note (12.5% Cash)	$8,483,333	10/15/2016	8,425,691	8,425,691
		Class A Units	3,000,000	—	3,164,063	2,167,000
		Warrants	—	—	267	110,267
Total Non-Controlled, Affiliated Portfolio Companies (31.67%)*					$35,529,197	$35,037,384
Investments in Controlled, Affiliated Portfolio Companies***
The DRC Group (10.76%)*	Disaster Recovery	Senior Secured Note (10% Cash)	$5,000,000	1/11/2020	4,906,520	4,906,520
	Services	Preferred Shares (10% PIK)	—	—	8,333,333	7,000,000
FST Technical Services, LLC (12.69%)*	Technology and Telecom	Senior Subordinated Note (12% Cash, 2% PIK)	$12,530,556	11/18/2018	12,284,723	12,284,723
		Common Shares	1,750,000		1,750,000	1,750,000
Total Non-Controlled, Affiliated Portfolio Companies (23.45%)*					$27,274,576	$25,941,243
Total Portfolio Investments (112.95%)*					$120,373,518	$124,965,837

(1)	The cost of debt securities is adjusted for accretion of discount and interest paid in-kind on such securities.
(2)	Paid in-kind.
(3)	Amended on December 31, 2013 (due to default) to 5.5% cash and 5.5% PIK effective January 1, 2014.
*	Fair value as a percentage of Net Assets.
**	Denotes investments in which the Partnership is an “Affiliated Person” but not exercising a controlling influence, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 5% but less than 25% of the outstanding voting securities of the investment. Transactions during the year ended December 31, 2013 in these affiliated investments are as follows:

Name of Issuers	Fair Value at December 31, 2012	Gross Addition	Gross Reductions	Interest/ Dividend/ Other income	Fair Value at December 31, 2013
Battery Solutions, Inc.	$9,902,220	$115,749	$—	$735,815	$6,075,969
Kaseman Holdings, LLC/Sallyport Holdings, LLC (aka KS International, LLC)	471,000	—	—	—	—
Net Access Corporation	8,593,721	8,736	250,000	536,957	11,964,457
Show Media, Inc.	10,529,000	—	2,931,250	715,656	6,294,000
Southern Technical Institute, Inc.	12,778,476	178,212	1,366,667	1,174,125	10,702,958
	$42,274,417	$302,697	$4,547,917	$3,162,553	$35,037,384

See notes to unaudited consolidated financial statements

***	Denotes investments in which the Partnership is an “Affiliate Person” and exceeding a controlling influence, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 25% of the outstanding voting securities of the investment. Transactions during the year ended December 31, 2013 in these affiliated and controlled investments are as follows:

Name of Issuers	Fair Value at December 31, 2012	Gross Addition	Gross Reductions	Interest/ Dividend/ Other income	Fair Value at December 31, 2013
The DRC Group	$—	$13,239,853	$—	$550,964	$11,906,520
FST Technical Services	—	14,034,723	—	218,056	14,034,723
	$—	$27,274,576	$—	$769,020	$25,941,243

See notes to unaudited consolidated financial statements

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014 (Unaudited)

1. Organization and Purpose

Alcentra Capital Corporation (the “Company”, “Alcentra”, “we”, “us” or “our”) was formed as a Maryland corporation on June 4, 2013 as an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). Furthermore, as the Company is an investment company, it continues to apply the guidance in FASB Accounting Standards Codification (“ASC”) Topic 946. Alcentra is managed by Alcentra NY, LLC (the “Adviser” or “Alcentra NY”), registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). In addition, for U.S. federal income tax purposes, Alcentra intends to elect to be treated as a regulated investment company (“RIC”), commencing with its tax year ending December 31, 2014, under Subchapter M of the Internal Revenue Code of 1986 (the “Code”).

The Company was formed for the purpose of acquiring certain assets held by BNY Mellon-Alcentra Mezzanine III, L.P. (the “Partnership”). The Partnership is a Delaware limited partnership, which commenced operations on May 14, 2010 (the “Commencement Date”). BNY Mellon-Alcentra Mezzanine III (GP), L.P. (the “General Partner”), a Delaware limited liability company, is the General Partner of the Partnership. BNY Mellon-Alcentra Mezzanine Partners (the “Manager”), a division of Alcentra NY, LLC and an affiliate of the General Partner, manages the investment activities of the Partnership. Alcentra NY is wholly-owned by BNY Alcentra Group Holdings, Inc. (“Alcentra Group”), which is wholly-owned by The Bank of New York Mellon Corporation.

On May 8, 2014 (commencement of operations), the Company acquired all of the assets of the Partnership other than its investment in the shares of common stock and warrants to purchase common stock of GTT Communications (the “Fund III Acquired Assets”) for $64.4 million in cash and $91.5 million in shares of Alcentra’s common stock. Alcentra’s investment activities are managed by the Adviser. Concurrent with Alcentra’s acquisition of the Fund III Acquired Assets from the Partnership, Alcentra also purchased for $29 million in cash certain additional investments (the “Warehouse Portfolio”) from Alcentra Group. The Warehouse Portfolio consisted of approximately $29 million in debt investments originated by the investment professionals of the Adviser and purchased by Alcentra Group using funds under a warehouse credit facility provided by The Bank of New York Mellon Corporation in anticipation of the initial public offering of Alcentra’s shares of common stock. Except for the $1,500 seed capital, the Company had no assets or operations prior to the acquisition of the investment portfolios of the Partnership and as a result, the Partnership is considered a predecessor entity of the Company.

On May 14, 2014, Alcentra completed its initial public offering (the “Offering”), at a price of $15.00 per share. Through its initial public offering the Company sold 6,666,666 shares for gross proceeds of approximately $100 million. Alcentra used $94.2 million of the proceeds from the Offering to repay the Bridge Facility in full. On June 6, 2014, Alcentra sold 750,000 shares through the underwriters’ exercise of the overallotment option for gross proceeds of $11,250,000.

The Company’s investment objective is to maximize the total return to its stockholders in the form of current income and capital appreciation through debt and related equity investments in middle-market companies. The Company seeks to achieve its investment objective by originating and investing primarily in private U.S. middle-market companies (typically those with $5.0 million to $15.0 million of EBITDA (earnings before interest, taxes, depreciation and amortization) through first lien, second lien, unitranche and mezzanine debt financing, with corresponding equity co-investments. It sources investments primarily through the extensive

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014 (Unaudited)

1. Organization and Purpose  – (continued)

network of relationships that the principals of its investment adviser have developed with financial sponsor firms, financial institutions, middle-market companies, management teams and other professional intermediaries.

Upon commencement of operations, the Company also entered into an administration and custodian agreement (the “Agreement”) with State Street Bank and Trust Company (the “Administrator”).

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements of the Partnership and the Company have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP, for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Regulation S-X of Regulation S-X. Accordingly, certain financial information that is normally included in annual financial statements, including certain financial statement notes, prepared in accordance with GAAP, is not required for interim reporting purposes and have been omitted. In the opinion of management, the unaudited financial results included herein contain all adjustments considered necessary for the fair presentation of financial statements for the interim periods included herein. The current period’s results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending December 31, 2014.

In accordance with Regulation S-X Article 6.03 and ASC Topic 810 - Consolidation, the Company generally will not consolidate its interest in any operating company other than in investment company subsidiaries, certain financing subsidiaries, and controlled operating companies substantially all of whose business consists of providing services to the Company.

As of June 30, 2013, the Company had not yet begun investment operations. Alcentra NY purchased the initial 100 shares for $1,500 on March 12, 2014. As such any per share data is not calculable as of June 30, 2013.

On April 8, 2014, the Company formed Alcentra BDC Equity Holdings, LLC, a wholly-owned subsidiary for tax purposes. The financial accounts of this entity are consolidated into the accounts of Alcentra. All intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The most significant estimates relate to the valuation of the Company’s portfolio investments.

Portfolio Investment Classification

The Company classifies its portfolio investments with the requirements of the 1940 Act, (a) “Control Investments” are defined as investments in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation, (b) “Affiliate Investments” are defined as investments in which the Company owns between 5% and 25% of the voting securities and does not have rights to maintain greater than 50% of the board representation, and (c) “Non-controlled, non-affiliate investments” are defined as investments that are neither Control Investments or Affiliate Investments.

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014 (Unaudited)

2. Summary of Significant Accounting Policies  – (continued)

Cash and Cash Equivalents

At June 30, 2014, Cash balances totaling $24,407,025 exceeded FDIC insurance protection levels, subjecting the Company to risk related to the uninsured balance. All of the Company’s cash deposits are held by the Administrator and management believes that risk of loss associated with any uninsured balance is remote.

Cash and cash equivalents include deposits held at the custodian bank and short-term investments with original maturities of less than 90 days at time of purchase.

Deferred Financing Costs

Deferred financing costs consist of fees and expenses paid in connection with the closing of the credit facility and are capitalized at the time of payment. These costs are amortized using the straight line method over the term of the credit facility.

Valuation of Portfolio Investments

Portfolio investments are carried at fair value as determined by the General Partner of the Partnership and, in case of the fair value as of June 30, 2014, by the Board of Directors (the “Board”) of Alcentra.

The methodologies used in determining these valuations include:

(1)	Preferred shares/membership units and common shares/membership units

In determining estimated fair value for common shares/membership units and preferred shares, the Company or the Partnership makes assessments of the methodologies and value measurements which market participants would use in pricing comparable investments, based on market data obtained from independent sources as well as from the Partnership’s or Company’s own assumptions and taking into account all material events and circumstance which would affect the estimated fair value of such investments. Several types of factors, circumstances and events could affect the estimated fair value of the investments. These include but are not limited to the following:

(i) Any material changes in the (a) competitive position of the portfolio investment, (b) legal and regulatory environment within which the portfolio investment operates, (c) management or key managers of the portfolio investment, (d) terms and/or cost of financing available to the portfolio investment, and (e) financial position or operating results of the investment; (ii) pending disposition by the Company or Partnership of all or a major portfolio investments; and (iii) sales prices of recent public or private transactions in identical or comparable investments.

One or a combination of the following valuation techniques are used to fair value these investments: Market Approach and Income Approach. The Market Approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Income Approach uses valuation techniques to convert future amounts to a present amount (i.e., discounting estimated future cash flows to a net present value amount).

(2)	Debt

The yield to maturity analysis issued to estimate the fair value of debt, including the unitranche facilities, which are a combination of senior and subordinated debt in one debt instrument. The calculation of yield to maturity takes into account the current market price, par value, coupon interest rate and time to maturity.

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014 (Unaudited)

2. Summary of Significant Accounting Policies  – (continued)

(3)	Warrants

Where warrants are considered to be in the money, their incremental value is included within the valuation of the investments.

Valuation techniques are applied consistently from period to period, except when circumstances warrant a change to a different valuation technique that will provide a better estimate of fair value. The valuation process begins with each investment being initially valued by the investment professionals of the General Partner or for the Company, its Adviser. Preliminary valuation conclusions are then documented and discussed with senior investment professionals of the General Partner of the Partnership or for the Company, its Adviser. The Investment Committee reviews the valuation of the investment professionals and then determines the fair value of each investment in good faith based on the input of the investment professionals.

With respect to the Company’s valuation process, the Board undertakes a similar multi-step valuation process each quarter, as described below:

•	Alcentra’s quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Adviser responsible for the portfolio investment;
•	preliminary valuation conclusions will then be documented and discussed with Alcentra’s senior management and the Adviser;
•	the audit committee of the Board then reviews these preliminary valuations;
•	at least once quarterly, independent valuation firms engaged by the Board prepare preliminary valuations on a selected basis and submit the reports to the Board; and
•	the Board of Directors then discuss valuations and determine the fair value of each investment in Alcentra’s portfolio in good faith, based on the input of the Adviser, the independent valuation firms and the audit committee.

The Board has authorized the engagement of independent valuation firms to provide Alcentra with valuation assistance. Alcentra intends to have independent valuation firms provide it with valuation assistance on a portion of its portfolio on a quarterly basis and its entire portfolio will be reviewed at least annually by independent valuation firms; however, the Board is ultimately and solely responsible for the valuation of its portfolio investments at fair value as determined in good faith pursuant to its valuation policy and a consistently applied valuation process.

Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a readily available market for the securities existed or from those which will ultimately be realized.

Translation of Foreign Currencies — The accounting records of the Company and the Partnership are maintained in United States dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities in currencies other than United States dollars are translated based on the exchange rates in effect on the date of valuation. The cost of each security is determined using historical exchange rates. Foreign currency transactions are translated at prevailing exchange rates at the time of such transactions. The Company does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the local currency market price of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on portfolio investments in the statement of operations.

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014 (Unaudited)

2. Summary of Significant Accounting Policies  – (continued)

Organizational and Offering Costs — Organization expenses, including reimbursement payments to the Adviser, are expensed on the Company’s consolidated statement of operations. These expenses consist principally of legal and accounting fees incurred in connection with the organization of the Company and have been expensed as incurred. Offering expenses consist principally of underwriter’s fee, legal, accounting and printing fees associated with the registration statement. Offering costs are offset against proceeds of the offering in paid-in capital in excess of par in the consolidated statement of changes in net assets. $1.25 million of offering costs were incurred with the initial public offering. $0.2 million of organization expenses were incurred as of June 30, 2014 for Alcentra.

The Partnership is obligated to reimburse the General Partner for 100% of the placement fee and for organizational costs of the Partnership in an amount not to exceed $1,250,000 on a cumulative basis. Organizational costs paid by the Partnership in excess of $1,250,000 (“Excess Organizational Expenses”) and all placement fees paid by the Partnership will reduce the management fee as described in Note 7. No costs were charged for the Partnership for the periods ended June 30, 2014 or June 30, 2013.

Paid-In-Capital

The Company records the proceeds from the sale of its common stock on a net basis to (i) capital stock and (ii) paid in capital in excess of par value, excluding all commissions.

Earnings Per Share  — Earnings per share is calculated based upon the weighted average number of shares of common stock outstanding during the reported period.

Investments — Investment security transactions are accounted for on a trade date basis. Cost of portfolio investments represents the actual purchase price of the securities acquired including capitalized legal, brokerage and other fees as well as the value of interest and dividends received in-kind and the amortization of original issue discounts. Fees may be charged to the issuer by the Company and Partnership in connection with the origination of a debt security financing. Such fees are reflected as a discount to the cost of the portfolio security and the discount is accreted into income over the life of the related debt security.

Original Issue Discount — When the Company and Partnership receive warrants with a nominal or discounted exercise price upon origination of a debt or preferred stock investment, a portion of the cost basis is allocated to the warrants. When the investment is made concurrently with the sale of a substantial amount of equity, the value of the warrants is based on the sales price. The value of the warrants is recorded as original issue discount (“OID”) to the value of the debt or preferred stock investment and the OID is amortized over the life of the investment.

Interest and Dividend Income — Interest income is accrued when earned. Interest is not accrued if realization appears unlikely. The Company and Partnership accrue paid in-kind interest (“PIK”) by recording income and an increase to the cost basis of the related investments. Dividend income is recorded on ex-dividend date. Dividends in-kind are recorded as increase in cost basis of investments and as income.

Investments that are expected to pay regularly scheduled interest in cash are generally placed on non-accrual status when principal or interest cash payments are past due 30 days or more and/or when it is no longer probable that principal or interest cash payments will be collected. Such non-accrual investments are restored to accrual status if past due principal and interest are paid in cash, and in management’s judgment, are likely to continue timely payment of their remaining principal and interest obligations. Cash interest payments received on non-accrual

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014 (Unaudited)

2. Summary of Significant Accounting Policies  – (continued)

designated investments may be recognized as income or applied to principal depending on management’s judgment. There were no non-accrual investments as of June 30, 2014 and December 31, 2013.

Other Income — Other income consists of transaction fees which are accreted into income over the life of the related debt security, fee income discount and tax distributions.

Income Taxes —  Beginning with its first taxable year, the Company intends to elect for U.S. federal income tax purposes to be treated as a RIC under Subchapter M of the Internal Revenue Code, and to operate in a manner so as to qualify for the tax treatment applicable to RIC’s. To obtain and maintain our qualification as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, the Company must distribute to our stockholders, for each taxable year, at least 90% of “investment company taxable income,” which is generally net ordinary taxable income plus the excess of realized net short-term capital gains over realized net long-term capital losses, or the Annual Distribution Requirement. As a RIC, the Company generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that are timely distributed to stockholders as dividends.

The Partnership is structured as a partnership for U.S. Federal income tax purposes, and as such, is not subject to income taxes; each Partner (depending on its structure for tax purposes) may be individually liable for income taxes, if any, on its share of the Partnership’s taxable income.

Alcentra BDC Equity Holdings LLC has elected to be a taxable entity (the Taxable Subsidiary”). The Taxable Subsidiary permits the Company to hold equity investments in portfolio companies which are “pass through” entities for tax purposes and continue to comply with the “source income” requirements contained in RIC tax provisions of the Code. The Taxable subsidiary is not consolidated with the Company for income tax purposes and may generate income tax expense, benefit, and the related tax assets and liabilities, as a result of its ownership of certain portfolio investments. The income tax expense, or benefit, if any, and related tax assets and liabilities are reflected in the Company’s consolidated financial statements.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. GAAP requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Partnerships’ financial statements to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions with respect to tax at the partnership level not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. The General Partner has concluded that no provision for income tax is required in the Partnerships’ financial statements. However, the General Partner’s conclusions regarding uncertain tax positions will be subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014 (Unaudited)

2. Summary of Significant Accounting Policies  – (continued)

The following is the major tax jurisdiction for the Partnership and the earliest tax year subject to examination: United States — 2010.

Indemnification

In the normal course of business, the Company enters into contractual agreements that provide general indemnifications against losses, costs, claims and liabilities arising from the performance of individual obligations under such agreements. The Company has had no prior claims or payments pursuant to such agreements. The Company’s individual maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on management’s experience, the Company expects the risk of loss to be remote.

3. Fair Value of Portfolio Investments

The Company and Partnership account for its investments in accordance with FASB Accounting Standards Codification Topic 820 (“ASC Topic 820”), Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value. ASC Topic 820 established a fair value hierarchy which prioritizes and ranks the level of market price observability used in measuring investments at fair value.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment, and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily-available actively quoted prices or for which fair value can be measured from actively-quoted prices in an orderly market will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories (from highest to lowest) based on inputs:

Level 1 — Quoted prices (unadjusted) are available in active markets for identical investments that the Company and Partnership has the ability to access as of the reporting date. The type of investments which would generally be included in Level 1 include listed equity securities and listed derivatives. As required by ASC Topic 820, the Company and Partnership, to the extent that it holds such investments, does not adjust the quoted price for these investments, even in situations where the Company and Partnership holds a large position and a sale could reasonably impact the quoted price.

Level 2 —  Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level 1. Fair value is determined through the use of models or other valuation methodologies.

Level 3 —  Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation by the Company and Partnership. The types of investments which would generally be included in this category include debt and equity securities issued by private entities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input that is significant to

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014 (Unaudited)

3. Fair Value of Portfolio Investments  – (continued)

the fair value measurement. The Company and Partnership’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

The following table summarizes the levels in the fair value hierarchy into which the Company and Partnership’s financial instruments are categorized as of June 30, 2014 and December 31, 2013:

As of June 30, 2014 (unaudited):

	Total	Level 1	Level 2	Level 3
Senior Secured – First Lien	$72,216,890	$—	$—	$72,216,890
Senior Secured – Second Lien	7,388,308	—	—	7,388,308
Unsecured Debt	64,224,918	—	—	64,224,918
Equity	56,414,060	—	—	56,414,060
Total investments	$200,244,176	$—	$—	$200,244,176
As of December 31, 2013:

	Total	Level 1	Level 2	Level 3
Debt	$77,460,413	$—	$—	$77,460,413
Common Shares/Membership Units	24,653,409	—	4,769,000	19,884,409
Preferred Shares/Membership Units	20,149,748	—	—	20,149,748
Warrants	2,702,267	—	—	2,702,267
Total investments	$124,965,837	$—	$4,769,000	$120,196,837

There were no transfers between levels 1, 2 and 3 during the period from May 8, 2014 to June 30, 2014 and during the year ended December 31, 2013.

The changes in investments classified as Level 3 are as follows for the period from May 8, 2014 to June 30, 2014 and the year ended December 31 2013.

	Senior Secured – First Lien	Senior Secured – Second Lien	Senior Subordinated	Equity/Other	Total
Balance as of May 8, 2014	$68,702,696	$—	$60,903,999	$55,221,616	$184,828,311
Amortized discounts/premiums	—	808	357,898	—	358,706
Paid in-kind interest	463,809	—	225,399	216,747	905,955
Net realized gain (loss)	—	—	—	—	—
Net change in unrealized appreciation (depreciation)	260,168	—	237,338	834,967	1,332,473
Purchases	4,645,788	7,387,500	3,000,284	140,730	15,174,302
Sales/Return of capital	(1,855,571)	—	(500,000)	—	(2,355,571)
Balance as of June 30, 2014	$72,216,890	$7,388,308	$64,224,918	$56,414,060	$200,244,176
Net change in unrealized appreciation(depreciation) from investments still held as of June 30, 2014	$260,168	$—	$237,338	$834,967	$1,332,473

*	Investment portfolios acquired from the Partnership and the Warehouse Portfolios (see Note 1)

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014 (Unaudited)

3. Fair Value of Portfolio Investments  – (continued)

	Debt	Common Shares/ Membership Units	Preferred Shares/ Membership Units	Warrants	Total
Balance as of January 1, 2013	$65,446,132	$21,874,000	$10,858,157	$1,739,267	$99,917,556
Amortized discounts/ premiums	190,362	—	—	—	190,362
Paid in-kind interest	640,407	—	1,065,627	—	1,706,034
Net realized gain (loss)	317,374	3,229,861	—	—	3,547,235
Net change in unrealized appreciation (depreciation)	(774,750)	(2,843,413)	(1,107,369)	552,061	(4,173,471)
Purchases	32,057,812	1,914,063	4,333,333	410,939	38,716,147
Sales/Return of capital	(15,416,924)	(4,290,102)	—	—	(19,707,026)
Transfers in	—	—	5,000,000	—	5,000,000
Transfers out	(5,000,000)	—	—	—	(5,000,000)
Balance as of December 31, 2013	$77,460,413	$19,884,409	$20,149,748	$2,702,267	$120,196,837
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2013	$(774,750)	$(2,013,654)	$(1,107,369)	$552,061	$(3,343,712)

During the year ended December 31, 2013, a portion of one of the Level 3 investments held by the Partnership was converted from debt to preferred shares.

The following is a summary of the quantitative inputs and assumptions used for items categorized in Level 3 of the fair value hierarchy as of June 30, 2014 and December 31, 2013, respectively.

As of June 30, 2014 (unaudited):

Assets at fair value	Fair Value at June 30, 2014	Valuation Technique	Unobservable Input	Range of Inputs	Weighted Average
First Lien Debt	$72,216,890	Yield Analysis/Market Approach	Yield to Maturity	10.0% – 14.3%	12.2%
Second Lien Debt	$7,388,308	Yield Analysis/Market Approach	Yield to Maturity	9.5% – 9.5%	9.5%
Unsecured Debt	$64,224,918	Yield Analysis/Market Approach	Yield to Maturity	11.0% – 14.0%	13.0%
Preferred Ownership	$32,010,060	Market Approach	Enterprise Value/LTM EBITDA Multiple	6.4x – 11.0%	8.9x
Common Ownership/ Common Warrants	$24,404,000	Market Approach	Enterprise Value/LTM EBITDA Multiple	7.0% – 13.0%	11.1x
Total	$200,244,176

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014 (Unaudited)

3. Fair Value of Portfolio Investments  – (continued)

As of December 31, 2013:

Assets at fair value	Fair Value at December 31, 2013	Valuation Technique	Unobservable Input	Range of Inputs	Weighted Average
Preferred Ownership	$20,149,748	Market Approach	Enterprise Value/LTM EBITDA Multiple	5.25x – 9.0x	7.5x
Common Ownership/ Common Warrants	$22,586,676	Market Approach	Enterprise Value/LTM EBITDA Multiple	5.0x – 14.0x	9.2x
Debt	$77,460,413	Yield Analysis/Market Approach	Yield to Maturity	6.7% – 14.0x	12.3
Total	$120,196,837

4. Share Transactions/Partners’ Capital

The following table summarizes the total shares issued and proceeds received in connection with the Company’s Offering for the period ended June 30, 2014 (May 8, 2014 – June 30, 2014).

	Shares	Amount
Issuance of shares to Limited Partners of the Partnership	6,100,000	$91,500,000
Issuance of shares in the Offering	6,666,666	99,999,990
Overallotment	750,000	11,250,000
Total shares issued	13,516,666	202,749,990
Less:
Underwriting costs (sales load)	—	3,337,500
Offering costs	—	1,249,994
Total shares outstanding/net proceeds to Company	13,516,666	$198,162,496

The Partnership held its initial closing on May 14, 2010, accepting capital commitments amounting to $105,850,000 from Limited Partners. Seven additional closings were held subsequent to May 14, 2010. The most recent of which being the final closing, took place on August 10, 2012, bringing total commitments to $210,200,000. Such capital commitments are due and payable when called by the General Partner. As of May 7, 2014 and June 30, 2013, Limited Partners have contributed $226,397,552 and $149,205,944 or 107.71% and 70.98% of their total capital commitments to the Partnership, respectively. As of May 7, 2014, the capital balances of Class A Limited Partners and Class B Limited Partners amounted to 70.02% and 30.02% of total partners’ capital, respectively. As of June 30, 2013 the capital balances of Class A Limited Partners and Class B Limited Partners amounted to 66.60% and 28.91% of total partners’ capital, respectively.

5. Distributions

Alcentra Capital Corporation

The Company intends to make quarterly distributions of available net investment income determined on a tax basis to its stockholders. Distributions to stockholders are recorded on the record date. The amount, if any, to be distributed to stockholders is determined by the Board each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, will be distributed at least annually, although the Company may decide to retain such capital gains for investment and pay a 4% excise tax on such excess.

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014 (Unaudited)

5. Distributions  – (continued)

The following table reflects the Company’s dividends declared and paid or to be paid on its common stock:

Date Declared	Record Date	Payment Date	Amount Per Share
June 24, 2014	June 30, 2014	July 7, 2014	$0.178

The Company has adopted a dividend reinvestment plan (“DRIP”) that provides for the reinvestment of dividends on behalf of its stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if the Company declares a cash dividend, the stockholders who have not “opted out” of the DRIP no later than the record date will have their cash dividend automatically reinvested into additional shares of the Company’s common stock. The Company has the option to satisfy the share requirements of the DRIP through the issuance of new shares of common stock or through open market purchases of common stock by the DRIP plan administrator. Newly issued shares are valued based upon the final closing price of the common stock on the NASDAQ Global Select Market on the dividend payment date. Shares purchased in the open market to satisfy the DRIP requirements will be valued upon the average price of the applicable shares purchased by the Plan Administrator, before any associated brokerage or other costs.

BNY Mellon-Alcentra Mezzanine III, L.P.

Proceeds from portfolio investments will be distributed to the partners in proportion to their contributions to such investment until the partners have received a) first, 100% to all Limited Partners until the Limited Partners have received an amount equal to their aggregate capital contributions made to the Partnership (including, capital contributions made to the Partnership to fund the Partnership’s organizational expenses, management fees and other ongoing costs); b) second, 100% to all Limited Partners until the Limited Partners have received preferred returns of 8% and 5%, for Class A Limited Partners and Class B Limited Partners, respectively, per annum on the aggregate capital contributions made to the Partnership (including, capital contributions made to the Partnership to fund the Partnership’s organizational expenses, management fees and other ongoing costs); c) third, for Class A Limited Partners only, 100% to the General Partner as a carried interest distribution until the General Partner has received an amount equal to 20% of the aggregate amount of distributions; and d) thereafter (a) 80% to such Partner and (b) 20% to the General Partner. Income from short-term investments is distributed to all partners in proportion to such partners’ contributions to such investments.

For the period from January 1, 2014 to May 7, 2014 and six months ended June 30, 2013, the Partnership made distributions to the Limited Partners totaling $3,941,341 and $4,902,112, respectively. For the period from January 1, 2014 to May 7, 2014, distributions made to Class A Limited Partners and Class B Limited Partners amounted to 70.48% and 29.52% of total distributions, respectively. For the six months ended June 30, 2013, distributions made to Class A Limited Partners and Class B Limited Partners amounted to 67.87% and 29.21% of total distributions, respectively.

Upon the termination of the Partnership, if it is determined that the General Partner has received carried interest distributions in excess of the amount it would have received had such distributions been determined on a cumulative basis, a clawback payment of such excess is required of the General Partner.

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014 (Unaudited)

5. Distributions  – (continued)

Distributions to limited partners in 2014 are broken down as follows:

Return on capital	$3,191,341
Return of capital	750,000
Total	$3,941,341

6. Allocation of Profits and Losses

Allocations of Partnership profits are made in a manner which is consistent with, and gives effect to, the distribution procedures outlined in Note 5 above. Partnership losses are allocated to all partners in proportion to such partners’ capital commitments or to such partners’ percentage ownership in such investment from which the losses arose, or if there is no such investment, in proportion to their capital commitment. For the period from January 1, 2014 to May 7, 2014 and six months ended June 30, 2013, the General Partner was allocated carried interest distributions of $924,600 and $1,804,963, respectively. As a result of the completion of Alcentra’s initial public offering, the General Partner’s allocated carried interest as of May 7, 2014 was reallocated to the Limited Partners in accordance with the provisions of the Partnership’s Limited Partnership Agreement (December 31, 2013, as revised). Accordingly, the carried interest allocated to the General Partner through May 7, 2014 of approximately $6 million was reallocated to the Limited Partners.

7. Related Party Transactions

Management Fee
Alcentra Capital Corporation

Under the Investment Advisory Agreement, we have agreed to pay Alcentra NY an annual base management fee based on our gross assets as well as an incentive fee based on our performance. The base management fee is calculated at an annual rate as follows: 1.75% of our gross assets (i.e., total assets held before deduction of any liabilities), including assets purchased with borrowed funds or other forms of leverage and excluding cash and cash equivalents (such as investments in U.S. Treasury Bills), if our gross assets are below $625 million; 1.625% if our gross assets are between $625 million and $750 million; and 1.5% if our gross assets are greater than $750 million. The various management fee percentages (i.e., 1.75%, 1.625% and 1.5%) would apply to our entire gross assets in the event our gross assets exceed the various gross asset thresholds. The base management fee will be payable quarterly in arrears.

The incentive fee consists of two parts. The first part, which is calculated and payable quarterly in arrears, equals 20% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a hurdle rate of 2% per quarter (8% annualized), and is subject to a “catch-up” feature. The second part is calculated and payable in arrears as of the end of each calendar year (or, upon termination of the Investment Advisory Agreement, as of the termination date) and equals 20% of our aggregate cumulative realized capital gains from inception through the end of each calendar year, computed net of aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid capital gain incentive fees. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable for administrative services under the Investment Advisory Agreement, and any interest expense and any distributions paid on any issued and outstanding preferred stock, but

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014 (Unaudited)

7. Related Party Transactions  – (continued)

excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest). Pre-incentive fee net investment income excludes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income until we have received such income in cash.

For the period May 8, 2014 through June 30, 2014, the Company recorded an expense for management fees of $524,548 of which $524,548 was payable at June 30, 2014.

Our Adviser may waive its fees (base management and incentive fee), without recourse against or reimbursement by us, for the remainder of the quarter in which the initial public offering is completed and the subsequent four quarters to the extent required in order for the Company to earn a quarterly net investment income to maintain a targeted dividend payment on shares of common stock outstanding on the relevant dividend payment dates of 9.0% (to be paid on a quarterly basis). There are no waived fees for the period May 8, 2014 through June 30, 2014 and no incentive fees incurred by the Company during the same period.

BNY Mellon-Alcentra Mezzanine III, L.P.

For the period from the Commencement Date to the fifth anniversary of the Final Closing Date, the Partnership will pay to the Manager a management fee at an annual rate equal to the product of 1.50% for each Class A Limited Partner and 1.00% – 1.25% for each Class B Limited Partner, in each case multiplied by such Limited Partner’s Capital Commitment. After the fifth anniversary of the Final Closing Date, the management fee will be paid at annual rates of 1.50% and 1.00% – 1.25% for Class A Limited Partners and Class B Limited Partners, respectively, in each case multiplied by the aggregate amount of such Limited Partner’s Capital Contributions used to fund the cost of Investments that have not been the subject of a Disposition less the aggregate amount of such Limited Partner’s Capital Contributions with respect to all Investments which have not been disposed of prior to the date of such distribution and which have been permanently written off. The management fee is payable quarterly in advance. For the period from January 1, 2014 to May 7, 2014, Class A Limited Partners were charged $751,956 and Class B Limited Partners were charged $242,850 in Management Fees. For the six months ended June 30, 2013, Class A Limited Partners were charged $1,037,423 and Class B Limited Partners were charged $360,665 in Management Fees.

The management fee is reduced by the placement fees and Excess Organization Expenses paid by the Partnership. The management fee is further reduced by 100% of all transaction fees, investment fees, monitoring fees, management fees and directors’ fees received by the General Partner or any affiliate thereof, net of unreimbursed out-of-pocket expenses. For the period from January 1, 2014 to May 7, 2014 and six months ended June 30, 2013 there were no placement fees, Excess Organizational Expenses, or fees received by the Manager that reduced management fee expense in the reporting period.

Certain employees of the Manager are Limited Partners of the Partnership. As of May 7, 2014, an affiliate of the Partnership also has a $50.0 million commitment to the Partnership as a Limited Partner. As of May 7, 2014 and December 31, 2013, this Limited Partner has contributed $56,602,997 and $40,136,386, respectively, or 113.21% and 80.27%, respectively, of its total capital commitments to the Partnership.

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014 (Unaudited)

7. Related Party Transactions  – (continued)

As of December 31, 2013, the amounts due from Limited Partners, amounts due to affiliates and distributions payable amounting to $6,635, $10,989 and $168, respectively, relate to capital activity during the period. Additionally, the Partnership incurred $699,473 in management fees, for the period from January 1, 2014 to May 7, 2014 and $1,398,088 for the six months ended June 30, 2013.

8. Directors Fees

The independent directors of the Company each receive an annual fee of $40,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in person each board of directors meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting telephonically. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in person and each telephonic committee meeting. The chairman of the audit committee, the nominating and corporate governance committee and the compensation committee will receive an annual fee of $10,000, $5,000 and $5,000, respectively. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers.

For the period May 8, 2014 through June 30, 2014, the Company recorded directors fee expense of $80,000, of which $80,000 was payable at June 30, 2014.

9. Purchases and Sales (Investment Transactions)

Investment purchases, sales and principal payments/paydowns are summarized below for the period from May 8, 2014 through June 30, 2014, the period from January 1, 2014 through May 7, 2014 and the six months ended June 30, 2013.

	For the period from January 1, 2014 through May 7, 2014	For the period from May 8, 2014* through June 30, 2014	For the six months ended June 30, 2013
Investment purchases, at cost (including PIK interest)	$50,201,887	$16,080,257**	$14,969,063
Investment sales, proceeds (including Principal payments/paydown proceeds)	15,780,666	2,355,571	1,291,628

*	Commencement of operations of the Company.
**	Excludes $185 million of investment portfolios acquired by the Company from the Partnership and the Warehouse Portfolios (see Note 1).

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014 (Unaudited)

10. Credit Facility/Line of Credit

In May 2014, the Company entered into a credit facility (the “Credit Facility”) with ING Capital LLC to provide liquidity in support of its investment and operational activities. The Credit Facility, which has an initial commitment of $80 million supported by seven financial institutions. The Credit Facility matures on May 8, 2018. Deferred financing costs related to this credit facility were $1.55 million as of June 30, 2014.

The Credit Facility has an accordion feature that allows for an increase in the total commitment size up to $160 million, subject to certain conditions. The Credit Facility is secured primarily by the Company’s assets.

Borrowings under the Credit Facility bear interest, subject to the Company’s election, at a rate per annum equal to (i) the one, three or six month LIBOR, as applicable, plus 3.25% or (ii) 2.25% plus the highest of (A) a prime rate, (B) the Federal Funds rate plus 0.5% and (C) three month LIBOR plus 1.0%. The Company pays a commitment fee of 1.0% per annum on undrawn amounts, which is included with interest fees on the Company’s consolidated statements of operations. Borrowings under the Credit Facility are also limited to a borrowing base, which includes certain cash and a portion of eligible debt investments.

As of June 30, 2014, the Company had United States dollar borrowings of $22.6 million outstanding under the Credit Facility.

The Partnership entered into a credit agreement with the Administrator under which the Partnership can borrow an aggregate principal amount of $15 million for the financing of portfolio investments. Interest is charged at the LIBOR Rate plus 1.00%. The credit agreement terminated on April 24, 2014. As of December 31, 2013, the Partnership had outstanding borrowings of $15,000,000. For the six months ended June 30, 2014 and the year ended December 31, 2013, Alcentra and the Partnership borrowed an average of $19,158,875 and $5,000,000, respectively.

11. Market and Other Risk Factors

At June 30, 2014, the Company’s portfolio investments are comprised of non-publicly-traded securities. The non-publicly-traded securities trade in an illiquid marketplace. The portfolio is concentrated in the eighteen industries listed in Note 13. Risks affecting these industries include, but are not limited to, increasing competition, rapid changes in technology, government actions and changes in economic conditions. These risk factors could have a material effect on the ultimate realizable value of the Company’s investments.

Economic conditions in 2014 continued to impact revenues and operating cash flows for most businesses and continued to impact the lending markets, leaving many businesses unable to borrow or refinance debt obligations. These restrictions on obtaining available financing, coupled with the continuing economic slowdown, have resulted in a low volume of purchase and sale transactions across all industries, which has limited the amount of observable inputs available to the Company in estimating the fair value of the Company’s investments. The Company estimates the fair value of investments for which observable market prices in active markets do not exist based on the best information available, which may differ significantly from values that would have otherwise been used had a ready market for the investments existed and the differences could be material.

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014 (Unaudited)

11. Market and Other Risk Factors  – (continued)

Market conditions may deteriorate, which may negatively impact the estimated fair value of the Company’s investments or the amounts which are ultimately realized for such investments.

The above events are beyond the control of the Company and cannot be predicted. Furthermore, the ability to liquidate investments and realize value is subject to significant limitations and uncertainties. There may also be risk associated with the concentration of investments in one geographic region or in certain industries.

12. Commitments and Contingencies

In the normal course of business, the Company and the Partnership enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. In addition, the Company has agreed to indemnify its officers, directors, employees, agents or any person who serves on behalf of the Company from any loss, claim, damage, or liability which such person incurs by reason of his performance of activities of the Company, provided they acted in good faith. The Company expects the risk of loss related to its indemnifications to be remote.

The Company’s investment portfolio may contain debt investments that are in the form of lines of credit and unfunded delayed draw commitments, which require the Company to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of June 30, 2014 the Company had two unfunded commitments under loan and financing agreements. As of December 31, 2013, the Partnership’s unfunded commitment under loan and financing agreements are presented below.

	As of
	June 30, 2014	December 31, 2013
Dentistry For Children	$3,500,000	$2,625,000
DRC	3,752,380	—
Total	$7,252,380	$2,625,000

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014 (Unaudited)

13. Classification of Portfolio Investments

As of June 30, 2014, the Company’s portfolio investments were categorized as follows:

	Cost	Fair Value	% of Net Assets*
Industry
Healthcare Services	$22,655,238	$22,569,566	11.32%
Disaster Recovery Services	18,550,280	18,946,000	9.49%
Infrastructure Maintenance	15,337,094	15,783,501	7.91%
Technology & Telecom	14,463,416	15,601,873	7.82%
Oil & Gas Services	14,710,289	14,741,289	7.40%
Food & Beverage	13,592,681	13,478,999	6.75%
Technology	12,032,230	12,850,231	6.44%
Media & Entertainment	12,079,116	12,066,000	6.05%
Restoration Services	11,868,273	11,905,803	5.97%
Waste Management	11,468,280	11,502,060	5.76%
Education	11,836,100	10,543,333	5.28%
Healthcare & Pharmaceuticals	8,000,000	8,000,000	4.01%
Media: Broadcasting & Subscription	7,388,308	7,388,308	3.70%
Telecommunication Services	6,232,125	6,250,000	3.13%
Consumer Services	6,249,459	6,249,459	3.13%
Environmental/Energy Services	6,215,289	6,134,289	3.07%
Packaging	3,233,525	3,233,465	1.62%
Business Services	3,000,000	3,000,000	1.50%
Total	$198,911,703	$200,244,176	100.35%
Geographic Region
South	$121,973,927	$122,170,328	61.22%
Eastern	44,184,568	45,509,792	22.81%
West	25,364,900	25,175,748	12.62%
Puerto Rico	7,388,308	7,388,308	3.70%
Total	$198,911,703	$200,244,176	100.35%
Investment Type
Senior secured – 1st Lien	$71,956,722	$72,216,890	36.19%
Senior secured – 2nd Lien	7,388,308	7,388,308	3.70%
Unsecured	63,987,579	64,224,918	32.19%
Equity	55,579,094	56,414,060	28.27%
Total	$198,911,703	$200,244,176	100.35%

*	Fair value as a percentage of Net Assets

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014 (Unaudited)

13. Classification of Portfolio Investments  – (continued)

As of December 31, 2013, the Partnership’s portfolio investments were categorized as follows:

	Cost	Fair Value	% of Net Assets*
Industry
Technology	$27,641,303	$36,492,364	32.98%
Healthcare	17,788,791	18,409,791	16.64%
Media & Entertainment	16,401,228	16,796,478	15.18%
Food and Beverage	12,391,564	12,391,564	11.20%
Disaster Recovery Services	13,239,853	11,906,520	10.76%
Waste Management Services	10,802,784	10,802,784	9.76%
Education	11,590,021	10,702,958	9.68%
Energy Service Company	10,017,974	6,868,969	6.21%
Defense Services	500,000	594,409	0.54%
Total	$120,373,518	$124,965,837	112.95%
Geographic Region
Eastern United States	$78,263,263	$85,586,587	77.36%
Midwest United States	22,409,538	19,260,533	17.41%
West United States	19,700,717	20,118,717	18.18%
Total	$120,373,518	$124,965,837	112.95%
Investment Type
Debt	$78,235,163	$77,460,413	70.02%
Common Shares/Membership Units	21,414,063	24,653,409	22.28%
Preferred Shares/Membership Units	20,313,081	20,149,748	18.21%
Warrants	411,211	2,702,267	2.44%
Total	$120,373,518	$124,965,837	112.95%

*	Fair value as a percentage of Net Assets

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014 (Unaudited)

14. Financial Highlights

The following per share data and financial ratios have been derived from information provided in the consolidated financial statements of the Company financial statements. The following is a schedule of financial highlights for one share of common stock for the period May 8, 2014 through June 30, 2014.

Per share data(1)
Net asset value, beginning of period	$15.00
Net investment income (loss)	0.18
Net realized and unrealized gains (losses)	0.30
Net increase (decrease) in net assets resulting from operations	0.48
Distributions to shareholders:(2)
From net investment income	(0.18)
Offering costs	(0.09)
Sales load	(0.45)
Net increase (decrease) in net assets resulting from capital share transactions	(0.54)
Net asset value, end of period	$14.76
Market value per share, end of period	$14.85
Total return based on net asset value(3)(4)(5)	3.3%
Total return based on market value(3)(4)(5)	2.7%
Shares outstanding at end of period	13,516,766
Ratio/Supplemental Data:
Net assets, at end of period	$199,545,112
Ratio of total expenses to average net assets(6)	4.14%
Ratio of interest expense to average net assets(6)	1.02%
Ratio of net investment income (loss) to average net assets(6)	8.61%
Total Credit Facility payable outstanding	$22,601,654
Asset coverage ratio(7)	9.8
Portfolio turnover rate(5)(8)	1%

(1)	The per share data was derived by using the shares outstanding during the period.
(2)	The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the entire period.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Company’s dividend reinvestment plan.
(4)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $15.00 less the sales load of $0.45 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $15.00 less the sales load of $0.45 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.
(5)	Not Annualized.
(6)	Annualized.

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014 (Unaudited)

14. Financial Highlights  – (continued)

(7)	Asset coverage ratio is equal to (i) the sum of (A) net assets at the end of the period and (B) debt outstanding at the end of the period, divided by (ii) total debt outstanding at the end of the period.
(8)	For the period from May 8, 2014 to June 30,2014.

The following performance ratios and internal rate of return (“IRR”) (since inception) are presented for the Limited Partners as a single class, taken as a whole. The actual ratios of each individual investor may vary and are dependent upon the specific allocations of income and expense to such investor and the timing of capital transactions for such investor.

The net investment income (loss) ratio and the expense ratio are computed using the weighted average capital of the Limited Partners during the periods. The net investment income (loss) ratio does not include the effects of the carried interest allocation. The weighted average capital calculation reflects a measure of capital after each capital contribution, distribution or other significant change in capital at the end of each quarterly accounting period. The IRR was computed based on the actual dates of Limited Partners’ cash inflows (capital contributions) and outflows (cash and stock distributions), and the residual value of the Limited Partners’ capital accounts as from January 1, 2014 through May 7, 2014 and the year ended December 31, 2013.

	January 1, 2014 to May 7, 2014	December 31, 2013
Net investment income (loss) ratio before carried interest allocation	15.06%	7.50%
Expense ratio before carried interest allocation	1.81%	3.54%
Carried interest allocation	(4.51)%	1.80%
Expense ratio after carried interest allocation	(2.70)%	5.34%
Cumulative IRR after carried interest allocation	13.69%	10.03%

These financial highlights may not be indicative of future performance.

15. Tax Information

As of June 30, 2014, the Company’s aggregate investment unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$198,911,703
Gross unrealized appreciation	3,459,135
Gross unrealized depreciation	(2,126,662)
Net unrealized investment appreciation	$1,332,473

The tax cost of the Company’s investment as of June 30, 2014, approximates their amortized cost.

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014 (Unaudited)

16. Unconsolidated Significant Subsidiaries

In accordance with the SEC’s Regulation S-X and GAAP, we have subsidiaries that are not required to be consolidated. We have certain unconsolidated significant subsidiaries that pursuant to Rule 4-08(g) of Regulation S-X, summarized financial information is presented below in aggregate as of and for the period ended June 30, 2014.

Balance Sheet	As of June 30, 2014	Income Statement	For the six months ended June 30, 2014
Current Assets	39,705,724	Net Sales	59,536,165
Noncurrent Assets	22,334,755	Gross Profit	22,920,737
Current Liabilities	15,805,983	Net Income (Loss)	13,856,963
Noncurrent Liabilities	20,463,551

In addition to the risks associated with our investments in general, there are unique risks associated with our investments in each of these entities. In this regard, The DRC Group (DRC) derives significantly all of its revenue from contracts with federal, state and local governments and governmental agencies. As a result, if it does not comply with the terms of a contract or with regulations or statutes, it could be subject to downward contract price adjustments or refund obligations or could in extreme circumstances be assessed penalties or be debarred or suspended from obtaining future contracts for a specified period of time. Any such suspension or debarment or other sanction could have an adverse effect on its business.

Similarly, the business and growth of FST Technical Services, LLC (FST) depends in large part on the continued trend toward outsourcing of certain services in the semiconductor and biopharmaceutical industries. There can be no assurance that this trend in outsourcing will continue, as companies may elect to perform such services internally. A significant change in the direction of this trend generally, or a trend in the semiconductor and biopharmaceutical industry not to use, or to reduce the use of, outsourced services such as those provided by it, could significantly decrease its revenues and such decreased revenues could have a material adverse effect on it or its results operations or financial condition.

The aggregate summarized financial information for DRC and FST as of and for the year ended December 31, 2013 are presented below.

Balance Sheet	As of December 31, 2013	Income Statement	For the year ended December 31, 2013
Current Assets	14,298,448	Net Sales	38,655,576
Noncurrent Assets	32,385,291	Gross Profit	11,532,026
Current Liabilities	4,606,485	Net Income (Loss)	(8,157,148)
Noncurrent Liabilities	20,295,994

ALCENTRA CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014 (Unaudited)

17. Subsequent Events

The Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.

Subsequent to June 30, 2014, new investments were made as follows:

On July 11, 2014, GST Autoleather was funded for $8,000,000 (11% Cash, 2% PIK senior subordinated note).

On July 24, 2014, ACT Lighting was funded for $9,750,000 (12% Cash, 2% PIK note) and $1,750,000 (8% PIK note).

Subsequent to June 30, 2014 the following add on investments were made.

On July 25, 2014, Well Biz Brands was funded $820,000 (senior secured 7% cash, 3.5% PIK).

On July 30, 2014, Black Diamond Rentals was funded $1,480,500 (senior secured 10% cash, 4% PIK).

On August 4, 2014, Aphena Pharma Solutions was funded $433,029 (senior secured 7% cash, 3.5% PIK).

Repayments made subsequent to June 30, 2014 are as follows:

On July 21, 2014, Net Access Corporation repaid their debt obligation of $3,920,230.

On August 6, 2014, GTT Communications repaid their debt obligation of $6,250,000.

Report of Independent Registered Public Accounting Firm

The Partners
BNY Mellon-Alcentra Mezzanine III, L.P.:

We have audited the accompanying statements of assets and liabilities of BNY Mellon-Alcentra Mezzanine III, L.P. (the “Partnership”), including the schedules of investments as of December 31, 2013 and 2012, and the related statements of operations, changes in net assets and cash flows for the years ended December 31, 2013 and 2012, and related notes to the financial statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2013 and 2012 by correspondence with the portfolio companies or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of BNY Mellon-Alcentra Mezzanine III, L.P. as of December 31, 2013 and 2012, and the results of its operations, changes in net assets and its cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
New York, New York
March 11, 2014

BNY MELLON-ALCENTRA MEZZANINE III, L.P.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2013 and 2012

	2013	2012
Assets
Portfolio investments, at fair value
Non-controlled, non-affiliated investments, at fair value (cost $57,569,745 and $53,646,349, respectively)	$63,987,210	$57,643,139
Non-controlled, affiliated investments, at fair value (cost $35,529,197 and $40,274,417, respectively)	35,037,384	42,274,417
Controlled, affiliated investments, at fair value (cost $27,274,576)	25,941,243	—
Total of portfolio investments, at fair value (cost $120,373,518 and $93,920,766, respectively)	124,965,837	99,917,556
Cash and cash equivalents	729,431	869,836
Interest receivable	736,223	501,350
Other receivables	350,000	150,000
Due from Limited Partners	6,635	239,373
Escrow receivable	—	180,525
Total Assets	$126,788,126	$101,858,640
Liabilities and Net Assets
Liabilities:
Short-term borrowings	$15,000,000	$5,000,000
Due to Manager	715,014	—
Accounts payable and accrued expenses	326,696	130,927
Capital contributions paid in advance	80,218	—
Interest payable	15,614	6,412
Due to affiliate	10,989	1,716
Distributions payable	168	—
Total liabilities	16,148,699	5,139,055
Net Assets:
General Partner	4,967,879	3,237,056
Limited Partners	105,671,548	93,482,529
Total net assets	110,639,427	96,719,585
Total Liabilities and Net Assets	$126,788,126	$101,858,640

The accompanying notes are an integral part of these financial statements.

BNY MELLON-ALCENTRA MEZZANINE III, L.P.

STATEMENTS OF OPERATIONS

	Year ended December 31, 2013	Year ended December 31, 2012
Investment income:
From non-controlled, non-affiliated investments:
Interest income from portfolio investments	$5,389,235	$6,724,545
Paid in-kind interest income from portfolio investments	1,569,746	1,824,251
Other income from portfolio investments	160,829	610,019
From non-controlled, affiliated investments:
Interest income from portfolio investments	3,011,199	2,702,534
Paid in-kind interest income from portfolio investments	105,732	170,230
Other income from portfolio investments	45,622	375,482
Dividend income from portfolio investments	—	280,000
From controlled, affiliated investments:
Interest income from portfolio investments	727,777	—
Paid in-kind interest income from portfolio investments	30,556	—
Other income from portfolio investments	10,687	—
Total investment income	11,051,383	12,687,061
Expenses:
Management fee	2,828,119	4,358,653
Professional fees	416,181	498,198
Interest expense	138,224	89,808
Other expenses	159,212	105,891
Total expenses	3,541,736	5,052,550
Net investment income	7,509,647	7,634,511
Realized Gain (Loss) and Net Change in Unrealized Appreciation (Depreciation) From Portfolio Investments
Net realized gain (loss) on:
Non-controlled, non-affiliated investments	3,547,235	2,827,117
Non-controlled, affiliated investments	—	368,371
Controlled, affiliated investments	—	—
Net realized gain (loss) from portfolio investments	3,547,235	3,195,488
Net change in unrealized appreciation (depreciation) on:
Non-controlled, non-affiliated investments	2,420,675	3,970,531
Non-controlled, affiliated investments	(2,491,813)	648,000
Controlled, affiliated investments	(1,333,333)	—
Net change in unrealized appreciation (depreciation) of portfolio investments	(1,404,471)	4,618,531
Net realized gain (loss) and net change in unrealized appreciation (depreciation) from portfolio investments	2,142,764	7,814,019
Net Increase in Net Assets from Operations	$9,652,411	$15,448,530

The accompanying notes are an integral part of these financial statements.

BNY MELLON-ALCENTRA MEZZANINE III, L.P.

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2013 and 2012

	General Partner	Limited Partners	Total
Balance as of January 1, 2012	—	73,380,256	73,380,256
Capital contributions	—	63,322,390	63,322,390
Distributions	—	(55,431,591)	(55,431,591)
Net increase in net assets resulting from operations	—	15,448,530	15,448,530
Carried interest allocation	3,237,056	(3,237,056)	—
Balance as of December 31, 2012	3,237,056	93,482,529	96,719,585
Capital contributions	—	29,183,860	29,183,860
Distributions	(74,140)	(24,842,289)	(24,916,429)
Net increase in net assets resulting from operations	—	9,652,411	9,652,411
Carried interest allocation	1,804,963	(1,804,963)	—
Balance as of December 31, 2013	$4,967,879	$105,671,548	$110,639,427

The accompanying notes are an integral part of these financial statements.

BNY MELLON-ALCENTRA MEZZANINE III, L.P.

STATEMENTS OF CASH FLOWS

	Year ended December 31, 2013	Year ended December 31, 2012
Cash flows from Operating Activities
Net increase in net assets resulting from operations	$9,652,411	$15,448,530
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Net realized (gain) loss from portfolio investments	(3,547,235)	(3,195,488)
Net change in unrealized appreciation (depreciation) of portfolio investments	1,404,471	(4,618,531)
Paid in-kind interest income from portfolio investments	(1,706,034)	(1,994,481)
Accretion of discount on debt securities	(190,362)	(933,165)
Purchases of portfolio investments	(40,716,147)	(61,718,230)
Net proceeds from sale/return of capital of portfolio investments	19,707,026	44,514,170
(Increase) decrease in operating assets:
Increase in interest receivable	(234,873)	(60,186)
Increase in other receivables	(200,000)	(55,594)
Decrease (increase) in due from Limited Partners	232,738	(224,277)
Decrease (increase) in escrow receivable	180,525	(180,525)
Decrease (increase) in due from affiliate	—	165,775
Increase (decrease) in operating liabilities:
Increase (decrease) in due to Manager	715,014	(466,271)
Increase (decrease) in accounts payable and accrued expenses	195,769	(365,147)
Increase (decrease) in interest payable	9,202	(5,267)
Increase (decrease) in due to affiliate	9,273	1,716
Net cash used in operating activities	(14,488,222)	(13,686,971)
Cash Flows from Financing Activities
Capital contributions received from partners	29,264,078	63,322,390
Proceeds from short-term borrowings	39,071,413	45,000,000
Repayment of short-term borrowings	(29,071,413)	(40,000,000)
Cash distributions paid to partners	(24,916,261)	(55,431,648)
Net cash provided by financing activities	14,347,817	12,890,742
(Decrease) increase in cash and cash equivalents	(140,405)	(796,229)
Cash and cash equivalents at beginning of year	869,836	1,666,065
Cash and Cash Equivalents at End of Year	$729,431	$869,836
Supplemental disclosure of cash flow activities:
Cash paid during the year for interest	$129,022	$95,075

The accompanying notes are an integral part of these financial statements.

BNY MELLON-ALCENTRA MEZZANINE III, L.P.

SCHEDULE OF INVESTMENTS
As of December 31, 2013

Investment Description	Cost(a)	Fair Value	% of Net Assets*
Investments in Non-Controlled, Non-Affiliated Portfolio Companies
Proserv Offshore Group
Houston, TX
Offshore drilling service company/energy service company
Warrant to purchase 4,993 common shares at $0.001 per share, expiring 6/21/18	$5	$793,000
	5	793,000	0.72%
City Carting Holding Company, Inc.
Stamford, CT
Waste Management Services
571 Series A preferred shares of City Carting Holdings Company 22% (7% cash; 15% PIK)(b)	7,028,768	7,028,768
329 Series B preferred shares of City Carting Holdings Company 18% (10% cash; 8% PIK)	3,774,016	3,774,016
	10,802,784	10,802,784	9.76%
Dentistry For Children, Inc.
Atlanta, GA
Healthcare
$10,125,000 13.25% (11% cash; 2.25% PIK) senior subordinated note due 9/1/17	10,109,615	10,109,615
$513,182 senior subordinated PIK note due 9/1/17	513,182	513,182
1,500,000 class A-1 units of Dentistry For Children Holdings, LLC	1,500,000	1,703,000
	12,122,797	12,325,797	11.14%
Global Telecom & Technology Inc.
Washington, D.C.
Technology & Telecom
$4,750,000 11% senior subordinated note due 6/30/16	4,343,184	4,343,184
Warrant for 1.4% ownership in Global Telecom & Technology	410,939	1,381,000
666,666.66 shares of Common Stock in Global Telecom & Technology	2,000,000	4,769,000
	6,754,123	10,493,184	9.48%
HealthFusion, Inc.
Solana Beach, CA
Healthcare
$5,750,000 13% senior subordinated note due 11/18/18	5,665,994	5,665,994
Warrant for 1.75% ownership in HealthFusion, Inc	—	418,000
	5,665,994	6,083,994	5.50%

The accompanying notes are an integral part of these financial statements.

BNY MELLON-ALCENTRA MEZZANINE III, L.P.

SCHEDULE OF INVESTMENTS – (continued)
As of December 31, 2013

Investment Description	Cost(a)	Fair Value	% of Net Assets*
Investments in Non-Controlled, Non-Affiliated Portfolio Companies
Kaseman Holdings, LLC/Sallyport Holdings, LLC (aka KS International, LLC)
Mclean, VA
Defense Services
500,000 class A interest	500,000	594,409
	500,000	594,409	0.54%
Media Storm, LLC
New York, NY
Multimedia production/media & entertainment
$7,862,239 14% (12% cash; 2% PIK) senior subordinated note due 10/23/17	7,798,745	7,798,745
$356,769 senior subordinated PIK note due 10/23/17	356,769	356,769
1,216,204 preferred shares	1,176,964	2,346,964
	9,332,478	10,502,478	9.49%
Wholesome Sweeteners, Inc.
Sugar Land, TX
Food and Beverage
$8,000,000 14% (12% cash; 2% PIK) senior subordinated note due 10/6/17	7,812,258	7,812,258
$79,306 senior subordinated PIK note due 10/6/17	79,306	79,306
4,500 common shares	4,500,000	4,500,000
	12,391,564	12,391,564	11.20%
Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies	$57,569,745	$63,987,210	57.83%
Investments in Non-Controlled, Affiliated Portfolio Companies**
Battery Solutions, Inc.
Howell, MI
Energy services
$5,000,000 14% (12% cash; 2% PIK) senior subordinated note due 12/20/18	$4,912,237	$4,912,237
$105,732 senior subordinated PIK note due 12/20/18	105,732	105,732
5,000,000 Class A units of 919 BSI SPV, LLC	5,000,000	1,058,000
	10,017,969	6,075,969	5.49%
Net Access Corporation
Cedar Knolls, NJ
Technology
$3,750,000 13% senior subordinated note(c) due 7/19/18	3,682,227	3,682,227
$170,230 senior subordinated PIK notes due 7/19/18	170,230	170,230
3,000,000 class A units of NAC Holdings, LLC	3,000,000	8,112,000
	6,852,457	11,964,457	10.81%

The accompanying notes are an integral part of these financial statements.

BNY MELLON-ALCENTRA MEZZANINE III, L.P.

SCHEDULE OF INVESTMENTS – (continued)
As of December 31, 2013

Investment Description	Cost(a)	Fair Value	% of Net Assets*
Investments in Non-Controlled, Affiliated Portfolio Companies**
Show Media, Inc.
New York, NY
Media & Entertainment
$7,068,750 11%(d) senior subordinated note due 8/10/17	7,068,750	6,294,000
	7,068,750	6,294,000	5.69%
Southern Technical Institute, Inc.
Orlando, FL
Education
$8,483,333 12.5% senior subordinated note due 10/15/16	8,425,691	8,425,691
3,000,000 Class A units of Southern Technical Holdings, LLC	3,164,063	2,167,000
Warrant for 1.33% ownership in Southern Technical Holdings, LLC	267	110,267
	11,590,021	10,702,958	9.68%
Total Investments in Non-Controlled, Affiliated Portfolio Companies	$35,529,197	$35,037,384	31.67%
Investments in Controlled, Affiliated Portfolio Companies***
The DRC Group
Mobile, AL
Disaster Recovery Services
$5,000,000 10% senior subordinated note due 1/11/20	$4,906,520	$4,906,520
Preferred Equity 10% PIK	8,333,333	7,000,000
	13,239,853	11,906,520	10.76%
FST Technical Services
Phoenix, AZ
Technology & Telecom
$12,500,000 14% (12% cash; 2% PIK) senior subordinated note due 11/18/18	12,254,167	12,254,167
$30,556 senior subordinated PIK note due 11/18/18	30,556	30,556
1,750,000 shares of FST Holdings LLC	1,750,000	1,750,000
	14,034,723	14,034,723	12.69%
Total Investments in Controlled, Affiliated Portfolio Companies	$27,274,576	$25,941,243	23.45%
Total Portfolio Investments	$120,373,518	$124,965,837	112.95%

(a)	The cost of debt securities is adjusted for accretion of discount and interest paid in-kind on such securities.

The accompanying notes are an integral part of these financial statements.

BNY MELLON-ALCENTRA MEZZANINE III, L.P.

SCHEDULE OF INVESTMENTS – (continued)
As of December 31, 2013

(b)	Paid in-kind.
(c)	With 15% PIK until September 29, 2012.
(d)	Amended on December 31, 2013 (due to default) to 5.5% cash and 5.5% PIK effective January 1, 2014.
*	Fair value as a percentage of Net Assets.
**	Denotes investments in which the Partnership is an “Affiliated Person” but not exercising a controlling influence, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 5% but less than 25% of the outstanding voting securities of the investment. Transactions during the year ended December 31, 2013 in these affiliated investments are as follows:

Name of Issuers	Fair value at December 31, 2012	Gross Addition	Gross Reductions	Interest/ Dividend/ Other income	Fair Value at December 31, 2013
Battery Solutions, Inc.	$9,902,220	$115,749	$—	$735,815	$6,075,969
Kaseman Holdings, LLC/Sallyport Holdings, LLC (aka KS International, LLC)	471,000	—	—	—	—
Net Access Corporation	8,593,721	8,736	250,000	536,957	11,964,457
Show Media, Inc.	10,529,000	—	2,931,250	715,656	6,294,000
Southern Technical Institute, Inc.	12,778,476	178,212	1,366,667	1,174,125	10,702,958
	$42,274,417	$302,697	$4,547,917	$3,162,553	$35,037,384

***	Denotes investments in which the Partnership is an “Affiliate Person” and exceeding a controlling influence, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 25% of the outstanding voting securities of the investment. Transactions during the year that ended December 31, 2013 in these affiliated and controlled investments are as follows:

Name of Issuers	Fair value at December 31, 2012	Gross Addition	Gross Reductions	Interest/ Dividend/ Other income	Fair Value at December 31, 2013
The DRC Group	$—	$13,239,853	$—	$550,964	$11,906,520
FST Technical Services	—	14,034,723	—	218,056	14,034,723
	$—	$27,274,576	$—	$769,020	$25,941,243

The accompanying notes are an integral part of these financial statements.

BNY MELLON-ALCENTRA MEZZANINE III, L.P.

SCHEDULE OF INVESTMENTS – (continued)
As of December 31, 2012

Investment Description	Cost(a)	Fair Value	% of Net Assets*
Investments in Non-Controlled, Non-Affiliated Portfolio Companies
Proserv Offshore Group
Houston, TX
Offshore drilling service company/energy service company
Warrant to purchase 4,993 common shares at $0.001 per share, expiring 6/21/18	$5	$731,000
	5	731,000	0.76%
City Carting Holding Company, Inc.
Stamford, CT
Waste management services
500 Series A preferred shares of City Carting Holdings Company 22% (7% cash; 15% PIK)(b)	5,242,647	5,242,647
350 Series B preferred shares of City Carting Holdings Company 18% (10% cash; 8% PIK)	3,494,510	3,494,510
	8,737,157	8,737,157	9.03%
Dentistry For Children, Inc.
Atlanta, GA
Healthcare
$10,125,000 13.25% (11% cash; 2.25% PIK) senior subordinated note due 9/1/17	10,106,867	10,106,867
$276,714 senior subordinated PIK note due 9/1/17	276,714	276,714
1,500,000 class A-1 units of Dentistry For Children Holdings, LLC	1,500,000	1,500,000
	11,883,581	11,883,581	12.29%
Media Storm, LLC
New York, NY
Multimedia production/media & entertainment
$7,862,239 14% (12% cash; 2% PIK) senior subordinated note due 10/23/17	7,787,863	7,787,863
$194,423 senior subordinated PIK note due 10/23/17	194,423	194,423
1,216,204 preferred shares	1,176,964	2,121,000
	9,159,250	10,103,286	10.44%
Security Networks, LLC
West Palm Beach, FL
Security alarm monitoring company
$10,000,000 14% (12% cash; 2% PIK) senior subordinated note due 11/5/17	10,000,000	10,000,000
$446,327 senior subordinated PIK note due 11/5/17	446,327	446,327
1,051,932 OHCP Ultimate Security Holdings LLC class A units	1,060,241	1,890,000
	11,506,568	12,336,327	12.75%

The accompanying notes are an integral part of these financial statements.

BNY MELLON-ALCENTRA MEZZANINE III, L.P.

SCHEDULE OF INVESTMENTS – (continued)
As of December 31, 2012

Investment Description	Cost(a)	Fair Value	% of Net Assets*
Investments in Non-Controlled, Non-Affiliated Portfolio Companies
Wholesome Sweeteners, Inc.
Sugar Land, TX
Food and Beverage
$8,000,000 14% (12% cash; 2% PIK) senior subordinated note due 10/6/17	7,780,482	7,780,482
$79,306 senior subordinated PIK note due 10/6/17	79,306	79,306
4,500 common shares	4,500,000	5,992,000
	12,359,788	13,851,788	14.32%
Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies	$53,646,349	$57,643,139	59.59%
Investments in Non-Controlled, Affiliated Portfolio Companies**
Battery Solutions, Inc.
Howell, MI
Energy services
$5,000,000 14% (12% cash; 2% PIK) senior subordinated note due 12/20/18	$4,902,220	$4,902,220
5,000,000 Class A units of 919 BSI SPV, LLC	5,000,000	5,000,000
	9,902,220	9,902,220	10.24%
Kaseman Holdings, LLC/Sallyport Holdings, LLC (aka KS International, LLC)
McClean, VA
Defense services
500,000 class A interest	500,000	471,000
	500,000	471,000	0.49%
Net Access Corporation
Cedar Knolls, NJ
Technology
$4,000,000 13% senior subordinated note(c) due 7/19/18	3,923,491	3,923,491
$170,230 senior subordinated PIK notes due 7/19/18	170,230	170,230
3,000,000 class A units of NAC Holdings, LLC	3,000,000	4,500,000
	7,093,721	8,593,721	8.89%
Show Media, Inc.
New York, NY
Media & Entertainment
$10,000,000 11% senior subordinated note due 8/10/17	10,000,000	10,000,000
Warrant for 14% ownership in Show Media, Inc.	—	529,000
	10,000,000	10,529,000	10.89%

The accompanying notes are an integral part of these financial statements.

BNY MELLON-ALCENTRA MEZZANINE III, L.P.

SCHEDULE OF INVESTMENTS – (continued)
As of December 31, 2012

Investment Description	Cost(a)	Fair Value	% of Net Assets*
Investments in Non-Controlled, Affiliated Portfolio Companies**
Southern Technical Institute, Inc.
Orlando, FL
Education
$9,850,000 12.5% senior subordinated note due 10/15/16	9,778,209	9,778,209
3,000,000 Class A units of Southern Technical Holdings, LLC	3,000,000	2,521,000
Warrant for 1.33% ownership in Southern Technical Holdings, LLC	267	479,267
	12,778,476	12,778,476	13.21%
Total Investments in Non-Controlled, Affiliated Portfolio Companies	$40,274,417	$42,274,417	43.72%
Total Portfolio Investments	$93,920,766	$99,917,556	103.31%

(a)	The cost of debt securities is adjusted for accretion of discount and interest paid in-kind on such securities.
(b)	Paid in-kind.
(c)	With 15% PIK until September 29, 2012.
*	Fair value as a percentage of Net Assets.
**	Denotes investments in which the Partnership is an “Affiliated Person” but not exercising a controlling influence, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 5% but less than 25% of the outstanding voting securities of the investment. Transactions during the year ended December 31, 2012 in these affiliated investments are as follows:

Name of Issuers	Fair value at December 31, 2011	Gross Addition	Gross Reductions	Interest/ Dividend/ Other income	Fair Value at December 31, 2012
Battery Solutions, Inc.	$—	$9,900,000	$—	$20,553	$9,902,220
Kaseman Holdings, LLC/Sallyport Holdings, LLC (aka KS International, LLC)	14,401,217	—	12,915,779	2,481,917	471,000
Net Access Corporation	—	6,920,000	—	281,330	8,593,721
Show Media, Inc.	—	10,000,000	—	473,875	10,529,000
Southern Technical Institute, Inc.	—	12,925,267	150,000	270,571	12,778,476
	$14,401,217	$39,745,267	$13,065,779	$3,528,246	$42,274,417

The accompanying notes are an integral part of these financial statements.

BNY MELLON-ALCENTRA MEZZANINE III, L.P.

NOTES TO FINANCIAL STATEMENTS
December 31, 2013 and 2012

1. Organization and Purpose

BNY Mellon-Alcentra Mezzanine III, L.P. (the “Partnership”) is a Delaware limited partnership, which commenced operations on May 14, 2010 (the “Commencement Date”). The Partnership was formed for the purpose of seeking current income and long-term capital appreciation by making investments in senior debt securities, subordinated debt securities, and common and preferred equity securities with equity rights or participations in U.S.-based middle market companies. BNY Mellon-Alcentra Mezzanine III (GP), L.P. (the “General Partner”), a Delaware limited liability company, is the General Partner of the Partnership. BNY Mellon-Alcentra Mezzanine Partners (the “Manager”), a division of Alcentra NY, LLC and an affiliate of the General Partner, manages the investment activities of the Partnership. Alcentra NY, LLC is wholly owned by BNY Alcentra Group Holdings, Inc. which is majority owned by The Bank of New York Mellon Corporation.

The Partnership is scheduled to terminate on May 14, 2020 subject to extension of up to two additional one-year periods by the General Partner with the consent of the Advisory Committee.

Capitalized terms used but not defined herein, shall have the meaning assigned to them in the amended and restated Limited Partnership Agreement dated as of April 5, 2012, as amended.

State Street Bank and Trust Company (the “Administrator”) provides accounting and administrative services to the Partnership and accordingly, calculates the net assets of the Partnership and maintains the underlying accounting records.

2. Summary of Significant Accounting Policies

Basis of Presentation — The financial statements are presented in United States dollars and have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and pursuant to the requirements for reporting on Regulation S-X. The financial statements reflect all adjustments and reclassification which in the opinion of General Partner are necessary for the fair presentation of the results of the operations and financial condition of the Partnership for the period presented. A correction was made to reclassify the recording of $737,157 PIK accrued on the Partnership’s investment in preferred shares of a portfolio company in the 2012 financial statements. This reclassification resulted in an increase in net interest income of $737,157 and decrease in net change in unrealized appreciation of portfolio investments for the same amount. Such reclassification does not have any impact on the net asset value, partners’ capital, net increase in net assets from operations and cash flows of the Partnership as of and for the year ended December 31, 2012. The impact of this reclassification on the net investment income ratio for 2012 is an increase from 8.08% to 8.94%.

Valuation of Portfolio Investments — Portfolio investments are carried at fair value as determined by the General Partner (see Note 3).

The methodologies used in determining these valuations include:

(1) Preferred shares/membership units and common shares/membership units

In determining estimated fair value for common shares/membership units and preferred shares, the General Partner makes assessments of the methodologies and value measurements which market participants would use in pricing comparable investments, based on market data obtained from independent sources as well as from the General Partner’s own assumptions and taking into account all material events and circumstance which would affect the estimated fair value of such investments. Several types of factors,

BNY MELLON-ALCENTRA MEZZANINE III, L.P.

NOTES TO FINANCIAL STATEMENTS
December 31, 2013 and 2012

2. Summary of Significant Accounting Policies  – (continued)

circumstances and events could affect the estimated fair value of the Partnership’s investments. These include but are not limited to the following:

(i) Any material changes in the (a) competitive position of the portfolio investment, (b) legal and regulatory environment within which the portfolio investment operates, (c) management or key managers of the portfolio investment, (d) terms and/or cost of financing available to the portfolio investment, and (e) financial position or operating results of the investment; (ii) pending disposition by the Partnership of all or a major portfolio investments; and (iii) sales prices of recent public or private transactions in identical or comparable investments.

The Partnership uses one or a combination of the following valuation techniques: Market Approach and Income Approach. The Market Approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Income Approach uses valuation techniques to convert future amounts to a present amount (i.e., discounting estimated future cash flows to a net present value amount).

(2) Debt

The Partnership uses yield to maturity analysis to estimate the fair value of debt, including the unitranche facilities, which are a combination of senior and subordinated debt in one debt instrument. The calculation of yield to maturity takes into account the current market price, par value, coupon interest rate and time to maturity.

(3) Warrants

Where warrants are considered to be in the money, their incremental value is included within the valuation of the investments.

Valuation techniques are applied consistently from period to period, except when circumstances warrant a change to a different valuation technique that will provide a better estimate of fair value. The valuation process begins with each investment being initially valued by the investment professionals of the General Partner. Preliminary valuation conclusions are then documented and discussed with senior investment professionals of the General Partner. An independent valuation firm is engaged by the General Partner to conduct independent appraisals of each investment to assist the General Partner in determining fair value. The Investment Committee of the Manager reviews the valuation of the investment professionals of the General Partner and that of the independent valuation firm. The Investment Committee of the Manager then determines the fair value of each investment in good faith based on the input of the investment professionals and the independent valuation firm.

Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a readily available market for the securities existed or from those which will ultimately be realized.

Translation of Foreign Currencies — The fair value of foreign securities, currency holdings, and other assets and liabilities in currencies other than United States dollars are translated based on the exchange rates in effect on the date of valuation. The cost of each security is determined using historical exchange rates. Foreign currency transactions are translated at prevailing exchange rates at the time of such transactions. The Partnership does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from

BNY MELLON-ALCENTRA MEZZANINE III, L.P.

NOTES TO FINANCIAL STATEMENTS
December 31, 2013 and 2012

2. Summary of Significant Accounting Policies  – (continued)

fluctuations arising from changes in the local currency market price of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on portfolio investments in the Statements of Operations.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The most significant estimates relate to the valuation of the Partnership’s portfolio investments.

Organizational Costs — Organizational costs are expensed as incurred. The Partnership is obligated to reimburse the General Partner for 100% of the placement fee and for organizational costs of the Partnership in an amount not to exceed $1,250,000 on a cumulative basis. Organizational costs paid by the Partnership in excess of $1,250,000 (“Excess Organizational Expenses”) and all placement fees paid by the Partnership will reduce the management fee as described in Note 6. As of December 31, 2012, the Partnership has recorded $1,250,000 of organizational costs on a cumulative basis. Organizational costs amounted to $118,048 in 2012 and were included in other expenses in the Statements of Operations. No costs were charged for the year ended December 31, 2013.

Cash and Cash Equivalents — Cash and cash equivalents include deposits held at the custodian bank and short-term investments with original maturities of less than 90 days at time of purchase.

Investments — Investment security transactions are accounted for on a trade date basis. Cost of portfolio investments represents the actual purchase price of the securities acquired including capitalized legal, brokerage and other fees as well as the value of interest and dividends received in-kind and the amortization of original issue discounts. Fees may be charged to the issuer by the Partnership in connection with the origination of a debt security financing. Such fees are reflected as a discount to the cost of the portfolio security and the discount is accreted into income over the life of the related debt security.

Original Issue Discount — When the Partnership receives warrants with a nominal or discounted exercise price upon origination of a debt or preferred stock investment, a portion of the cost basis is allocated to the warrants. When the investment is made concurrently with the sale of a substantial amount of equity, the value of the warrants is based on the sales price. The value of the warrants is recorded as original issue discount (“OID”) to the value of the debt or preferred stock investment and the OID is amortized over the life of the investment.

Interest and Dividend Income — Interest income is accrued when earned. Interest is not accrued if realization appears unlikely. The Partnership accrues paid in-kind interest by recording income and an increase to the cost basis of the related investments. Dividend income is recorded on ex-dividend date. Dividends in-kind are recorded as increase in cost basis of investments and as income.

Investments that are expected to pay regularly scheduled interest in cash are generally placed on non-accrual status when principal or interest cash payments are past due 30 days or more and/or when it is no longer probable that principal or interest cash payments will be collected. Such non-accrual investments are restored to accrual status if past due principal and interest are paid in cash, and in management’s judgment, are likely to continue timely payment of their remaining principal and interest obligations. Cash interest payments received on non-accrual

BNY MELLON-ALCENTRA MEZZANINE III, L.P.

NOTES TO FINANCIAL STATEMENTS
December 31, 2013 and 2012

2. Summary of Significant Accounting Policies  – (continued)

designated investments may be recognized as income or applied to principal depending on management’s judgment. There were no non-accrual investments for the years ended December 31, 2013 and 2012.

Other Income — Other income consists of transaction fees which are accreted into income over the life of the related debt security, fee income discount and tax distributions.

Income Taxes — The Partnership is structured as a partnership for U.S. Federal income tax purposes, and as such, is not subject to income taxes; each Partner (depending on its structure for tax purposes) may be individually liable for income taxes, if any, on its share of the Partnership’s taxable income.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. GAAP requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Partnerships’ financial statements to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions with respect to tax at the partnership level not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. The General Partner has concluded that no provision for income tax is required in the Partnerships’ financial statements. However, the General Partner’s conclusions regarding uncertain tax positions will be subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.

The following is the major tax jurisdiction for the Partnership and the earliest tax year subject to examination: United States — 2010.

3. New Accounting Pronouncement

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update No. 2013-08, Financial Services — Investment Companies: Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”). ASU 2013-08 amends the current criteria for an entity to qualify as an investment company, modifies the measurement criteria for certain interests in other investment companies, and creates new disclosure requirements. ASU 2013-08 is effective for interim and annual reporting periods beginning after December 15, 2013, with retrospective application. Early application is prohibited. The Partnership is currently evaluating the impact of adopting ASU 2013-08.

4. Fair Value of Portfolio Investments

The Partnership accounts for its investments in accordance with FASB Accounting Standards Codification Topic 820 (“ASC Topic 820”), Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value. ASC Topic 820 established a fair value hierarchy which prioritizes and ranks the level of market price observability used in measuring investments at fair value.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment, and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily-available actively quoted prices or for which fair value can be measured from actively-quoted prices in an orderly market will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

BNY MELLON-ALCENTRA MEZZANINE III, L.P.

NOTES TO FINANCIAL STATEMENTS
December 31, 2013 and 2012

4. Fair Value of Portfolio Investments  – (continued)

Investments measured and reported at fair value are classified and disclosed in one of the following categories (from highest to lowest) based on inputs:

Level 1 — Quoted prices (unadjusted) are available in active markets for identical investments that the Partnership has the ability to access as of the reporting date. The type of investments which would generally be included in Level 1 include listed equity securities and listed derivatives. As required by ASC Topic 820, the Partnership, to the extent that it holds such investments, does not adjust the quoted price for these investments, even in situations where the Partnership holds a large position and a sale could reasonably impact the quoted price.

Level 2 — Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level 1. Fair value is determined through the use of models or other valuation methodologies.

Level 3 — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation by the General Partner. The types of investments which would generally be included in this category include debt and equity securities issued by private entities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input that is significant to the fair value measurement. The Partnership’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

The following table summarizes the levels in the fair value hierarchy into which the Partnership’s financial instruments are categorized as of December 31, 2013 and 2012:

As of December 31, 2013:

	Total	Level 1	Level 2	Level 3
Debt	$77,460,413	$—	$—	$77,460,413
Common Shares/Membership Units	24,653,409	—	4,769,000	19,884,409
Preferred Shares/Membership Units	20,149,748	—	—	20,149,748
Warrants	2,702,267	—	—	2,702,267
Total investments	$124,965,837	$—	$4,769,000	$120,196,837
As of December 31, 2012:

	Total	Level 1	Level 2	Level 3
Debt	$65,446,132	$—	$—	$65,446,132
Common Shares/Membership Units	21,874,000	—	—	21,874,000
Preferred Shares/Membership Units	10,858,157	—	—	10,858,157
Warrants	1,739,267	—	—	1,739,267
Total investments	$99,917,556	$—	$—	$99,917,556

There were no transfers between levels 1, 2 and 3 in 2013 and 2012.

During the year ended December 31, 2013, a portion of one of the Level 3 investments held by the Partnership was converted from debt to preferred shares.

BNY MELLON-ALCENTRA MEZZANINE III, L.P.

NOTES TO FINANCIAL STATEMENTS
December 31, 2013 and 2012

4. Fair Value of Portfolio Investments  – (continued)

The changes in investments classified as Level 3 are as follows for the years ended December 31, 2013 and 2012.

	Debt	Common Shares/ Membership Units	Preferred Shares/ Membership Units	Warrants	Total
Balance as of January 1, 2012	$64,361,762	$5,912,241	$1,216,204	$481,624	$71,971,831
Amortized discounts/ premiums	933,165	—	—	—	933,165
Paid in-kind interest	1,257,324	—	737,157	—	1,994,481
Net realized gain (loss)	1,004,366	2,191,122	—	—	3,195,488
Net change in unrealized appreciation (depreciation)	455,360	1,961,759	944,036	1,257,376	4,618,531
Purchases	37,661,539	15,500,000	8,556,424	267	61,718,230
Sales/Return of capital	(40,227,384)	(3,691,122)	(595,664)	—	(44,514,170)
Balance as of December 31, 2012	$65,446,132	$21,874,000	$10,858,157	$1,739,267	$99,917,556
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2012	$455,360	$2,440,759	$944,036	$778,376	$4,618,531
Balance as of January 1, 2013	$65,446,132	$21,874,000	$10,858,157	$1,739,267	$99,917,556
Amortized discounts/ premiums	190,362	—	—	—	190,362
Paid in-kind interest	640,407	—	1,065,627	—	1,706,034
Net realized gain (loss)	317,374	3,229,861	—	—	3,547,235
Net change in unrealized appreciation (depreciation)	(774,750)	(2,843,413)	(1,107,369)	552,061	(4,173,471)
Purchases	32,057,812	1,914,063	4,333,333	410,939	38,716,147
Sales/Return of capital	(15,416,924)	(4,290,102)	—	—	(19,707,026)
Transfers in	—	—	5,000,000	—	5,000,000
Transfers out	(5,000,000)	—	—	—	(5,000,000)
Balance as of December 31, 2013	$77,460,413	$19,884,409	$20,149,748	$2,702,267	$120,196,837
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2013	$(774,750)	$(2,013,654)	$(1,107,369)	$552,061	$(3,343,712)

The following is a summary of the quantitative inputs and assumptions used for items categorized in Level 3 of the fair value hierarchy as of December 31, 2013, and 2012, respectively.

BNY MELLON-ALCENTRA MEZZANINE III, L.P.

NOTES TO FINANCIAL STATEMENTS
December 31, 2013 and 2012

4. Fair Value of Portfolio Investments  – (continued)

As of December 31, 2013:

Assets at fair value	Fair Value at December 31, 2013	Valuation Technique	Unobservable Input	Range of Inputs	Weighted Average
Preferred Ownership	$20,149,748	Market Approach	Enterprise Value/LTM EBITDA Multiple	5.25x – 9x	7.5x
Common Ownership/Common Warrants	$22,586,676	Market Approach	Enterprise Value/LTM EBITDA Multiple	5x – 14x	9.2x
Debt	$77,460,413	Yield Analysis/Market Approach	Yield to Maturity	6.7% – 14%	12.3%
Total	$120,196,837
As of December 31, 2012:

Assets at fair value	Fair Value at December 31, 2012	Valuation Technique	Unobservable Input	Range of Inputs	Weighted Average
Preferred Ownership	$10,858,157	Market Approach	Enterprise Value/LTM EBITDA Multiple	7x – 9.1x	8.4x
Common Ownership/Common Warrants	$23,613,267	Market Approach	Enterprise Value/LTM EBITDA Multiple	4x – 9.8x	8.3x
Debt	$65,446,132	Yield Analysis/Market Approach	Yield to Maturity	11% – 14%	13%
Total	$99,917,556

5. Partners’ Capital

The Partnership held its initial closing on May 14, 2010, accepting capital commitments amounting to $105,850,000 from Limited Partners. Seven additional closings were held subsequent to May 14, 2010. The most recent of which being the final closing, took place on August 10, 2012, bringing total commitments to $210,200,000. Such capital commitments are due and payable when called by the General Partner. As of December 31, 2013 and 2012, Limited Partners have contributed $167,482,538 and $138,298,678 or 79.68% and 65.79% of their total capital commitments to the Partnership, respectively. As of December 31, 2013, the capital balances of Class A Limited Partners and Class B Limited Partners amounted to 66.60% and 28.91% of total partners’ capital, respectively. As of December 31, 2012, the capital balances of Class A Limited Partners and Class B Limited Partners amounted to 64.34% and 32.31% of total partners’ capital, respectively.

6. Management Fee

For the period from the Commencement Date to the fifth anniversary of the Final Closing Date, the Partnership will pay to the Manager a management fee at an annual rate equal to the product of 1.50% for each Class A Limited Partner and 1.00% – 1.25% for each Class B Limited Partner, in each case multiplied by such Limited Partner’s Capital Commitment. After the fifth anniversary

BNY MELLON-ALCENTRA MEZZANINE III, L.P.

NOTES TO FINANCIAL STATEMENTS
December 31, 2013 and 2012

6. Management Fee  – (continued)

of the Final Closing Date, the management fee will be paid at annual rates of 1.50% and 1.00% – 1.25% for Class A Limited Partners and Class B Limited Partners, respectively, in each case multiplied by the aggregate amount of such Limited Partner’s Capital Contributions used to fund the cost of Investments that have not been the subject of a Disposition less the aggregate amount of such Limited Partner’s Capital Contributions with respect to all Investments which have not been disposed of prior to the date of such distribution and which have been permanently written off. The management fee is payable quarterly in advance. For the year ended December 31, 2013, Class A Limited Partners were charged $2,118,358 and Class B Limited Partners were charged $709,761 in Management Fees. For the year ended December 31, 2012, Class A Limited Partners were charged $3,085,023 and Class B Limited Partners were charged $1,273,630.

The management fee is reduced by the placement fees and Excess Organization Expenses paid by the Partnership. The management fee is further reduced by 100% of all transaction fees, investment fees, monitoring fees, management fees and directors’ fees received by the General Partner or any affiliate thereof, net of unreimbursed out-of-pocket expenses. For the years ended December 31, 2013 and 2012 there were no placement fees, Excess Organizational Expenses, or fees received by the Manager that reduced management fee expense in the reporting period.

7. Distributions

Proceeds from portfolio investments will be distributed to the partners in proportion to their contributions to such investment until the partners have received a) first, 100% to all Limited Partners until the Limited Partners have received an amount equal to their aggregate capital contributions made to the Partnership (including, capital contributions made to the Partnership to fund the Partnership’s organizational expenses, management fees and other ongoing costs); b) second, 100% to all Limited Partners until the Limited Partners have received preferred returns of 8% and 5%, for Class A Limited Partners and Class B Limited Partners, respectively, per annum on the aggregate capital contributions made to the Partnership (including, capital contributions made to the Partnership to fund the Partnership’s organizational expenses, management fees and other ongoing costs); c) third, for Class A Limited Partners only, 100% to the General Partner as a carried interest distribution until the General Partner has received an amount equal to 20% of the aggregate amount of distributions; and d) thereafter (a) 80% to such Partner and (b) 20% to the General Partner. Income from short-term investments is distributed to all partners in proportion to such partners’ contributions to such investments.

For the years ended December 31, 2013 and 2012, the Partnership made distributions to General Partner and Limited Partners totaling $24,916,429 and $55,431,591, respectively. For the year ended December 31, 2013, distributions made to Class A Limited Partners and Class B Limited Partners amounted to 69.82% and 29.88% of total distributions, respectively. For the year ended December 31, 2012, distributions made to Class A Limited Partners and Class B Limited Partners amounted to 66.69% and 33.31% of total distributions, respectively.

Upon the termination of the Partnership, if it is determined that the General Partner has received carried interest distributions in excess of the amount it would have received had such distributions been determined on a cumulative basis, a clawback payment of such excess is required of the General Partner.

BNY MELLON-ALCENTRA MEZZANINE III, L.P.

NOTES TO FINANCIAL STATEMENTS
December 31, 2013 and 2012

7. Distributions  – (continued)

Distributions to limited partners in 2013 are broken down as follows:

Return on capital	$12,015,381
Return of capital	12,826,908
Total	$24,842,289

8. Allocation of Profits and Losses

Allocations of Partnership profits are made in a manner which is consistent with, and gives effect to, the distribution procedures outlined in Note 7 above. Partnership losses are allocated to all partners in proportion to such partners’ capital commitments or to such partners’ percentage ownership in such investment from which the losses arose, or if there is no such investment, in proportion to their capital commitment. For the years ended December 31, 2013 and 2012, the General Partner was allocated carried interest distributions of $1,804,963 and $3,237,056, respectively.

9. Related Party Transactions

Certain employees of the Manager are Limited Partners of the Partnership. As of December 31, 2013, an affiliate of the Partnership also has a $50.0 million commitment to the Partnership as a Limited Partner. As of December 31, 2013 and 2012, this Limited Partner has contributed $40,136,386 and $33,137,763, respectively, or 80.27% and 66.28%, respectively, of its total capital commitments to the Partnership.

The amounts due from Limited Partners, amounts due to affiliates and distributions payable amounting to $6,635 (2012: $239,373), $10,989 (2012: $1,716) and $168 (2012: nil), respectively, relate to capital activity during the year. Additionally, the Partnership incurred $2,828,119 (2012: $4,358,653) in management fees, of which $715,014 (2012: nil) was payable to the Manager as of December 31, 2013.

10. Line of Credit

The Partnership entered into a credit agreement with the Administrator under which the Partnership can borrow an aggregate principal amount of $15 million for the financing of portfolio investments. Interest is charged at the Alternative Rate, defined as the higher of (a) the Federal Fund Rate and (b) the Overnight LIBOR Rate, plus 130 basis points. The interest rate, year to date, has ranged from 1.3795% to 1.49%. The credit agreement is set to mature on dates between May 17, 2014 and June 29, 2014. As of December 31, 2013 and 2012, the Partnership had outstanding borrowings of $15,000,000 and $5,000,000, respectively. For the year ended December 31, 2013, the Partnership borrowed an average of $9,484,749.

11. Market and Other Risk Factors

At December 31, 2013 and 2012, the Partnership’s portfolio investments are comprised of non-publicly-traded securities. The non-publicly-traded securities trade in an illiquid marketplace. The portfolio is concentrated in the nine industries listed in Note 13. Risks affecting these industries include, but are not limited to, increasing competition, rapid changes in technology, government actions and changes in economic conditions. These risk factors could have a material effect on the ultimate realizable value of the Partnership’s investments.

Economic conditions in 2013 continued to impact revenues and operating cash flows for most businesses and continued to impact the lending markets, leaving many businesses unable to borrow or refinance debt obligations. These restrictions on obtaining available financing, coupled

BNY MELLON-ALCENTRA MEZZANINE III, L.P.

NOTES TO FINANCIAL STATEMENTS
December 31, 2013 and 2012

11. Market and Other Risk Factors  – (continued)

with the continuing economic slowdown, have resulted in a low volume of purchase and sale transactions across all industries, which has limited the amount of observable inputs available to the General Partner in estimating the fair value of the Partnership’s investments. The General Partner estimates the fair value of investments for which observable market prices in active markets do not exist based on the best information available, which may differ significantly from values that would have otherwise been used had a ready market for the investments existed and the differences could be material.

Market conditions may deteriorate, which may negatively impact the estimated fair value of the Partnership’s investments or the amounts which are ultimately realized for such investments.

The above events are beyond the control of the Partnership and cannot be predicted. Furthermore, the ability to liquidate investments and realize value is subject to significant limitations and uncertainties. There may also be risk associated with the concentration of investments in one geographic region or in certain industries.

12. Commitments and Contingencies

The Partnership enters into contracts in the ordinary course of business that contain a variety of indemnifications or warranties. The Partnership’s maximum exposure under these arrangements is unknown. However, the Partnership has not had any claims or losses pursuant to such contracts and expects the risk of loss to be remote.

The liability of each Limited Partner is limited to its unfunded Capital Commitment, which obligations shall be enforceable to the fullest extent allowed by the Delaware Revised Uniform Limited Partnership Act (the Delaware Act), and any return of distributed capital that may be required by law. Under the Delaware Act, the General Partner is liable for all obligations of the Partnership, without limitation. As of December 31, 2013 and 2012, there were no outstanding commitments to portfolio companies.

In the normal course of business, the Partnership enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. In addition, under the terms of the Limited Partnership Agreement, the Partnership has agreed to indemnify the General Partner, its officers, directors, employees, agents or any person who serves on behalf of the Partnership from any loss, claim, damage, or liability which such person incurs by reason of his performance of activities of the Partnership, provided they acted in good faith. Based on experience, the General Partner expects the risk of loss related to the Partnership’s indemnifications to be remote.

BNY MELLON-ALCENTRA MEZZANINE III, L.P.

NOTES TO FINANCIAL STATEMENTS
December 31, 2013 and 2012

13. Classification of Portfolio Investments

As of December 31, 2013, the Partnership’s portfolio investments were categorized as follows:

	Cost	Fair Value	% of Net Assets*
Industry
Technology	$27,641,303	$36,492,364	32.98%
Healthcare	17,788,791	18,409,791	16.64%
Media & Entertainment	16,401,228	16,796,478	15.18%
Food and Beverage	12,391,564	12,391,564	11.20%
Disaster Recovery Services	13,239,853	11,906,520	10.76%
Waste Management Services	10,802,784	10,802,784	9.76%
Education	11,590,021	10,702,958	9.68%
Energy Service Company	10,017,974	6,868,969	6.21%
Defense Services	500,000	594,409	0.54%
	$120,373,518	$124,965,837	112.95%
Geographic Region
Eastern United States	$78,263,263	$85,586,587	77.36%
Midwest United States	22,409,538	19,260,533	17.41%
West United States	19,700,717	20,118,717	18.18%
	$120,373,518	$124,965,837	112.95%
Investment Type
Debt	$78,235,163	77,460,413	70.02%
Common Shares/Membership Units	21,414,063	24,653,409	22.28%
Preferred Shares/Membership Units	20,313,081	20,149,748	18.21%
Warrants	411,211	2,702,267	2.44%
Total	$120,373,518	$124,965,837	112.95%

*	Fair value as a percentage of Net Assets

BNY MELLON-ALCENTRA MEZZANINE III, L.P.

NOTES TO FINANCIAL STATEMENTS
December 31, 2013 and 2012

13. Classification of Portfolio Investments  – (continued)

As of December 31, 2012, the Partnership’s portfolio investments were categorized as follows:

	Cost	Fair Value	% of Net Assets*
Industry
Media & Entertainment	$19,159,250	$20,632,286	21.33%
Food and Beverage	12,359,788	13,851,788	14.32%
Education	12,778,476	12,778,476	13.21%
Security Alarm Monitoring Company	11,506,568	12,336,327	12.75%
Healthcare	11,883,581	11,883,581	12.29%
Energy Service Company	9,902,225	10,633,220	10.99%
Waste Management Services	8,737,157	8,737,157	9.04%
Technology	7,093,721	8,593,721	8.89%
Defense Services	500,000	471,000	0.49%
	$93,920,766	$99,917,556	103.31%
Geographic Region
Eastern United States	$71,658,753	$75,432,548	77.99%
Midwest United States	22,262,013	24,485,008	25.32%
	$93,920,766	$99,917,556	103.31%
Investment Type
Debt	$65,446,132	$65,446,132	67.66%
Common Shares/Membership Units	18,560,241	21,874,000	22.62%
Preferred Shares/Membership Units	9,914,121	10,858,157	11.23%
Warrants	272	1,739,267	1.80%
Total	$93,920,766	$99,917,556	103.31%

*	Fair value as a percentage of Net Assets

14. Financial Highlights

The following performance ratios and internal rate of return (“IRR”) (since inception) are presented for the Limited Partners as a single class, taken as a whole. The actual ratios of each individual investor may vary and are dependent upon the specific allocations of income and expense to such investor and the timing of capital transactions for such investor.

The net investment income (loss) ratio and the expense ratio are computed using the weighted average capital of the Limited Partners during the periods. The net investment income (loss) ratio does not include the effects of the carried interest allocation. The weighted average capital calculation reflects a measure of capital after each capital contribution, distribution or other significant change in capital at the end of each quarterly accounting period. The IRR was computed based on the actual dates of Limited Partners’ cash inflows (capital contributions) and outflows (cash and stock distributions), and the residual value of the Limited Partners’ capital accounts as of December 31, 2013 and 2012.

BNY MELLON-ALCENTRA MEZZANINE III, L.P.

NOTES TO FINANCIAL STATEMENTS
December 31, 2013 and 2012

14. Financial Highlights  – (continued)

	2013	2012
Net investment income (loss) ratio before carried interest allocation	7.50%	8.94%
Expense ratio before carried interest allocation	3.54%	5.92%
Carried interest allocation	1.80%	3.79%
Expense ratio after carried interest allocation	5.34%	9.71%
Cumulative IRR after carried interest allocation	10.03%	11.30%

These financial highlights may not be indicative of future performance.

15. Unconsolidated Significant Subsidiaries

In accordance with the SEC’s Regulation S-X and GAAP, we have subsidiaries that are not required to be consolidated. We have certain unconsolidated significant subsidiaries that pursuant to Rule 4-08(g) of Regulation S-X, summarized unaudited financial information is presented below in aggregate as of and for the year ended December 31, 2013.

Balance Sheet	As of December 31, 2013
Current Assets	14,298,448
Noncurrent Assets	32,385,291
Current Liabilities	4,606,485
Noncurrent Liabilities	20,295,994

Income Statement	For the year ended December 31, 2013
Net Sales	38,655,576
Gross Profit	11,532,026
Net Income (Loss)	(8,157,148)

16. Subsequent Events

The Partnership has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. From January 1, 2014 to the date the financial statements were issued, the Partnership received contributions in the amount of $34,915,014 and made distributions to partners in the amount of $3,941,341. New investments purchased during the same period amounted to $16.8 million, comprising $1,500,000 to Global Telecom & Technology Inc. and $300,000 to Show Media, Inc. as add on investments and $15,000,000 to DBI Holdings LLC. as a new investment (13% maturing 9/5/2019). On February 28, 2014, Media Storm, LLC repaid the outstanding debt portion of its 14% senior subordinated note, in the amount of $8,407,588.

Investment Portfolio Sale Transaction

In June 2013, BNY Alcentra Group Holdings, Inc. formed Alcentra Capital Corp. (Alcentra) which will operate as a non-diversified closed-end management investment company and will file an election to be regulated as a business development company (BDC) under the Investment Company Act of 1940.

In the fourth quarter of 2013, the Partnership received majority approval from the Limited Partners for the Partnership to enter into an asset purchase agreement with Alcentra to effectuate the sale by the Partnership of all of its debt and equity investments to Alcentra with the exception of Global Telecom & Technology, Inc., which will not be included in the assets to be sold to Alcentra. In addition, the debt investments held in a warehouse facility of BNY Alcentra Group Holdings, Inc. will also be sold to Alcentra . These sale transactions are expected to be independently financed by Alcentra and to close shortly after Alcentra's elected to be treated as a BDC and concurrent with the closing of its initial public offering.

BNY MELLON-ALCENTRA MEZZANINE III, L.P.

NOTES TO FINANCIAL STATEMENTS
December 31, 2013 and 2012

16. Subsequent Events  – (continued)

The fair value of the equity and debt investments of the Partnership as of December 31, 2013 are included in the schedule of investments in these financial statements. The fair value of the debt investments held by BNY Alcentra Group Holdings, Inc. as of December 31, 2013 which will be acquired by Alcentra are listed in the schedule below. The fair values of these investments were determined in accordance with ASC 820 using the valuation methodologies described in Note 2.

Portfolio Company/Type of Investment	Industry	Cost as of December 31, 2013	Fair Value as of December 31, 2013
Aphena Pharma Solutions 10.5% (7% cash and 3.5% PIK)	Packaging	(a)	(a)
Black Diamond Rentals 14% (10% cash and 4% PIK)	Oil & Gas Services	11,435,000	11,435,000
WellBiz Brands, Inc. 10.5% (7% cash and 3.5% PIK)	Physical Therapy	6,141,000	6,141,000
Total Portfolio Investments		$17,576,000	$17,576,000

(a)	This investment was acquired on March 4, 2014 at a cost of $3,196,401.

BNY MELLON-ALCENTRA MEZZANINE III, L.P.

SUPPLEMENTARY DATA
Selected Quarterly Data (Unaudited)

	2013
	Q4	Q3	Q2	Q1
Total investment income	$3,435,712	$2,225,597	$2,749,663	$2,640,411
Net investment income	2,314,995	1,351,985	1,953,426	1,889,241
Net realized and unrealized (loss) gain	102,603	248,538	1,549,271	242,352
Net (decrease) increase in net assets resulting from operations	2,417,598	1,600,523	3,502,697	2,131,593

	2012
	Q4	Q3	Q2	Q1
Total investment income*	$4,440,753	$3,008,363	$2,890,642	$2,347,303
Net investment income*	3,412,752	1,204,709	1,169,591	1,847,459
Net realized and unrealized (loss) gain*	3,393,989	1,229,328	2,885,257	305,445
Net (decrease) increase in net assets resulting from operations	6,806,741	2,434,037	4,054,848	2,152,904

*	Adjusted for the effects of the correction of the classification of PIK accrued on an investment in a portfolio company as discussed in Note 2 to the financial statements.

Alcentra Capital Corporation

$

% Notes due 20[•]

PRELIMINARY PROSPECTUS

    , 2014

Through and including     , 2014 (25 days after the date of the prospectus), U.S. federal securities laws may require all dealers that effect transactions in our common stock, whether or not participating in this offering, to deliver a prospectus. This is in addition to the dealers’ obligations to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

ALCENTRA CAPITAL CORPORATION
PART C
OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1) Financial statements

Page No.
Unaudited Financial Statements:
Consolidated Financial Statements of Alcentra Capital Corporation
Statement of Assets and Liabilities as of June 30, 2014	F-2
Statement of Operations for the period from May 8, 2014 (commencement of operations) to June 30, 2014	F-3
Statement of Changes in Net Assets for the period from May 8, 2014 (commencement of operations) to June 30, 2014	F-5
Consolidated Statement of Cash Flows for the period from May 8, 2014 (commencement of operations) to June 30, 2014	F-6
Schedule of Investments of Alcentra Capital Corporation as of June 30, 2014	F-7
Financial Statements of BNY Mellon-Alcentra Mezzanine III, L.P.
Statement of Assets and Liabilities as of December 31, 2013	F-37
Statement of Operations for the period from April 1, 2014 to May 7, 2014, for the period from January 1, 2014 to May 7, 2014, and for the three- and six-month periods ended June 30, 2013	F-38
Statement of Changes in Net Assets for the period from January 1, 2014 to May 7, 2014 and for the six-month period ended June 30, 2013	F-39
Statement of Cash Flows for the period of January 1, 2014 to May 7, 2014 and for the six-month period ended June 30, 2013 (unaudited)	F-40
Schedule of Investments of BNY Mellon-Alcentra Mezzanine III, L.P. as of December 31, 2013	F-45
Notes to Unaudited Consolidated Financial Statements	F-48

(2) Exhibits

(a)(1)	Articles of Amendment and Restatement(1)
(b)(1)	Bylaws(1)
(c)	Not applicable
(d)(1)	Form of Base Indenture*
(d)(2)	Form of First Supplemental Indenture*
(d)(3)	Form of Global Note (included as Exhibit A to the Form of First Supplemental Indenture)*
(d)(4)	Statement of Eligibility of Trustee on Form T-1*
(e)	Form of Dividend Reinvestment Plan(3)
(f)	Not applicable
(g)(1)	Form of Investment Advisory Agreement between Registrant and our Adviser(3)
(g)(2)	Form of Letter Agreement between the Registrant and Alcentra NY, LLC(3)
(h)	Form of Underwriting Agreement for Notes*
(i)	Not applicable
(j)	Form of Custody Agreement with State Street Bank and Trust Company(5)
(k)(1)	Form of Master Administration and Accounting Agreement between Registrant and State Street Bank and Trust Company(5)
(k)(2)	Form of License Agreement between the Registrant and Alcentra NY, LLC(2)
(k)(3)	Form of Registration Rights Agreement(2)
(k)(4)	Form of Senior Secured Revolving Credit Agreement among the Registrant and ING Capital LLC(5)
(k)(5)	Form of Guarantee and Security Agreement among the Registrant and ING Capital LLC(5)
(l)	Form of Opinion and Consent of Sutherland Asbill & Brennan LLP, counsel for Registrant*
(m)	Not applicable
(n)(1)	Consent of Independent Registered Public Accounting Firm
(o)	Not applicable
(p)	Not applicable
(q)	Not applicable
(r)(1)	Code of Ethics of the Registrant(2)
99.1	Statement of Computation of Ratios of Earnings to Fixed Charges

*	To be filed by amendment.
(1)	Previously filed in connection with the Registrant’s Registration Statement on Form N-2 (File No. 333-194521) filed on March 12, 2014, and incorporated by reference herein.
(2)	Previously filed in connection with Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-194521) filed on April 9, 2014, and incorporated herein by reference.
(3)	Previously filed in connection with Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-194521) filed on April 22, 2014, and incorporated herein by reference.
(4)	Previously filed in connection with Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File No. 333-194521) filed on April 28, 2014, and incorporated herein by reference.
(5)	Previously filed in connection with Pre-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 (File No. 194521) filed on May 8, 2014, and incorporated herein by reference.

Item 26. Marketing Arrangements

The information contained under the heading “Underwriting” on this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

Securities and Exchange Commission registration fee		$2,324
FINRA filing fee		$3,500
The Nasdaq Global Select Market listing fees*		$51,050
Printing expenses*	$	[•]
Accounting fees and expenses*	$	[•]
Legal fees and expenses*	$	[•]
Miscellaneous*	$	[•]
Total	$	[•]

*	To be provided by pre-effective amendment.

Item 28. Persons Controlled by or Under Common Control

None.

Item 29. Number of Holders of Securities

The following table sets forth the approximate number of record holders of the Registrant’s common stock as of October 24, 2014.

Title of Class	Number of Record Holders
Common Stock, $0.001 par value	1

Item 30. Indemnification

Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VII of the Registrant’s charter and Article XI of the Registrant’s Bylaws.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended, or the 1940 Act.

The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the

Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Adviser

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Alcentra NY, LLC, our Adviser, and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the investment adviser’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Registrant.

The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, or the Securities Act, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has entered into indemnification agreements with its directors. The indemnification agreements are intended to provide the Registrant’s directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that the Registrant shall indemnify the director who is a party to the agreement, or an

Indemnitee, including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management.” Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV as filed with the Securities and Exchange Commission (SEC file number 801-62417) and incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Alcentra Capital Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166;
(2)	the Transfer Agent, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170;
(3)	the Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110; and
(4)	the Adviser, Alcentra NY, LLC, 200 Park Avenue, 7th Floor, New York, New York 10166.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

(1)	The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.
(2)	Not applicable.
(3)	Not applicable.
(4)	Not applicable.
(5)	The Registrant undertakes that:
(a)	For the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.
(b)	For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
(6)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in New York City, in the State of New York, on this 27th day of October 2014.

ALCENTRA CAPITAL CORPORATION

By:	/s/ Paul J. Echausse Name: Paul J. Echausse Title: President and Chief Executive Officer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Paul J. Echausse and Ellida McMillan, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/s/ Paul J. Echausse Paul J. Echausse	President and Chief Executive Officer (Principal Executive Officer)	October 27, 2014
/s/ Paul Hatfield Paul Hatfield	Chairman of the Board of Directors	October 27, 2014
/s/ Ellida McMillan Ellida McMillan	Chief Accounting Officer, Treasurer and Secretary (Principal Financial and Accounting Officer)	October 27, 2014
/s/ T. Ulrich Brechbühl T. Ulrich Brechbühl	Director	October 27, 2014
/s/ Douglas J. Greenlaw Douglas J. Greenlaw	Director	October 27, 2014
/s/ Rudolph L. Hertlein Rudolph L. Hertlein	Director	October 27, 2014